       As filed with the Securities and Exchange Commission on April 15, 1998
                                                                FILE NO. 33-7734
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 16

                                      TO

                                   FORM S-6
                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2
                                ---------------

A.  Exact name of trust:
                            JPF SEPARATE ACCOUNT A
                      (FORMERLY CHUBB SEPARATE ACCOUNT A)

B.  Name of depositor:
                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
              (FORMERLY CHUBB LIFE INSURANCE COMPANY OF AMERICA)
C.  Complete address of depositor's principal executive offices:
                               One Granite Place
                               Concord, NH 03301
D.  Name and complete address of agent for service:
                              Ronald R. Angarella
                                   President
                    Jefferson Pilot Securities Corporation
                               One Granite Place
                               Concord, NH 03301

                                  Copies to:
         Charlene Grant, Esq.                        Joan E. Boros, Esq.
                                                Jorden, Burt, Boros, Ciochetti,
Jefferson Pilot Financial Insurance Company         Berenson & Johnson LLP
           One Granite Place                  1025 Thomas Jefferson Street, N.W.
           Concord, NH 03301                           Suite 400 East
                                                  Washington, D.C. 20007-0805

                                ---------------
    It is proposed that this filing will become effective (check appropriate box)

          [X] immediately upon filing pursuant to paragraph (b)
          [_] 60 days after filing pursuant to paragraph (a)(i)
          [_] on (date) pursuant to paragraph (a)(i) of rule (485)
          [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
E.  Title and amount of Securities being registered:
          Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.
F. Proposed maximum aggregate offering prices to the public of the securities being registered:
          Registration of Indefinite Amount of Securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

G.  Amount of filing Fee:
          An indefinite amount of the Registrant's securities has been registered pursuant to a declaration, under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 2-94478. Registrant filed a Rule 24f-2 Notice for the fiscal year ending December 31, 1997 on March 31, 1998.
H.  Approximate date of proposed public offering:
    As soon as practicable after the effective date.
    Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

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                                  ENSEMBLE II
                            JPF SEPARATE ACCOUNT A

          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               ONE GRANITE PLACE
                         CONCORD, NEW HAMPSHIRE 03301
                                (603) 226-5000

 The Flexible Premium Variable Life Insurance Policy ("Policy") currently offered by Jefferson Pilot Financial Insurance Company ("JP Financial"), formerly Chubb Life Insurance Company of America, and described in this Prospectus is designed to provide a policyowner with both lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. Although each Policy contains a schedule of intended premium payments ("Planned Periodic Premiums"), and an intended frequency of premium payments ("Premium Frequency"), a policyowner may, subject to certain restrictions, vary the frequency and amount of the premium payments and increase or decrease the level of life insurance benefits payable under the Policy. This flexibility allows a policyowner to provide for changing insurance needs within the framework of a single insurance policy. Unlike traditional lifetime insurance protection, the policyowner participates in the investment experience of JPF Separate Account A ("Separate Account A"). Accumulation value under the Policy will increase with positive investment experience and decrease with negative investment experience. Accumulation value in Separate Account A is not guaranteed and could decline to zero.
 The Policy provides for a death benefit payable at the Insured's death. If net premiums are allocated to Separate Account A, the amount of the death benefit may reflect the investment experience of the chosen division of Separate Account A, as well as the frequency and amount of premiums, any withdrawals of cash value ("withdrawal"), and the charges assessed in connection with the Policy. As long as the Policy remains in force, the death benefit will not be less than the current Specified Amount of the Policy, reduced by any outstanding indebtedness and any due and unpaid charges. The minimum initial Specified Amount of a Policy is $25,000. The Specified Amount may not be reduced to less than $25,000, except when required by a withdrawal. The Specified Amount may not be reduced to less than $10,000 after a withdrawal.
 The Policy provides two death benefit options which may be chosen by the policyowner. Under Option I, the death benefit payable under the Policy is equal to the greater of (i) the Specified Amount or (ii) the Policy's accumulation value on the date of death multiplied by the "corridor percentage". The corridor percentage is a tax law concept pertaining to the relationship between accumulation value and death benefit, based on the Insured's attained age. Under Option II, the death benefit equals the Specified Amount plus the accumulation value of the Policy on the date of death, but not less than the Policy's accumulation value multiplied by the corridor percentage. The policyowner may, subject to certain restrictions, change from one death benefit option to the other after the Policy has been issued.
 The initial premium payment must be sufficient to keep the Policy in force for at least three months. No premium payment may be less than $25. The total of all premiums paid may never exceed the current maximum premium limitations set forth in the Internal Revenue Code of 1986 (the "Code"). The limitation on total premiums paid is imposed in order to comply with present requirements for the definition of life insurance to obtain favorable federal income tax treatment of the Policy and its death benefit.
 The Policy will remain in force so long as cash value exceeds indebtedness and cash value less indebtedness is sufficient to pay certain monthly charges imposed in connection with the Policy. The cash value equals the accumulation value less any surrender charge. Accumulation value in Separate Account A will reflect the investment experience of the chosen divisions of Separate Account A, the amount and frequency of premium payments, any withdrawals, and charges imposed in connection with the Policy. Adherence to the schedule of Planned Periodic Premiums will not assure the Policy will remain in force. The policyowner bears the entire investment risk for all amounts allocated to Separate Account A; no minimum accumulation value is guaranteed and the accumulation value could decline to zero. So long as cash value exceeds indebtedness and subject to certain conditions described in this Prospectus, a policyowner may obtain policy loans at any time after the first policy anniversary and may make withdrawals at any time. Both withdrawals and policy loans must be made prior to the Policy's maturity date.
 The policyowner may allocate net premiums to one or more of the divisions of Separate Account A or to JP Financial's General Account on the allocation date. Each division of Separate Account A will invest solely in a corresponding portfolio (a "Portfolio") of Jefferson Pilot Variable Fund, Inc., Templeton Variable Products Series Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Oppenheimer Variable Account Funds or MFS Variable Insurance Trust (collectively, the "Funds"). Prior to the allocation date the net premiums paid will be deposited in JP Financial's General Account. There is a period during which the policyowner may cancel the Policy. If the policyowner elects during this "free look" period to cancel the Policy, JP Financial will reimburse, within seven days from the date the Policy is surrendered to JP Financial, the full amount of premium paid. The accompanying Prospectuses for the Funds and the Statements of Additional Information, available on request, describe the investment objectives and risks of the twenty Portfolios.
 Prospective purchasers of this Policy are advised that replacement of existing insurance coverage may not be financially advantageous and should consult with their financial advisers with respect to the Policy. It may also not be advantageous to purchase this Policy if the prospective purchaser already owns a flexible premium variable life insurance policy.
 This Prospectus generally describes only the portion of the Policy involving Separate Account A. For a brief summary of JP Financial's General Account, see "THE GENERAL ACCOUNT."

                THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR
                PRECEDED BY A CURRENT PROSPECTUS FOR THE FUNDS

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES DIVISION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES DIVISION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ENSEMBLE II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN THE CONTRACTS INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

   PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
DEFINITIONS..........................................................     3
SUMMARY..............................................................     4
JEFFERSON PILOT FINANCIAL INSURANCE COMPANY..........................     10
JPF SEPARATE ACCOUNT A...............................................     10
THE FUNDS............................................................     10
THE POLICY...........................................................     16
  General............................................................     16
  Payment of Premiums................................................     16
  Premium Limitations................................................     16
  Allocation of Premiums.............................................     16
  Transfers..........................................................     17
  Telephone Transfers, Loans and Reallocations.......................     18
  Policy Lapse.......................................................     18
  Reinstatement......................................................     19
  Policy "Free Look".................................................     19
CHARGES AND DEDUCTIONS...............................................     19
  Premium Charges....................................................     19
  Monthly Deduction..................................................     19
  Risk Charge........................................................     20
  Surrender Charge...................................................     20
  Administrative Fees................................................     22
  Other Charges......................................................     22
POLICY BENEFITS AND RIGHTS...........................................     22
  Death Benefits.....................................................     22
  Guaranteed Death Benefit...........................................     23
  Combined Requests..................................................     23
  Maturity of the Policy.............................................     23
  Optional Insurance Benefits........................................     23
  Settlement Options.................................................     25
CALCULATION OF ACCUMULATION VALUE....................................     25
  Unit Values........................................................     26
  Net Investment Factor..............................................     26
CASH VALUE BENEFITS..................................................     26
  Surrender Privileges...............................................     27
  Policy Loans.......................................................     27

                                                                         PAGE
                                                                         ----
OTHER MATTERS........................................................     29
  Voting Rights......................................................     29
  Additions, Deletions or Substitutions of Investments...............     29
  Annual Summary.....................................................     29
  Confirmation.......................................................     29
  Limitation on Right to Contest.....................................     30
  Misstatements......................................................     30
  Suicide............................................................     30
  Beneficiaries......................................................     30
  Postponement of Payments...........................................     30
  Assignment.........................................................     30
  Illustration of Benefits and Values................................     30
  Non-Participating Policy...........................................     31
THE GENERAL ACCOUNT..................................................     31
  General Description................................................     31
  The Policy.........................................................     31
  General Account Benefits...........................................     31
  General Account Accumulation Value.................................     31
  Determination of Charges...........................................     32
  Premium Deposit Fund...............................................     32
DISTRIBUTION OF THE POLICY...........................................     32
  Group or Sponsored Arrangements....................................     33
MANAGEMENT OF JP FINANCIAL...........................................     34
  Executive Officers and Directors of JP Financial...................     34
STATE REGULATION OF JP FINANCIAL.....................................     35
FEDERAL TAX MATTERS..................................................     35
  Tax Considerations.................................................     35
  Policy Proceeds....................................................     35
  Charge for JP Financial Income Taxes...............................     38
EMPLOYEE BENEFIT PLANS...............................................     38
LEGAL PROCEEDINGS....................................................     38
EXPERTS..............................................................     38
REGISTRATION STATEMENT...............................................     38
FINANCIAL STATEMENTS.................................................     38
ILLUSTRATIONS........................................................ Appendix A

 THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. JP FINANCIAL DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PRO-SPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUSES OF THE FUNDS OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

                                  DEFINITIONS
 In addition to the capitalized terms which are defined elsewhere in this Prospectus, the following words and phrases shall have the indicated meanings:

 Accumulation value--The total amount that a Policy provides for investment at any time plus the amount held as collateral for policy debt.

 Age--The Insured's age at his nearest birthday.

 Allocation date--The date when the initial premium is placed in divisions of Separate Account A and the General Account in accordance with the policyowner's allocation instructions in the application. The allocation date is 25 days from the date JP Financial mails the Policy to the agent for delivery to the policyowner. However, if the insured is in a substandard risk class, the Allocation Date will be the date of receipt by JP Financial of all items necessary under its administrative and underwriting procedures to release the Policy to active status in its processing system.

 Attained Age--The age of the Insured at the last policy anniversary.

 Beneficiary--The beneficiary designated by the policyowner in the application. If changed, the beneficiary is as shown in the latest change filed with JP Financial. If no beneficiary survives the Insured, the policyowner or the policyowner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee.

 Cash value--The accumulation value less the surrender charge. This amount less the amount of policy debt is payable to the policyowner on the earlier of surrender of the Policy or the maturity date.

 Date of Receipt--Any business day of JP Financial, prior to 4:00 P.M. New York City time, on which a notice or premium payment is received at JP Financial's service center or home office.

 Death benefit--The amount, less the amount of policy debt, which is payable to the beneficiary under the Policy upon the death of the Insured.

 Division--A division of Separate Account A which invests exclusively in the shares of a specified Portfolio of the Funds.

 Ensemble II--The name of the Flexible Premium Variable Life Insurance Policy described in this Prospectus.

 Funds--Jefferson Pilot Variable Fund, Inc., Templeton Variable Products Series Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Oppenheimer Variable Account Funds and MFS Variable Insurance Trust series mutual funds.

 General Account--The assets of JP Financial other than those allocated to Separate Account A or any other separate account.

 Insured--The person upon whose life the Policy is issued.

 Issue Age--The Insured's age at his nearest birthday on the Policy Date.

 Loan value--Generally, 90% of a Policy's cash value on the date of a loan.

 Maturity date--Unless otherwise specified, the maturity date will be the policy anniversary nearest to the Insured's 95th birthday.

 Monthly anniversary date--The same date in each month as the policy date.

 Minimum Initial Premium--The minimum payment which is due and payable on the Policy Date. The Minimum Initial Premium must be sufficient to cover monthly deductions and keep the Policy in force for at least three months.

 Net premium--The gross premium less a 2.5% premium tax charge.

 Owner (Policyowner)--The person so designated in the application or as subsequently changed.

 Policy date--The date set forth in the Policy. If money is received, it is the later of the date of application or the date of any required medical examination. If no money is received, the Policy Date is the Issue Date. The policy date is the date from which policy years, policy months, and policy anniversaries will be determined. If the policy date should fall on the 29th, 30th or 31st of a month, the policy date will be the 28th of such month.

 Policy debt--The sum of all unpaid policy loans and accrued interest thereon.

 Portfolio--A separate investment Portfolio of the Funds.

 Proof of death--One or more of the following:

  (a) A copy of a certified death certificate.

  (b) A copy of a certified decree of a court of competent jurisdiction as to the finding of death.

  (c) A written statement by a medical doctor who attended the Insured.

  (d) Any other proof satisfactory to JP Financial.

 Separate Account A--JPF Separate Account A, a separate investment account created by JP Financial to receive and invest net premiums paid under the Policy and other flexible premium variable life insurance policies offered by JP Financial.

 Specified Amount--The face amount of the Policy which is the minimum death benefit payable under the Policy.

 Surrender Charge--A sales charge assessed only upon surrender or withdrawal.

 Valuation date--Each day that the Company and the New York Stock Exchange are open for business, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 P.M. New York City time. In addition to being closed on all federal holidays, the Company will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.

 Valuation period--The period between two successive valuation dates, commencing at the close of regular trading on the New York Stock Exchange on each valuation date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding valuation date.

                                    SUMMARY

 THE FOLLOWING SUMMARY OF PROSPECTUS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. ANY SIGNIFICANT VARIATIONS FROM THE INFORMATION APPEARING IN THIS PROSPECTUS WHICH MAY BE REQUIRED DUE TO INDIVIDUAL STATE REQUIREMENTS ARE CONTAINED IN ENDORSEMENTS TO THE POLICY, AS APPROPRIATE. UNLESS OTHERWISE INDICATED, THE DESCRIPTION OF THE POLICY CONTAINED IN THIS PROSPECTUS ASSUMES THE POLICY IS IN EFFECT, THERE IS NO OUTSTANDING POLICY DEBT AND THE DEATH BENEFIT IS NOT SUBJECT TO ADJUSTMENT BY THE CORRIDOR PERCENTAGE.

 The Policy. Under the flexible premium variable life insurance policy (the "Policy") issued by Jefferson Pilot Financial Insurance Company ("JP Financial"), the policyowner may, subject to certain limitations, make premium payments in any amount at any frequency. The Policy is a life insurance contract with death benefits, cash values, and other features traditionally associated with life insurance. It is called "flexible premium" because, unlike many insurance contracts, there is no fixed schedule for premium payments, although each policyowner may establish a schedule of premium payments ("Planned Periodic Premiums"). This flexibility permits a policyowner to provide for evolving insurance needs within a single insurance product. The minimum initial Specified Amount is $25,000. A policyowner under attained age 85 may increase or decrease coverage. Increasing coverage under the Policy, rather than purchasing another policy, may save additional administrative costs. Increasing coverage under the Policy or purchasing another policy may require new evidence of insurability. Increasing coverage may have certain tax consequences. See "Federal Tax Matters."

 The Policy is called "variable" because, unlike the fixed benefits of an ordinary whole life insurance contract, the accumulation value, the cash value and, under certain circumstances, the death benefit of the Policy may increase or decrease depending upon the investment experience of the divisions of JPF Separate Account A ("Separate Account A") to which premium payments have been allocated. So long as the Policy's cash value continues to be sufficient to pay the monthly deduction, all policyowners are guaranteed a minimum death benefit equal to the face amount of the Policy (the "Specified Amount"), less any outstanding policy debt.

 The death benefit is payable under two options. Under Option I, the death benefit is equal to the greater of the Specified Amount or the accumulation value of the Policy on the date of death multiplied by the corridor percentage. Under Option II, the death benefit is equal to the sum of the Specified Amount and the Policy's accumulation value on the date of death, subject to adjustment by the corridor percentage. The corridor percentage is a tax law concept pertaining to the relationship between accumulation value and the death benefit, based on the Insured's attained age. Prospective policyowners should be aware that there is no guarantee of accumulation value in Separate Account
A. See "POLICY BENEFITS AND RIGHTS--Death Benefits."

  Variations from the information contained in this prospectus due to individual state regulations are described in endorsements to the policy. Policyowners should consult their policies for definitive information.

 JPF Separate Account A. Separate Account A is a separate account established by JP Financial pursuant to the insurance laws of the State of New Hampshire and organized as a registered unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve any supervision by the Securities and Exchange Commission (the "Commission") of the management or investment practices or policies of Separate Account A. Separate Account A is presently comprised of twenty divisions, each of which buys shares at net asset value of the corresponding portfolio (a "Portfolio") of Jefferson Pilot Variable Fund, Inc., Templeton Variable Products Series Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, MFS Variable Insurance Trust or Oppenheimer Variable Account Funds (the "Funds"). Separate Account A is administered and accounted for as part of the general business of JP Financial, but the income, capital gains, or capital losses of Separate Account A are credited to or charged against the assets held in the account in accordance with the terms of the Policy, without regard to other income or capital gains or losses of any other account arising out of any other business JP Financial conducts. The assets of Separate Account A are not chargeable with liabilities arising out of any other business conducted by JP Financial. The income and both realized and unrealized gains or losses on the assets of each division are separate and are credited or charged against each division without regard to income, gains or losses from any other division. See "CALCULATION OF ACCUMULATION VALUE--Unit Values."

 A policyowner may allocate net premium payments among the General Account and the divisions of Separate Account A which invest in Portfolios of the Funds. Over the life of the Ensemble II contract net premiums may be allocated among a total of seventeen divisions of Separate Account A.

 If the Date of Receipt of the initial premium is prior to the date JP Financial either issues the Policy or offers to issue the Policy on a basis other than as applied for, and that initial premium exceeds $500, the net premium, less any monthly deductions, will be credited with interest at the rate currently being credited to the General Account. This amount will be credited with interest for the period between the Date of Receipt of the premium (or the policy date, whichever is later) and the date JP Financial issues the Policy or the applicant refuses JP Financial's offer to issue the Policy on a basis other than as applied for. In those instances when JP Financial declines to issue a Policy, the entire premium paid, if greater than $500, will be returned with interest; interest will be credited from the Date of Receipt to the date the application is rejected. If the Policy issued as applied for is not accepted or the "free look" is exercised, no interest will be credited. JP Financial will retain any interest earned on the initial net premium. Prior to the allocation date the initial net premium will be deposited in JP Financial's General Account.

 The Funds. Jefferson Pilot Variable Fund, Inc., formerly The Chubb America Fund, Inc., is registered as an open-end diversified management company under the 1940 Act. Its shares are offered only to divisions of separate accounts, whether now in existence or to be established by JP Financial or its affiliated insurance companies to fund variable life insurance policies and variable annuity contracts.

 Jefferson Pilot Variable Fund, Inc. presently has eleven classes of stock, each representing a Portfolio having a specific investment objective. The present Portfolios of Jefferson Pilot Variable Fund, Inc. are the World Growth Stock Portfolio, the International Equity Portfolio, the Money Market Portfolio, the Global Hard Assets Portfolio, the High Yield Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio and the Emerging Growth Portfolio. In the future Jefferson Pilot Variable Fund, Inc. may add or delete Portfolios. The investment manager to Jefferson Pilot Variable Fund, Inc. is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), formerly Chubb Investment Advisory Corporation, a wholly-owned subsidiary of JP Financial.

 Templeton Variable Products Series Fund is an open-end, diversified management investment company currently consisting of nine separate series, eight of which offer two classes of shares; one series (Templeton International Fund: Class 1) offers its shares to a corresponding division of Separate Account A. Templeton Variable Series Fund offers its shares solely to separate accounts of insurance companies, including companies not affiliated with JP Financial, as an investment vehicle for variable life insurance policies and variable annuity contracts. The investment manager of Templeton International Fund is Templeton Investment Counsel, Inc. ("TICI").

 Fidelity Variable Insurance Products Fund (Fidelity VIP) and Fidelity Variable Insurance Products Fund II (Fidelity VIPII) are open-end, diversified management investment companies. Fidelity VIP currently consists of four separate series, two of which (Equity Income Portfolio and Growth Portfolio) offer their shares to a corresponding division of Separate Account A. Fidelity VIPII currently consists of five separate series, two of which (Contrafund Portfolio and Index 500 Portfolio) offer their shares to corresponding divisions of Separate Account A. Fidelity VIP and Fidelity VIPII offer their shares solely to separate accounts of insurance companies, including companies not affiliated with JP Financial, as investment vehicles for variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company is the investment manager of Fidelity VIP and Fidelity VIPII.

 MFS Variable Insurance Trust is an open end management investment company, currently consisting of twelve separate mutual fund series, two of which, MFS Research and MFS Utilities, offer their shares to a corresponding division of Separate Account A. MFS Variable Insurance Trust offers its shares to separate accounts of insurance companies, including companies not affiliated with JP Financial, as an investment vehicle for variable life and variable annuity contracts. Massachusetts Financial Services Company ("MFS") is the investment manager of the MFS Research Series and the MFS Utilities Series.

 The Oppenheimer Variable Account Funds is an open-end, diversified management investment company consisting of nine separate funds, two of which, the Oppenheimer Strategic Bond Fund and the Oppenheimer Bond Fund (available January 16, 1998), offer their shares to a corresponding division of Separate Account A. The Oppenheimer Variable Account Funds offer shares to separate accounts of insurance companies, including companies not affiliated with JP Financial, as an investment vehicle for variable life and variable annuity contracts. OppenheimerFunds, Inc. is the investment manager of the Oppenheimer Strategic Bond Fund and the Oppenheimer Bond Fund.

 Over the life of an Ensemble II contract, policyowners may allocate net premiums to a total of seventeen divisions of Separate Account A.

 Policyowners should be aware that there can be no assurance that any Portfolio will in fact achieve its stated objectives. Policyowners should read and retain the prospectuses for the Funds which accompany this Prospectus for detailed information.

 See "THE FUNDS."

 Premiums. The first premium is due on the policy date. Premiums are paid in advance, generally one year at a time; however, JP Financial permits semi-annual, quarterly and monthly premium payments. Changes in frequency and increases or decreases in the amount of Planned Periodic Premiums may be made by the policyowner provided that the total of all premiums, scheduled and unscheduled, cannot exceed the current maximum premium limitations for the definition of life insurance, set forth in the Code. JP Financial will return any excess premiums if the total of all premiums, scheduled and unscheduled, will exceed these limits. JP Financial will notify policyowners if any premiums, scheduled or unscheduled, would cause the Policy to be deemed a modified endowment contract and allow for a refund of the excess premium.
See "FEDERAL TAX MATTERS--Policy Proceeds".

 JP Financial reserves the right to limit the amount of any increase in premium payment. Subject to the foregoing limitations, a policyowner may make additional premium payments at any time prior to the maturity date of the Policy. See "THE POLICY--Payment of Premiums".

 Failure to pay premiums in accordance with the schedule of Planned Periodic Premiums will not automatically cause the Policy to lapse. It will lapse only when the cash value less outstanding policy debt is insufficient to pay the monthly deduction and a grace period expires without a sufficient payment by the policyowner. Conversely, payment of premiums in accordance with the schedule of Planned Periodic Premiums does not necessarily mean that the Policy will remain in force. See "THE POLICY--Policy Lapse".

 Death Benefit. The death benefit under the Policy is the amount payable to the named beneficiary when the person insured under the Policy dies. All or part of the death benefit may be paid in cash or applied under one or more of the payment options available under the Policy. See "POLICY BENEFITS AND RIGHTS-- Settlement Options". The death benefit will be reduced by the amount of any outstanding policy debt or unpaid monthly deduction.

 Under Option I, the death benefit will be equal to the greater of the Specified Amount or the accumulation value of the Policy on the date of death multiplied by the corridor percentage. Under Option II, the death benefit is equal to the Specified Amount plus the accumulation value of the Policy on the date of death; provided, however, that under Option II, the death benefit can never be less than the accumulation value on the date of death multiplied by the corridor percentage. See "POLICY BENEFITS AND RIGHTS--Death Benefits".

 A policyowner may, by written request, change the Specified Amount, subject to the following conditions:

  1. Any requested decrease in Specified Amount, which may only be made after a Policy has been in force for one year, will become effective on the monthly anniversary date that coincides with, or next follows, receipt of such request. The minimum decrease in Specified Amount is $25,000. No decrease may reduce the Specified Amount below $25,000.

  2. Any request for an increase in Specified Amount, which may be made at any time after the Policy has been issued, must be applied for, by a supplemental application, prior to attained age 85, and shall be subject to evidence of insurability satisfactory to JP Financial. The minimum increase in Specified Amount is $25,000.

  3. Any change approved by JP Financial will become effective on the date shown in the Supplemental Policy Specification Page of the Policy, subject to deduction of the first month's cost of insurance from the accumulation value of the Policy.

 By written request, a policyowner may also change the death benefit option. If the request is to change from Option I to Option II, the Specified Amount will be decreased by the amount of the accumulation value of the Policy on the effective date of the change. Evidence of insurability satisfactory to JP Financial will be required for change from Option I to Option II. The effective date of the change from Option I to Option II will be the monthly anniversary date that coincides with or next follows the date of underwriter approval. If the request is to change from Option II to Option I, the Specified Amount will be increased by the amount of the accumulation value of the Policy on the effective date of the change. No evidence of insurability is required for a change from Option II to Option I. The effective date of the change from Option II to Option I will be the monthly anniversary date that coincides with or next follows the Date of Receipt of the request for change. See "POLICY BENEFITS AND RIGHTS--Death Benefits". Policyowners may combine a request for a change in the Specified Amount with a request for a change in the death benefit option. Combined requests will be subject to the requirements and limitations of each of the requests. See "POLICY BENEFITS AND RIGHTS--Combined Requests."

 Value of Policy. The Policy provides for accumulation value equal to the total of accumulation value in the General Account and the Policy's accumulation value in divisions of Separate Account A. The Policy's accumulation value will reflect the amount and frequency of premium payments, the value of net premiums (net premiums plus credited interest), if any, allocated to the General Account, the investment experience of Separate Account A, policy loans, any withdrawals, and any charges imposed in connection with the Policy. There is no minimum guaranteed accumulation value.

 The accumulation value of each division in Separate Account A on the allocation date is equal to the net premiums, plus interest earned prior to the allocation date, which have been paid and allocated to that division less the portion of the first monthly deduction allocated to the Policy's accumulation value in that division. Thereafter, at the end of each valuation period after the initial allocation, the Policy's accumulation value in a division is equal to the sum of (a) the accumulation value in the division on the preceding valuation date multiplied by the net investment factor (See "CALCULATION OF ACCUMULATION VALUE--Net Investment Factor") for the current valuation period, plus (b) any net premium received during the current valuation period which is allocated to the division, plus (c) all accumulation values transferred to the division from another division or the General Account, including loan repayments, during the current valuation period, minus (d) accumulation values transferred from the division to another division or the General Account and accumulation values transferred to secure a policy debt during the current valuation period, and minus (e) all withdrawals from the division during the current valuation period, and minus (f) a pro-rata portion of monthly deductions, whenever a valuation period includes the monthly anniversary date.

 The Policy's total accumulation value in Separate Account A equals the sum of the Policy's accumulation value in each division. The Policy's accumulation value in Separate Account A is expressed in terms of the number of units and unit values of each division. See "CALCULATION OF ACCUMULATION VALUE--Unit Values".

 Charges and Deductions.

 (a) JP Financial deducts 2.5% of each premium payment (2.35% in California) received to cover state premium taxes imposed. This premium tax charge represents an average of state premium taxes. This charge may not be increased.

 (b) There is a monthly deduction from each Policy's accumulation value in the General Account and/or the divisions of Separate Account A equal to the sum of
(i) the cost of insurance, described below, and the cost of additional benefits provided by rider attached to the Policy; and (ii) a monthly administrative charge of $6.00. The cost of insurance charge is calculated on each monthly anniversary date. It is based on the sex, issue age, policy year, rating class of the Insured, and Specified Amount of the Policy. Monthly cost of insurance rates will be determined by JP Financial based upon its expectations as to future mortality experience. Cost of insurance rates are guaranteed not to exceed or be increased above the maximum charge based upon the Commissioner's 1980 Standard Ordinary Mortality Table.

 (c) A mortality and expense risk charge, not to exceed .0024657% on a daily basis (.90% on an annual basis) will be imposed on the assets of each division. JP Financial will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

 (d) Upon surrender or withdrawal, JP Financial will assess a surrender charge. The surrender charge for the initial Specified Amount is determined by multiplying a surrender factor by the lesser of (1) the premiums actually received in policy year one, or (2) the "Guideline Annual Premium" as defined in the rules under the 1940 Act. Subject to other considerations, the surrender charges may be reduced by paying less premium in policy year one. The surrender factor depends on the length of time the Policy has been in force and ranges between 0% and 30% of the premium paid in policy year one. The surrender charge for increases in the Specified Amount is determined in a similar manner. The surrender charge is more fully described under "CHARGES AND DEDUCTIONS-- Surrender Charge".

 (e) JP Financial charges an administrative fee equal to the lesser of $25 or 2% of the amount of the withdrawal for each withdrawal and the lesser of $25 or 10% of the amount of a transfer for each transfer between divisions of Separate Account A or the General Account. JP Financial reserves the right to assess a charge, not to exceed $25, for each request by a policyowner for an illustration of benefits and values after the policy date.

 (f) JP Financial reserves the right to charge the assets of each division of Separate Account A to provide for any income taxes payable by JP Financial on the assets of such divisions. In addition, an investment advisory fee is imposed against the assets of each Portfolio to compensate the Funds' investment manager and sub-investment managers. See "THE FUNDS".

 Policy Loans. After the first policy anniversary, a policyowner may borrow against the cash value of his Policy. Generally, the maximum loan amount is 90% of the cash value of the Policy on the date of the loan. Loan interest is payable at the end of each policy year and all policy debt outstanding will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender.

 A policyowner may allocate a policy loan among the General Account and the various divisions of Separate Account A. Accumulation value in each division equal to the policy debt so allocated will be transferred to the General Account. If loan interest is not paid when due, it becomes loan principal. An amount equal to the unpaid loan interest will be transferred to the General Account pro rata from the accumulation value of the General Account and the divisions of Separate Account A. If no accumulation value is available in any of the divisions of Separate Account A, accumulation value held in the General Account will be set aside as loan collateral. Accumulation value held in the General Account for loan collateral earns interest daily at the lesser of an effective rate of 6% or the interest rate currently credited to the General Account. As an administrative practice and in JP Financial's sole discretion, if the interest rate currently credited to the General Account falls below 6%, the accumulation value held in the General Account for loan collateral may continue to earn interest at 6%.

 A policy loan accrues interest at a maximum rate of 8% compounded annually, or at any lower rate established by JP Financial for any period during which the loan is outstanding. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of accumulation value which is held in the General Account to secure loans. The amount available at any time for a Type A loan equals the maximum loan amount less the DEFRA Guideline Single Premium, as set forth in the Code, less any outstanding Type A loans. All other loans are Type B loans; a Type B loan is charged the prevailing interest rate, but not more than the maximum. It is possible for one loan request to result in both a Type A and Type B loan. Interest accrues on a daily basis from the date of the loan and is compounded annually. A policy loan may be prepaid in whole or in part at any time while the Policy is in force. When a loan repayment is made, accumulation value securing the policy debt in the General Account equal to the loan repayment will be allocated among the General Account and divisions of Separate Account A using the same percentages as used to allocate net premiums. See "CASH VALUE BENEFITS--Policy Loans".

 Policy Cancellation, Surrender and Lapse. The policyowner has the limited right to return a Policy for cancellation and full refund of all premiums paid. JP Financial will cancel the Policy if it is returned by mail or personal delivery to JP Financial or to the agent who sold the Policy, within 10 days after the delivery of the Policy to the policyowner, within 45 days of the date of the execution of the application for insurance, or within 10 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. JP Financial will return to the policyowner, within seven days, all payments received on the Policy. Prior to the allocation date, the initial net premium will be deposited in JP Financial's General Account; JP Financial will retain any interest earned if the "free look" right is exercised.

 So long as the Policy is in force, a policyowner may elect, subject to the consent of any irrevocable beneficiary or assignee of the Policy, to surrender the Policy and receive its cash value, i.e., the cash value of the Policy determined as of the day JP Financial receives the policyowner's written request, less any outstanding policy debt secured by the Policy. A policyowner may also request a withdrawal, subject to the consent of any irrevocable beneficiary, of the cash value of the Policy. Normally, a withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's accumulation value plus a pro-rata portion of the surrender charge.

 Failure to make any premium payment on a Policy will not necessarily cause the Policy to lapse. The duration of a Policy depends upon the cash value. The Policy will remain in force so long as the cash value less any outstanding policy debt is sufficient to pay the monthly deduction. In the event the cash value, less any outstanding policy debt, is insufficient to pay the monthly deduction and a sixty-one day grace period expires without an adequate payment by the policyowner, the Policy will lapse and terminate without value. See "THE POLICY--Policy Lapse."

 Once a Policy has lapsed, the policyowner may request reinstatement of the Policy anytime within five years of lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement. See "THE POLICY--Reinstatement."

 Distribution of the Policy. JP Financial will offer the Policy in all jurisdictions where it is licensed to sell this type of insurance product. The Policy will be sold by agents who represent JP Financial and are registered representatives of registered broker-dealers.

 Tax Consequences of the Policy. All death benefits paid under the Policy will generally be fully excludable from the gross income of the policy beneficiary for federal income tax purposes. Treasury regulations require that investments underlying the Policy be adequately diversified. JP Financial believes it is presently in compliance with the regulations and intends to remain in compliance with such regulations and other federal tax law requirements.

 JP Financial may charge each division in Separate Account A for its portion of any income tax charged to JP Financial on the division or its assets. The charge, if imposed, will reduce the investment return of Separate Account A.

 If a policyowner elects to make certain transactions, including a partial withdrawal, surrender or exchange of the Policy, the policyowner may be taxed on a portion of any amounts paid to the policyowner (which may include any prior policy loans cancelled in the transaction). Also, if premiums paid by a policyowner exceed certain limits and the Policy is deemed a modified endowment contract, then any pre-death distributions, including loans, surrenders and partial withdrawals, may be treated as income taxable to the policyowner and may also cause the policyowner to incur a penalty tax of 10%. Policyowners are advised to consult with their own tax advisers with regard to the tax consequences of the Policy. See "FEDERAL TAX MATTERS".

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

 Jefferson Pilot Financial Insurance Company ("JP Financial") is a stock life insurance company chartered in 1903 in Tennessee and has been continuously engaged in the insurance business since that time. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America ("Chubb Life"). Prior to July 1, 1991, Chubb Life was known as The Volunteer State Life Insurance Company. On July 1, 1991 Chubb Life redomesticated from the State of Tennessee to the State of New Hampshire and is now a New Hampshire life insurance company. Effective April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of the Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401. Its telephone number is 910-691-3000. Effective May 1, 1998, Chubb Life changed its name to Jefferson Pilot Financial Insurance Company. JP Financial's home office and service center are located at One Granite Place, Concord, New Hampshire 03301, telephone number 800-258-3648.

 JP Financial and its subsidiaries had total assets, at December 31, 1997, of $4,919,934 and had over $64 billion of insurance in force, while total assets of Jefferson-Pilot Corporation, as of the same date, were approximately $23 billion.

 JP Financial writes individual life insurance and annuities. It is subject to New Hampshire law governing insurance, and is regulated and supervised by the New Hampshire Insurance Commissioner. JP Financial is currently rated AAA by Duff & Phelps, AA (Excellent) by Standard & Poors's, and A+ (Superior) by A.M. Best and Company. These ratings merely reflect the opinion of the rating company as to the relative financial strength of JP Financial and JP Financial's ability to meet its contractual obligations to its policyowners. Even though assets in Separate Account A are held separately from JP Financial's other assets, ratings of JP Financial may still be relevant to policyowners since not all of JP Financial's contractual obligations relate to payments based on those segregated assets.

                            JPF SEPARATE ACCOUNT A

 JPF Separate Account A (formerly known as "Chubb Separate Account A") is a separate account of JP Financial established on August 20, 1984 and now governed by the insurance laws of the State of New Hampshire. Separate Account A is organized as a unit investment trust registered with the Commission under the 1940 Act and is subject to that Act's requirements. Such registration does not involve supervision of the management or investment policies of Separate Account A or JP Financial by the Commission. JP Financial is the depositor of Separate Account A. Under New Hampshire law, the assets of Separate Account A are held exclusively for the benefit of policyowners and persons entitled to payments under this Policy and other variable life insurance policies funded by Separate Account A. The assets of Separate Account A are not chargeable with liabilities arising out of any other business which JP Financial may conduct.

 JP Financial holds the assets of Separate Account A. These assets are kept physically segregated and held separate and apart from the General Account. JP Financial maintains records of all purchases and redemptions of Funds shares by each of the divisions.

 Divisions. Separate Account A presently has twenty investment divisions but may, in the future, add or delete investment divisions. Each investment division will invest exclusively in shares representing an interest in a Portfolio of the Funds.

 Investment income and other distributions to each division of Separate Account A arising from the applicable underlying Portfolio of the Funds increases the assets of the corresponding division of Separate Account A. The income and both realized and unrealized gains or losses on the assets of each division of Separate Account A are credited to or charged against that division without regard to income, gains or losses from any other division. Under certain unusual circumstances, the liabilities of one division, arising from claims against that division, could be attributed to another division.

                                   THE FUNDS

 Separate Account A invests in shares of Jefferson Pilot Variable Fund, Inc. (formerly The Chubb America Fund, Inc.), the Templeton International Fund of Templeton Variable Products Series Fund, the Equity Income Portfolio of the Fidelity Variable Insurance Products Fund, the Growth Portfolio of the Fidelity Variable Insurance Products Fund, the Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II or the Index 500 Portfolio of the Fidelity Variable Insurance Products Fund II, the Research Portfolio of the MFS Variable Insurance Trust, the Utilities Portfolio of the MFS Variable Insurance Trust, the Strategic Bond Portfolio of the Oppenheimer Variable Account Funds, or the Bond Portfolio of the Oppenheimer Variable Account Funds.

 Jefferson Pilot Variable Fund, Inc. (formerly The Chubb America Fund, Inc.) Jefferson Pilot Variable Fund, Inc. is organized as a Maryland corporation and is registered as an open-end diversified management company under the 1940 Act. The Jefferson Pilot Variable Fund, Inc. currently has eleven Portfolios, each of which has different investment objectives. The shares of each series of Jefferson Pilot Variable Fund, Inc. stock are presently offered only to the divisions of separate accounts of JP Financial and its affiliated life insurance companies. The assets of each Portfolio are maintained separately from the assets of the other Portfolios and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income, gains or losses of one Portfolio generally has no effect on the investment performance of any other Portfolio. Under certain unusual circumstances, the liabilities of one Portfolio, arising from claims against that Portfolio, could be attributed to another Portfolio.

 The investment manager to Jefferson Pilot Variable Funds, Inc., is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory") (formerly Chubb Investment Advisory Corporation), which is an affiliate of JP Financial. JP Investment Advisory and the Fund have contracted with nine unaffiliated companies, Templeton Global Advisors, Limited ("Templeton"), Lombard Odier International Portfolio Management Limited ("Lombard Odier"), Van Eck Associates Corporation ("Van Eck Associates"), Pioneering Management Corporation ("Pioneer"), Janus Capital Corporation ("Janus"), J.P. Morgan Investment Management, Inc. ("Morgan"), Massachusetts Financial Services Company ("MFS"), Strong Capital Management, Inc. ("Strong"), and Warburg Pincus Asset Management, Inc., formerly Warburg Pincus Counsellors, Inc. ("Warburg") (collectively the "Sub-Investment Managers") to act as sub-investment managers or advisers to the World Growth Stock, International Equity, Global Hard Assets, Domestic Growth Stock, Capital Growth, Balanced, High Yield Bond, Emerging Growth and Money Market, Growth, and Growth and Income Portfolios, respectively. The fees of the Sub-Investment Managers are paid directly by the Investment Manager.

 Investment management fees are paid to JP Investment Advisory monthly at an annual rate based on a percentage of the average daily net assets of each Portfolio of Jefferson Pilot Variable Fund, Inc. as shown below:

                                        WORLD GROWTH STOCK,
                                        GLOBAL HARD ASSETS,
                                       DOMESTIC GROWTH STOCK,                  HIGH YIELD
                                         GROWTH AND INCOME,   CAPITAL EMERGING  BOND AND  INTERNATIONAL
AVERAGE DAILY NET ASSETS  MONEY MARKET      AND BALANCED      GROWTH   GROWTH    GROWTH      EQUITY
------------------------  ------------ ---------------------- ------- -------- ---------- -------------
First $200 Million......      .50%              .75%           1.00%    .80%      .75%        1.00%
Next $1.1 Billion.......      .45%              .70%            .95%    .75%      .75%        1.00%
Over $1.3 Billion.......      .40%              .65%            .90%    .70%      .75%        1.00%

 The compensation of the Sub-Investment Managers is paid directly from the investment management fees of JP Investment Advisory and is set forth in the table below as an annual percentage of the average daily net assets of the Portfolio managed:

                                      SUB-INVESTMENT MANAGER
                          -----------------------------------------------
AVERAGE DAILY NET ASSETS   JANUS     TEMPLETON      VAN ECK     PIONEER
------------------------  ------- --------------- ------------ ----------
First $200 Million......   .75%        .50%           .50%        .50%
Next $1.1 Billion.......   .70%        .45%           .45%        .45%
Over $1.3 Billion.......   .65%        .40%           .40%        .40%
                                        MFS           MFS         MFS
       NET ASSETS         WARBURG EMERGING GROWTH MONEY MARKET HIGH YIELD MORGAN
       ----------         ------- --------------- ------------ ---------- ------
First $100 Million......   .50%        .40%           .30%        .40%     .45%
Next $100 Million.......   .50%        .40%           .30%        .40%     .40%
Next $200 Million.......   .50%        .40%           .25%        .40%     .35%
Over $400 Million.......   .50%        .40%           .25%        .40%     .30%
       NET ASSETS         STRONG   LOMBARD ODIER
       ----------         ------- ---------------
First $25 Million.......   .60%        .50%
Next $75 Million........   .50%        .50%
Next $50 Million........   .40%        .50%
Over $150 Million.......   .30%        .50%

 The investment objectives of each Portfolio of Jefferson Pilot Variable Fund, Inc. are set forth below.

 World Growth Stock Portfolio: to achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Such companies will be those considered by the sub-investment manager to be undervalued or which are well-managed and have good growth potential. Any income realized from such investments will be incidental.

 International Equity Portfolio: to achieve long-term capital appreciation by investing substantially all of its total assets in equity and equity-related securities of companies from countries outside of the United States.

 Money Market Portfolio: to achieve the highest possible level of current income, consistent with preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

 Global Hard Assets Portfolio: to seek long-term capital appreciation by investing primarily in "Hard Asset Securities." Income is a secondary consideration.

 High Yield Bond Portfolio: to achieve a high level of current income by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

 Domestic Growth Stock Portfolio: to achieve reasonable income and growth of capital by investing primarily in a diversified portfolio of equity securities issued by companies organized in the U.S. and considered to be undervalued in light of the company's earning power and growth potential.

 Growth Portfolio: to achieve capital growth by investing primarily in equity securities believed by the Portfolio's sub-adviser to have above-average growth prospects.

 Growth and Income Portfolio: to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

 Capital Growth Portfolio: to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

 Balanced Portfolio: to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

 Emerging Growth Portfolio: to seek long-term growth of capital by investing primarily in common stocks of small and medium-sized companies. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth. The Portfolio is intended for investors who understand and are willing to accept risks entailed in seeking long-term growth of capital.

 Jefferson Pilot Variable Fund, Inc. may find it necessary to take action to assure that the Portfolios are diversified so that the Policy is treated as a life insurance policy under federal tax laws. Jefferson Pilot Variable Fund, Inc., for example, may alter the investment objectives of any Portfolio or take other appropriate actions. See "OTHER MATTERS--Additions, Deletions or Substitutions of Investments" and "FEDERAL TAX MATTERS".

 Templeton Variable Products Series Fund. Templeton Variable Products Series Fund is an open-end, diversified management investment company organized under the laws of Massachusetts. Templeton Variable Products Series Fund currently consists of several separate series and offers two classes of shares; however, only one of the series, the Templeton International Fund: Class 1, offers its shares to a corresponding division of Separate Account A. Templeton Variable Products Series Fund offers its shares solely to separate accounts of insurance companies, including companies not affiliated with JP Financial, as an investment vehicle for variable life insurance policies and variable annuity contracts.

 The investment manager of Templeton International Fund is Templeton Investment Counsel, Inc. ("TICI"). TICI is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. As compensation for its services, TICI is paid a fee which, on an annual basis, represents .75% of the average daily net assets of the Fund up to $200 million, .675% of such assets from $200 million up to $1.3 billion, and .60% of such assets in excess of $1.3 billion of the average daily net assets of the Templeton International Fund.

 The investment objective of the Templeton International Fund is set forth below.

 Templeton International Fund: to seek long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Templeton International Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Standard & Poor's Corporation or Moody's Investors Service, Inc. or which are unrated by any rating agency.

 Although JP Financial does not currently foresee any disadvantages to the policyowners arising out of variable life insurance separate accounts and variable annuity separate accounts investing in the Templeton Variable Products Series Fund simultaneously, there is a possibility that a material conflict may arise between the interest of Separate Account A and one or more of the other separate accounts investing in the Templeton Variable Products Series Fund. The Trustees of the Templeton Variable Products Series Fund intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (i) changes in state insurance laws,
(ii) changes in Federal income tax laws, (iii) changes in the investment management of any portfolio of Templeton Variable Products Series Fund, or
(iv) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

 Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II. Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIPII") are open-end, diversified management investment companies organized as Massachusetts business trusts on November 13, 1981 and March 21, 1988, respectively. Fidelity VIP currently consists of four separate series; however, only two of the series, Equity Income Portfolio and Growth Portfolio, offers their shares to corresponding divisions of Separate Account A. Fidelity VIPII currently consists of five separate series; however, only two of the series, Contrafund Portfolio and Index 500 Portfolio, offer their shares to corresponding divisions of Separate Account A. Fidelity VIP and Fidelity VIPII offer their shares solely to separate accounts of insurance companies, including companies not affiliated with JP Financial, as investment vehicles for variable life insurance policies and variable annuity contracts.

 Fidelity Management & Research Company ("FMR") is the investment manager of Fidelity VIP and Fidelity VIPII. FMR is the management arm of Fidelity Investments, a Massachusetts corporation established in 1946. FMR is a wholly-owned subsidiary of FMR Corp. Through its subsidiaries, FMR is engaged in various aspects of the financial services industry. Each fund pays a management fee to FMR for managing its investments and business affairs. Each fund's management fee is calculated and paid to FMR every month. The fee for each fund (excluding Money Market and Index 500 Portfolios) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for the Contrafund Portfolio, Growth Portfolio and Equity Income Portfolio, and it drops as total assets under management increase. Index 500 Portfolio pays a monthly management fee to FMR at the annual rate of 0.28% of the fund's average net assets.

 The investment objectives of each Portfolio of Fidelity VIP and Fidelity VIPII in which Separate Account A invests are set forth below:

 Equity Income Portfolio: seeks reasonable income by investing primarily in income-producing equity securities.

 Growth Portfolio: seeks capital appreciation by investing primarily in common stocks.

 Contrafund Portfolio: seeks long term capital appreciation.

 Index 500 Portfolio: seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

 Although JP Financial does not currently foresee any disadvantages to its policyowners arising out of variable life insurance separate accounts and variable annuity separate accounts investing in the Fidelity VIP and Fidelity VIPII Funds simultaneously, there is a possibility that a material conflict may arise between the interest of Separate Account A and one or more of the other separate accounts investing in the Fidelity VIP and Fidelity VIPII Funds. The Trustees of the Fidelity VIP and Fidelity VIPII Funds intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (i) changes in state insurance laws, (ii) changes in Federal income tax laws, (iii) changes in the investment management of any portfolio of Fidelity VIP and Fidelity VIPII Funds, or (iv) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

 MFS Variable Insurance Trust (the "MFS Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated February 1, 1994. The Trust offers insurance company separate accounts a selection of investment vehicles for variable annuity and variable life insurance contracts. Currently the Trust offers shares of beneficial interest of twelve separate mutual fund series, two of which, MFS Research Series and MFS Utilities Series, offer their shares to a corresponding division of Separate Account A.

 The Trust's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Series' day-to-day management. Massachusetts Financial Services Company ("MFS") or the ("Adviser"), a Delaware corporation, is the investment adviser to each Series. For its services and facilities, MFS receives a management fee computed and paid monthly, in an amount equal to the following rates of the average daily net assets of each Series:

                                                       PERCENTAGE OF THE AVERAGE
                                                           DAILY NET ASSETS
        SERIES                                              OF EACH SERIES
        ------                                         -------------------------
        Research Series...............................           0.75%
        Utilities Series..............................           0.75%

 MFS or its affiliates will pay a fee to JP Financial equal, on an annualized basis, to 0.15% of the aggregate net assets of each Series, attributable to Contracts offered by separate accounts of JP Financial or its affiliates. Such fees will not be paid by the Series, its shareholders or by the Contract holders.

 The investment objectives of each Series of the Trust are set forth below:

 Research Series: seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth.

 Utilities Series: seeks capital growth and current income (incomes above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

 Oppenheimer Variable Account Funds (the "Oppenheimer Trust") is an open-end diversified management investment company organized in 1984 as a Massachusetts business trust. The Oppenheimer Trust consists of nine separate funds, two of which, the Bond Fund and the Strategic Bond Fund, offer their shares to a corresponding division of Separate Account A.

 The Oppenheimer Variable Account Funds are managed by OppenheimerFunds, Inc., which is responsible for selecting the Funds' investments and handling its day-to-day business.

 The monthly management fee payable to the Manager is computed separately on the net assets of each Fund as of the close of business each day. The management fee rates for the Bond Fund and the Strategic Bond Fund are as follows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion.

 Oppenheimer or its affiliates will pay a fee to JP Financial equal, on an annualized basis, to 0.10% of the aggregate net assets of the Bond Fund and 0.15% for the Strategic Bond Fund attributable to contracts offered by JP Financial or its affiliates. Such fees will not be payable by the Funds, their shareholders or by the Contract holders.

 The investment objectives of each Portfolio of the Oppenheimer Variable Account Funds in which Separate Account A invests are set forth below:

 Bond Fund: primarily seeks a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Strandard & Poor's. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Bond Fund will be available to policyowners on January 16, 1998.

 Strategic Bond Fund: seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

 There can be no assurance that any of the Portfolios will achieve its stated objectives. The specialized nature of each Portfolio gives rise to significant differences in the relative investment potential and market and financial risks of each Portfolio. Policyowners should consider the unique features of each Portfolio before investing in any Portfolio. For more detailed information concerning each Portfolio, including a description of the investment risks, reference is made to the prospectuses for the Funds which accompany this Prospectus, or the Statements of Additional Information for the Funds, available on request.

 Separate Account A will purchase shares of the Funds at net asset value in connection with premium payments allocated to the divisions in accordance with the policyowner's directions and will redeem shares of the Funds to process transfers, policy loans, surrenders or withdrawals and generally to meet contract obligations or make adjustments in reserves. The Funds will sell and redeem its shares at net asset value as of the Date of Receipt by Separate Account A of premium payments or notifications by a policyowner.

                                  THE POLICY

 General. The Policy is designed to provide the policyowner with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. The policyowner is not required to pay scheduled premiums to keep the Policy in force but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, subject to certain limitations, the Policy allows a policyowner to adjust the level of life insurance payable under the Policy without having to purchase a new Policy by increasing or decreasing the Specified Amount. Thus, as insurance needs or financial conditions change, the policyowner has the flexibility to adjust life insurance proceeds and vary the premium payments. Death benefits are payable under two options as described in "POLICY BENEFITS AND RIGHTS--Death Benefits".

 To purchase a Policy, a completed application must be submitted to JP Financial through the agent selling the Policy. JP Financial will generally not issue Policies to insure persons older than age 80. Applicants for insurance must furnish satisfactory evidence of insurability. Distinctions between smokers and nonsmokers are only made for Insureds age 15 and over. The minimum Specified Amount for a Policy at issue is $25,000. JP Financial reserves the right to revise its rules from time to time to specify a different minimum Specified Amount at issue. If the Specified Amount applied for plus all other insurance in force which is underwritten by JP Financial or its affiliates exceeds $1,250,000, JP Financial will reinsure all or a portion of the Policy. Acceptance of an application or revocation of a Policy during the contestable period is subject to JP Financial's insurance underwriting rules and JP Financial may, in its sole discretion, reject any application or related premium for any good reason or contest a Policy.

 Payment of Premiums. Premiums must be paid to JP Financial or through an authorized agent of JP Financial for forwarding to JP Financial. In addition, JP Financial has instituted administrative procedures whereby premium payments in response to billing notices are sent directly to JP Financial's bank. Unlike traditional insurance contracts, there is no fixed schedule of premium payments on a Policy either as to the amount or the timing of the payment. A policyowner may determine, within specified limits, his or her own premium payment schedule. These limits will be set forth by JP Financial and will include a minimum initial premium payment sufficient to keep the policy in force for three months and may also include limits on the total amount and frequency of payments in each policy year. No premium payment may be less than $25. In order to help the policyowner obtain the insurance benefits desired, a Planned Periodic Premium and Premium Frequency will be stated in each Policy. This premium will usually be based upon the policyowner's insurance needs, the policyowner's financial abilities and the current financial climate, in general, as well as on the Specified Amount of the Policy and the Insured's age, sex and risk class. The policyowner is not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, provided the Policy's cash value, less policy debt, if any, is sufficient to pay monthly deductions. Conversely, adherence to the schedule of Planned Periodic Premiums will not assure that the Policy will remain in force. See "THE POLICY--Policy Lapse."

 Premium Limitations. In no event can the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations required by the Code. The premium limitations under the Policy are imposed in order to comply with present requirements to obtain favorable federal income tax treatment of the Policy and its death benefit. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, JP Financial will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitations required by the Code. Also, if, at any time during the year, a premium has been paid which would result in the Policy being deemed a modified endowment contract, JP Financial will so notify the policyowner and allow the policyowner to request a refund of the excess premium, or other action, in order to avoid having the Policy be deemed a modified endowment contract. A policyowner, however, may choose to have the Policy be deemed a modified endowment contract, and, in that case, JP Financial will not refund the premiums. See "FEDERAL TAX MATTERS--Policy Proceeds." Premium payments less than the minimum amount of $25 will be returned to the policyowner.

 Allocation of Premiums. Premium payments, net of the premium tax charge, plus interest earned prior to the Allocation Date, will be allocated on the Allocation Date among the General Account and the divisions of Separate Account A in accordance with the directions of the policyowner, as contained in the application. Prior to the Allocation Date the initial net premium will be deposited in JP Financial's General Account. Any other premiums received prior to the Allocation Date will also be deposited in the General Account. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. No fractional percentages will be accepted. The policyowner may change his or her allocation of future premium payments among the General Account and the divisions of Separate Account A by written notice to JP Financial or by telephone, provided that the proper telephone authorization is on file with JP Financial, without payment of any fee or penalty. Over the life of the contract, a policyowner may allocate net premiums to a total of seventeen of the twenty divisions of Separate Account A.

 The allocation of each net premium payment to a division will be determined first by multiplying the net premium payment by the fraction to be allocated to each division as the policyowner directs to determine the portion to be invested in the division. Each portion to be invested in each division is then divided by the unit value of that particular division. The unit value of each division will vary to reflect the investment performance of the applicable underlying Portfolio shares. The unit value will be determined on each valuation date by multiplying the net asset value of the shares of the underlying Portfolio held by the division on the preceding valuation date by the net investment factor for that division for the valuation period then ended. The net investment factor for each of the divisions is equal to (i) the asset value per share of the corresponding Portfolio at the end of the preceding valuation period plus the per share amount of any investment income and capital gains, realized or unrealized, credited to such assets in the valuation period for which the net investment factor is being determined, less capital losses, realized or unrealized, charged against such assets during such valuation period and less any amount set aside by JP Financial during the period as a reserve for taxes attributable to the operation or maintenance of each division, (ii) divided by the asset value per share of the corresponding Portfolio at the end of the preceding valuation period and (iii) less a charge not to exceed .0024657% on a daily basis (.90% on an annual basis) of the value of the division to compensate JP Financial for assumption of certain mortality and expense risks. See "CALCULATION OF ACCUMULATION VALUE--Unit Values". Applicants should refer to the prospectuses for the Funds which accompany this Prospectus for a description of how the assets of each Portfolio are valued since that determination directly affects the unit value of a division and, therefore, the accumulation value of a Policy.

 All valuations in connection with the Policy, e.g., with respect to determining cash value in connection with policy loans or withdrawals, with respect to determining accumulation value in connection with transfers or payment of death benefits, and with respect to determining the value of a division to be credited to a Policy with each net premium payment, will be made on the Date of Receipt of the premium or the request for payment, loan, withdrawal or transfer if such date is a valuation date; otherwise, such determination will be made on the next succeeding day which is a valuation date. The date of receipt of a premium payment sent directly to JP Financial's bank pursuant to a billing notice will be the date the payment is received at the bank and the value of any division to which the payment is allocated will be determined as of such date provided such date is a valuation date; otherwise, such determination will be made on the next succeeding day which is a valuation date.

 Transfers. Accumulation value may be transferred between the General Account and the divisions of Separate Account A and among the divisions of Separate Account A. Transfer requests may be made in writing or by telephone with appropriate telephone authorization on file at JP Financial. The total amount transferred each time must be at least $250 unless a lesser amount constitutes the entire accumulation value in the General Account or in a division. Accumulation value transferred from one division or from the General Account into more than one division, and/or into the General Account, counts as one transfer. Similarly, transferring accumulation value from more than one division, and/or the General Account, into one other division or the General Account, counts as one transfer.

 A transfer charge to cover administrative costs will be imposed each time amounts are transferred and will be deducted on a pro rata basis from the division or divisions of Separate Account A or the General Account into which the amount is transferred. However, no transfer charge will be imposed on the transfer of the initial net premium payments, plus interest earned, from the General Account to the divisions of Separate Account A on the allocation date or on loan repayments. In addition, JP Financial currently permits 12 transfers per policy year without imposing a transfer charge. The charge will be the lesser of $25 or 10% of the amount transferred. Currently, a policyowner may make up to 20 transfers per policy year; however, JP Financial reserves the right to revoke or modify transfer privileges and charges.

 As long as any portion of the Policy's accumulation value is allocated to a division of Separate Account A, the Policy's accumulation value and cash value will reflect the investment experience of the chosen division(s) of Separate Account A. The death benefit may also reflect the experience of the chosen division(s) of Separate Account A.

 At any time the policyowner may transfer 100% of the Policy's accumulation value to the General Account and elect to have all future premium payments allocated to the General Account. While 100% of the Policy's accumulation value and all future premium payments are allocated to the General Account, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the Specified Amount, the sex, the attained age, and rating class of the Insured. The minimum period will decrease if the policyowner subsequently elects to increase the Specified Amount, elects to surrender the Policy, or elects to make a withdrawal. The minimum period will increase if the policyowner elects to decrease the Specified Amount, additional premium payments are received, or the Company credits a higher interest rate or charges a lower cost of insurance rate than those guaranteed for the General Account.

 No transfer charge will be imposed for a transfer of all accumulation value in Separate Account A to the General Account. However, any transfer from the General Account to the division(s) of Separate Account A will be subject to the transfer charge, unless it is one of the first 12 transfers in a policy year and except for the transfer of the initial net premium payments, plus interest earned, from the General Account and loan repayments.

 JP Financial reserves the right to refuse to accept or to place certain restrictions on transfers made by third-party agents acting on behalf of multiple policyowners or made pursuant to market timing services when JP Financial determines, in its sole discretion, that such transfers will be detrimental to the Portfolios and the policyowners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolio to large asset swings that diminish the Portfolio's ability to provide maximum investment return to all policyowners.

 A feature called Dollar Cost Averaging is available to policyowners under which a policyowner deposits an amount, subject to a minimum of $3,000, in the Money Market Division or the General Account and elects to have a specified dollar amount (the "Periodic Transfer Amount") automatically transferred to one or more of the divisions on a monthly, quarterly, or semi-annual basis. This feature allows policyowners to systematically invest in the divisions at various prices which may be higher or lower than the price a policyowner would pay when investing the entire amount at one time and at one price. Each Periodic Transfer Amount is subject to a minimum of $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified division. These amounts are subject to change at JP Financial's discretion. If a transfer would reduce accumulation value in the Money Market Division or the General Account to less than the Periodic Transfer Amount, JP Financial reserves the right to include such remaining accumulation value in the amount transferred.

 Dollar Cost Averaging will continue until the policyowner gives notification of cancellation of the feature. Any amounts deposited into the Repository Account will be transferred. Dollar Cost Averaging is currently available at no charge to policyowners. Although JP Financial reserves the right to assess a charge, no greater than cost and with 30 days advance notice to policyowners, it has no present intention to do so.

 An Automatic Portfolio Re-Balancing feature is also available to policyowners. This feature provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, the allocation between divisions and the General Account will be automatically readjusted to the desired allocation, subject to a minimum of 5% per division or General Account, on a quarterly, semi-annual or annual basis.

 A policyowner may not elect to have Dollar Cost Averaging and Automatic Portfolio Re-Balancing at the same time. Transfers and adjustments pursuant to these features will occur on a Policy's monthly anniversary date in the month in which the transaction is to take place or the next succeeding business day if the monthly anniversary date falls on a holiday or a weekend. The applicable authorization form must be on file at JP Financial before either feature may begin. Neither feature guarantees profits nor protects against losses. Transfers under these features do not count towards the twelve free transfers or the twenty transfers currently allowed per year. JP Financial reserves the right to modify the terms and conditions of these features upon 30 days advance notice to policyowners.

 Telephone Transfers, Loans and Reallocations. Policyowners and their authorized representatives may request by telephone transfers of accumulation value or reallocation of premiums (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Portfolio Re-Balancing programs), provided that the appropriate authorization form is on file with JP Financial. JP Financial may also, in its discretion, permit loans to be made by telephone, provided that the proper authorization form is on file with JP Financial. Only the Policyowner may request loans by telephone. A policyowner must provide JP Financial with personal identification information, such as social security number and date of birth, at the time of such request for verification purposes. Although procedures have been established that are reasonably designed to reduce the risk of unauthorized telephone transfers, loan requests or allocation changes, there still exists some risk. Neither JP Financial, Jefferson Pilot Variable Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized telephone transfers, loan requests or premium allocation changes if its procedures have been followed, and a policyowner bears the risk of loss in such situation.

 Policy Lapse. Failure to make a premium payment on a Policy will not necessarily cause the Policy to lapse. The duration of a Policy depends upon its cash value. The Policy will remain in force so long as the cash value, less any outstanding policy debt, is sufficient to pay the monthly deduction. In the event the cash value, less any outstanding policy debt, is insufficient to pay the monthly deduction, the policyowner will be given a sixty-one day period ("grace period") within which to make a premium payment to avoid lapse. The premium required to avoid lapse must be sufficient in amount, after the deduction of the premium tax charge, to cover the monthly deductions for at least three policy months. This required premium will be set forth in a written notice which JP Financial will send to the policyowner at the beginning of the grace period. The Policy will continue in force through the grace period, but if no payment is forthcoming, the Policy will terminate without value at the end of the grace period. If the Insured under the Policy dies during the grace period, the death benefit payable under the Policy will be reduced by the amount of the monthly deduction due and unpaid and the amount of any outstanding policy debt. In addition, if the cash value of the Policy at any time should decrease so the aggregate amount of an outstanding policy debt secured by the Policy exceeds the cash value shown in the Policy and an additional payment is not made within sixty-one days of notification by JP Financial, the Policy will lapse.

 Reinstatement. If the Policy lapses, the policyowner may reinstate the Policy. The terms of the original contract will apply upon reinstatement. The accumulation value, before payment of the required reinstatement premium, will equal the accumulation value on the date of termination. The policy year on reinstatement will be measured from the policy date. An application for reinstatement may be made any time within five years of lapse, but satisfactory proof of insurability and payment of a reinstatement premium is required. The reinstatement premium, after deduction of the premium tax charge, must be sufficient to cover monthly deductions for three policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, JP Financial will require, at the election of the policyowner, repayment or reinstatement of the loan before permitting reinstatement of the Policy. The effective date will be the date of approval of the reinstatement application.

 Policy "Free Look". The policyowner has a limited right to return a Policy for cancellation and a full refund of all premiums paid. JP Financial will cancel the Policy if it is returned by mail or personal delivery to JP Financial or to the agent who sold the Policy, within 10 days after the delivery of the Policy to the policyowner, within 45 days of the date of the execution of the application for insurance, or within 10 days after mailing or personal delivery of a Notice of the Right of Withdrawal, whichever is later. JP Financial will return to the policyowner within seven days all payments received on the Policy. Prior to the allocation date the initial net premium will be deposited in JP Financial's General Account; JP Financial will retain any interest earned if the "free look" right is exercised.

                            CHARGES AND DEDUCTIONS

 Premium Charges. Upon receipt of each premium payment and before allocation of the payment among the General Account and divisions of Separate Account A, JP Financial will deduct a premium tax charge of 2.5% (which represents an average of premium taxes imposed), unless otherwise required by state law (2.35% in California). This charge may not be increased.

 Monthly Deduction. On the first day of each policy month beginning on the policy date, JP Financial will deduct from the accumulation value of a Policy an amount to cover certain charges and expenses incurred in connection with the Policy. The monthly deduction is intended to compensate JP Financial for underwriting and start-up expenses incurred in connection with the issuance of a Policy, certain administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider. The amount deducted will be deducted pro-rata from each of the divisions and the General Account.

 The amount of the monthly deduction is equal to (i) the cost of insurance for the Policy, as described below, and the cost of additional benefits provided by rider, plus (ii) a monthly administrative charge of $6.00. The monthly administrative charge may not be increased.

 The cost of insurance for the Insured is determined on a monthly basis, and is determined separately for the initial Specified Amount and each subsequent increase in the Specified Amount. The monthly current cost of insurance rate is based on the sex, issue age, policy year, rating class of the Insured, and the Specified Amount of the Policy. If we assume two Insureds differ only with regard to one of the above bases, the effect of each of these bases on their monthly cost of insurance rates would be as follows:

   Sex: The cost of insurance rates for males will be greater than or equal to those for females.

   Issue Age: The cost of insurance rate for the younger Insured will be less than or equal to that for the older Insured.

   Policy Year: The current cost of insurance rate will increase as the policy year increases. For two Insureds with the same sex, rating class, and attained age the cost of insurance rate for the Insured with the younger issue age will never exceed, and in some cases will be less than that for the Insured with the older issue age.

   Rating Class: The cost of insurance rates for nonsmokers will be less than or equal to those for smokers. Cost of insurance rates may also differ due to the Insured's medical condition, occupation, or avocation.

   Specified Amount: The current cost of insurance rates will vary by Specified Amount, with different rates applying to Specified Amounts under $100,000, between $100,000 and $249,999, between $250,000 and $999,999 and
  $1,000,000 and over. Current cost of insurance rates are highest for Specified Amounts under $100,000, decreasing for each successive Specified Amount range as noted above.

 The cost of insurance is calculated as (i) multiplied by the result of (ii) minus (iii) where:

   (i) is the cost of insurance rate as described in the Cost of Insurance Rates provision contained in the Policy.

   (ii) is the death benefit at the beginning of the policy month divided by 1.0036748, to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5% that is applicable to the General Account portion of the Policy; and

   (iii) is the accumulation value at the beginning of the policy month.

 If the corridor percentage is applicable, the death benefit used in the foregoing calculation will reflect the corridor percentage.

 A guaranteed monthly deduction adjustment will be calculated on the first policy anniversary for the second policy year, and on each policy anniversary thereafter for each respective policy year that follows. The monthly deduction adjustment will not apply to the first policy year. The adjustment will be an amount that is added to the accumulation value for each month of the policy year during which the adjustment is in effect. The adjustment results from a reduction in JP Financial's margin for profit and expenses. The adjustment is calculated as (i) multiplied by the result of (ii) plus (iii) minus (iv), but not less than zero, where:

   (i)   is .000375;

   (ii) is the sum of the Policy's accumulation value in each division of Separate Account A at the beginning of the policy year;

   (iii) is the outstanding Type B loan balance at the beginning of the policy year, and;

   (iv) is the Guideline Single Premium at issue, under Section 7702 of the Internal Revenue Code of 1986, as amended, entitled "Life Insurance Contract Defined", increased on a pro rata basis for any increase in Specified Amount.

 The adjustment will be allocated among the general account and divisions of Separate Account A using the same percentages used to allocate net premiums.

 The monthly cost of the insurance rate will be determined by JP Financial based upon expectations as to future mortality experience, but can never exceed the rates shown in the table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. Such guaranteed maximum rates are based on the Commissioner's 1980 Standard Ordinary Mortality Table.

 Risk Charge. JP Financial will also assess a charge on a daily basis against each division of Separate Account A equal to .90% (on an annual basis) of the value of the division to compensate JP Financial for its assumption of certain mortality and expense risks in connection with the Policy. Specifically, JP Financial bears the risk that the total amount of death benefit payable under the Policy will be greater than anticipated and JP Financial also assumes the risk that the actual cost incurred by it to administer the Policy will not be covered by charges assessed under the Policy.

 Surrender Charge. Upon surrender or withdrawal, JP Financial will assess a surrender charge. The surrender charge for the initial Specified Amount is determined by multiplying a surrender factor by the lesser of (1) the premiums actually received in policy year one; or (2) the "Guideline Annual Premium" as defined in the rules and regulations under the 1940 Act. The surrender factor depends on the length of time the policy has been in force, as follows:

          POLICY YEAR                                         SURRENDER FACTOR
          -----------                                         ----------------
                 1-5                                                .30
                   6                                                .25
                   7                                                .20
                   8                                                .15
                   9                                                .10
                  10                                                .05
          11 and after                                               0

 Paying less premium in policy year one generally will have the effect of reducing the surrender charge. However, depending on investment experience, paying less premium in policy year one may result in an increase in cost of insurance charges, a reduction in accumulation value and an increased risk that the Policy will lapse.

 An additional surrender charge will be assessed for any increase in the Specified Amount, other than an increase caused by a change from death benefit Option I to death benefit Option II. The additional surrender charge is determined by multiplying a surrender factor by the lesser of (1) or (2), where:

   (1) is A times B divided by C, where:

     A is the amount of the increase in the Specified Amount

     B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the twelve months just following the increase in the Specified Amount

     C is the Specified Amount in effect after the increase in the Specified Amount

   (2) is the "Guideline Annual Premium" for the increase at the attained age of the Insured on the effective date of the increase in the Specified Amount.

 The surrender factor depends on the length of time the increase has been in force, as follows:

          INCREASE YEAR                                       SURRENDER FACTOR
          -------------                                       ----------------
                 1-5                                                .15
                   6                                                .125
                   7                                                .10
                   8                                                .075
                   9                                                .05
                  10                                                .025
          11 and after                                               0

 The surrender charge in effect at any time is the sum of the surrender charge for the initial Specified Amount plus the surrender charge for any increase in the Specified Amount. If the Specified Amount is decreased, the surrender charge will not decrease.

 For a withdrawal, the charge will be proportionately the same as for surrenders. The charge will be calculated by dividing (a) by (b) and multiplying the result by (c) where:

   (a) is the amount of the cash value withdrawn

   (b) is the cash value; and

   (c) is the amount of the surrender charge on a surrender.

 The surrender charge helps to compensate JP Financial for the cost of selling the Policy. The cost includes advertising and the printing of the Prospectus and sales literature. Also, JP Financial reimburses Jefferson Pilot Variable Corporation for all commissions Jefferson Pilot Variable Corporation pays to agents. JP Financial expects to recover total sales expenses of the Policy over the life of the Policy. To the extent sales expenses in any one policy year are not recovered by the sales charge, JP Financial will cover such expenses from its surplus, which may include profits, if any, from the mortality and expense risk charge.

 Administrative Fees. An administrative fee equal to the lesser of $25 or 10% of the amount of the transfer is imposed for each transfer among the divisions of Separate Account A or the General Account, after the first 12 transfers in a policy year and except for the transfer of the initial net premium payments, plus interest, from the General Account on the allocation date and loan repayments. For withdrawals, an administrative fee equal to the lesser of $25 or 2% of the amount withdrawn will be charged. After the policy date, a policyowner may request illustrations of benefits and values. Such illustrations are currently available to policyowners at no charge. Although JP Financial reserves the right to assess a charge, no greater than $25 and with advance notice to policyowners, it has no present intention to do so. All administrative fees, including those which are part of the monthly deduction, are no greater than the anticipated expenses of providing such services.

 Other Charges. JP Financial also reserves the right to charge the assets of each division to provide for any income taxes or other taxes payable by JP Financial on the assets attributable to that division. An investment advisory fee is also imposed against the assets of each Portfolio for services provided by the Fund's investment manager and sub-investment managers.

                          POLICY BENEFITS AND RIGHTS

 Death Benefits. So long as it remains in force, the Policy provides for the payment of life insurance proceeds upon the death of the Insured. Proceeds will be paid to a named beneficiary or contingent beneficiary. One or more beneficiaries or contingent beneficiaries may be named. Life insurance proceeds may be paid in a lump sum or under an optional payment plan. (See "Settlement Options" below.) Proceeds of the Policy will be reduced by any outstanding policy debt and any due and unpaid charges and increased by any benefits added by rider. Proceeds that are payable in a lump sum at the death of the Insured will be increased to include interest as required by applicable state law. Proceeds will ordinarily be paid within seven days after JP Financial receives due proof of death. Also see "Optional Insurance Benefits-- Terminal Illness Accelerated Benefit Rider."

 Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of life insurance proceeds payable under a Policy will depend upon the option in effect at the time of the Insured's death. Option I emphasizes the impact of investment experience on accumulation value rather than insurance coverage because the Specified Amount and the death benefit, generally, remain stable. Under Option I, as accumulation value increases and the death benefit does not increase, the amount at risk decreases. Thus, the cost of insurance charges are imposed on a decreasing amount. Option II emphasizes insurance coverage because favorable investment experience adds to the accumulation value that provides an addition to the total death benefit. Under Option II, favorable investment experience does not reduce the amount at risk upon which cost of insurance charges are based.

 Under Option I, life insurance proceeds will be equal to the greater of the Specified Amount, or the accumulation value of the Policy at the date of death multiplied by the corridor percentage, as described below. Under Option II, life insurance proceeds will be the Specified Amount plus the accumulation value of the Policy on the date of death. Under Option II, the death benefit can never be less than the accumulation value on the date of death multiplied by the corridor percentage.

 The corridor percentage depends upon the attained age of the Insured on the date of death. The corridor percentage for each age is set forth in the following table:


   ATTAINED    CORRIDOR  ATTAINED  CORRIDOR  ATTAINED  CORRIDOR  ATTAINED  CORRIDOR
     AGE      PERCENTAGE   AGE    PERCENTAGE   AGE    PERCENTAGE   AGE    PERCENTAGE
   --------   ---------- -------- ---------- -------- ---------- -------- ----------
     40 &
     below       250%       52       171%       64       122%       91       104%
      41         243        53       164        65       120        92       103
      42         236        54       157        66       119        93       102
      43         229        55       150        67       118        94       101
      44         222        56       146        68       117        95       100
      45         215        57       142        69       116
      46         209        58       138        70       115
      47         203        59       134        71       113
      48         197        60       130        72       111
      49         191        61       128        73       109
      50         185        62       126        74       107
      51         178        63       124      75-90      105

 The death benefit option in effect may be changed by sending JP Financial a written request for change. If the death benefit option is changed from Option II to Option I, the Specified Amount will be increased by the Policy's accumulation value; the effective date of the change will be the monthly anniversary date that coincides with or next follows the date of JP Financial's receipt of such request for change. Conversely, if the death benefit option is changed from Option I to Option II, the Specified Amount will be decreased by the Policy's accumulation value; the effective date of the change will be the monthly anniversary date that coincides with or next follows the date of JP Financial's underwriter approval of such request for change. Evidence of insurability satisfactory to JP Financial will be required on a change from Option I to Option II. A change in the benefit option may not be made if it would result in a Specified Amount which is less than the minimum Specified Amount of $25,000. A change in benefit options will affect the cost of insurance.

 The policyowner, under attained age 85, may adjust the existing insurance coverage by increasing the Specified Amount at any time after the Policy has been issued. After a Policy has been in force for one year, the policyowner, under attained age 85, may adjust the existing insurance coverage by decreasing the Specified Amount. The increase or decrease must be at least $25,000. To make a change, the policyowner must send a written request and the Policy to JP Financial. Any change in the Specified Amount will affect a policyowner's cost of insurance charge. An increase in the Specified Amount will affect the determination of the amount available for a Type A loan; decreases in the Specified Amount will not have any such effect. Any increase in the Specified Amount will become effective on the monthly anniversary date after the Date of Receipt for the request. Any decrease in Specified Amount will first apply to coverage provided by the most recent Specified Amount increase, then to the next most recent increases successively and finally to the coverage under the original application. By applying decreases in this manner, savings, generally, may be realized by a policyowner since additional costs and limitations associated with increases in Specified Amounts would be eliminated first. To apply for an increase in the Specified Amount, a supplemental application must be completed and evidence satisfactory to JP Financial that the Insured is insurable must be submitted. Any approved increase in the Specified Amount will become effective on the date shown in the Supplemental Policy Specifications Page. Such increase will not become effective, however, if the Policy's cash value is insufficient to cover the deduction for the cost of the increased insurance for the policy month following the increase. Such an increase may require a payment or future increased Planned Periodic Premiums. Policyowners should consult their insurance advisers regarding the availability of the Primary Insured Term Rider described below as an alternative way of increasing coverage. See "CHARGES AND DEDUCTIONS."

 Guaranteed Death Benefit. The policyowner may add a Guaranteed Death Benefit Rider to the Policy under which the death benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on issue age, sex, smoking status, underwriting class, Specified Amount and death benefit option. If the Specified Amount is increased, an additional premium, based on attained age, will be required for such increase. There is a monthly charge for this rider. See "Optional Insurance Benefits."

 Combined Requests. Policyowners may combine requests for changes in the Specified Amount and the death benefit option and requests for withdrawals. The requirements and limitations that apply to each change will apply to the combined transactions, including any required evidence of insurability, Specified Amount and premium limitations, effectiveness on the monthly anniversary date following the Date of Receipt of the request, and the sufficiency of cash value to keep the Policy in force for the month following the transaction.

 The effect of a combined transaction on the cost of insurance, the amount of the death benefit proceeds and the premium limitations will be the net result of such effects for each such transaction considered separately. For example, combining a request for a withdrawal under Option I with a request for an increase in the Specified Amount will result in a greater amount at risk, an increase in the cost of insurance and a requirement of evidence of insurability. Policyowners should consider the net result of a combined transaction in light of insurance needs, financial circumstances and tax consequences.

 Maturity of the Policy. As long as the Policy remains in force, JP Financial will pay the Policy's cash value, less outstanding policy debt, if any, on the maturity date. Benefits at maturity may be paid in a lump sum or under an optional payment plan. The maturity date is the date shown in the Policy. To change the maturity date, a written request and the Policy must be sent to JP Financial. The Date of Receipt for any request must be before the maturity date then in effect. The requested maturity date must be (i) on a policy anniversary, (ii) at least one year from the Date of Receipt of the request,
(iii) after the tenth policy year and (iv) on or before the policy anniversary nearest to the Insured's 95th birthday.

 Optional Insurance Benefits. Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. More detailed information concerning such riders may be obtained from the agent selling the Policy. Additional riders, developed after the effective date of this Prospectus, may also be available as optional insurance benefits to the Policy. The agent selling the Policy should be consulted regarding the availability of any such additional riders. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. See "CHARGES AND DEDUCTIONS."

 (a) Children's Term Insurance Rider. This benefit provides increments of level term insurance on the Insured's children, as defined in the rider. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the proper beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the Children's Term Insurance Rider will continue in force under its terms without additional monthly charges.

 (b) Guaranteed Insurability Rider. This benefit provides that the Insured can purchase additional insurance at certain future dates without evidence of insurability. Under the terms of the rider, the Insured may, without evidence of insurability, increase the Specified Amount of the Policy on an option date, as defined in the rider.

 (c) Accidental Death Benefit Rider. This benefit provides additional insurance if the Insured's death results from an accident, as defined in the rider.

 (d) Waiver of Premium Disability Rider. This benefit provides for the waiver of monthly deductions while the Insured is totally disabled, as defined in the rider.

 (e) Exchange of Insured Rider. This benefit provides that the Policy may be exchanged for a reissued policy on the life of a substitute insured, subject to the conditions stated in the rider. See "FEDERAL TAX MATTERS."

 (f) Terminal Illness Accelerated Benefit Rider. This benefit advances up to 50% of a policy's eligible death benefit, subject to a $250,000 maximum per insured, if it is medically determined that the insured is terminally ill and has a life expectancy of six months or less, as defined in the rider. Upon the payment of the accelerated benefit payment, the amount of the death benefit, the Specified Amount, the cash value and the accumulation value are reduced by the same ratio as the requested portion of the death benefit bears to the original death benefit. Such reduction will be allocated among the General Account and the divisions of Separate Account A on a pro rata basis. While this benefit is offered at no additional premium cost or surrender charge, an actuarial discount as described in the rider, which reflects the early payment of amounts held under the Policy, will be deducted from the requested portion of the death benefit. In addition, JP Financial imposes an administrative expense charge not to exceed the lesser of the actual cost of administering the exercise of the rider or $300. JP Financial will deduct from the requested portion of the death benefit a prorated portion of any outstanding policy loans and any premiums which are unpaid within the grace period. Cost of insurance charges are adjusted to reflect the reduction in the death benefit. Future charges under the Policy will depend on whether a Waiver of Premium Disability Rider is in force. See "FEDERAL TAX MATTERS."

 (g) Extension of Maturity Date Rider. This benefit allows the policyowner to extend the original Maturity Date of the Policy under the terms set forth in the rider.

 (h) Other Insured Term Rider. This benefit provides increments of level term insurance on the life of an insured other than the Insured under the Policy.

 (i) Primary Insured Term Rider. This benefit provides increments of level term insurance on the life of the Insured under the terms set forth in the rider. See "FEDERAL TAX MATTERS".

 (j) Waiver of Specified Premium Rider. This benefit provides for the payment by JP Financial of a specified monthly premium into the Policy while the Insured is totally disabled, as defined in the rider.

 (k) Guaranteed Death Benefit Rider. This benefit guarantees that the Policy will stay in force with a death benefit equal to the Specified Amount, even if the cash value less policy debt is not sufficient to pay the monthly deduction, provided that cumulative premiums paid, less loans and withdrawals, are greater than or equal to the guaranteed death benefit premium multiplied by the number of months the policy has been in force. This cumulative premium requirement must be met at all times for the rider to stay in force. A monthly charge of $.01 per $1,000 of Specified Amount will be deducted from the Policy's accumulation value.

 (l) Automatic Increase Rider. This rider allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to certain limitations set forth in the rider.

 Settlement Options. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of four methods. A settlement option may be designated by notifying JP Financial in writing. A lump sum payment of proceeds under the Policy will be made if a settlement option is not designated. Any amount left with JP Financial for payment under an optional payment plan will be transferred to the account of the beneficiary in the General Account on the date JP Financial receives written instructions. During the life of the Insured, the policyowner may select a plan. If a payment plan has not been chosen at the Insured's death, a beneficiary can choose a plan. If a beneficiary is changed, the payment plan selection will no longer be in effect unless the policyowner requests that it continue. An option may be elected only if the amount of the proceeds is $2,000 or more. JP Financial reserves the right to change the interval of payments to 3, 6 or 12 months, if necessary, to increase the guaranteed payments to at least $20 each.

 OPTION A.

 Installments of a specified amount. Payments of an agreed amount to be made each month until the proceeds and interest are exhausted.

 OPTION B.

 Installments for a specified period. Payments to be made each month for an agreed number of years.

 OPTION C.

 Life income. Payments to be made each month for the lifetime of the payee. It is guaranteed that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.

 OPTION D.

 Interest. Payment of interest on the proceeds held by JP Financial calculated at the compound rate of 3% per year. Interest payments will be made at 12, 6, 3 or 1 month intervals, as agreed upon.

 The interest rate for Options A, B, and D will not be less than 3% per year. The interest rate for Option C will not be less than 2 1/2% per year. Interest in addition to that stated may be paid or credited from time to time under any option, but only in the sole discretion of JP Financial.

 Unless otherwise stated in the election of an option, the payee of policy benefits shall have the right to receive the withdrawal value under that option. For Options A and D, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. To receive this value, the payee must submit evidence of insurability acceptable to JP Financial. Otherwise, the withdrawal value shall be the commuted value of any remaining guaranteed payments. If the payee should be alive at the end of the guaranteed period, the payment will be resumed on that date. The payment will then continue for the lifetime of the payee.

 If a payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

                       CALCULATION OF ACCUMULATION VALUE

 The Policy provides for an accumulation value, which will be determined on a daily basis. Accumulation value is the sum of the values in the divisions of Separate Account A plus the value in the General Account. The Policy's accumulation value in the divisions of Separate Account A is calculated by units and unit values under the Policies, as described below. The Policy's accumulation value will reflect a number of factors, including the investment experience of the divisions of Separate Account A that are invested in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. Accumulation values in Separate Account A are not guaranteed as to dollar amount.

 On the Allocation Date, the accumulation value in Separate Account A is the initial premium payments, reduced by the premium tax charge, plus interest earned prior to the Allocation Date, and less the monthly deduction for the first policy month. On the Allocation Date, the initial number of units credited to Separate Account A for the Policy will be established.

At the end of each valuation period thereafter, the accumulation value in a division of Separate Account A is (i) plus (ii) plus (iii) minus (iv) minus
(v) where:

   (i) is the accumulation value in the division on the preceding valuation date multiplied by the net investment factor, as described below, for the current valuation period,

   (ii) is any net premium received during the current valuation period which is allocated to the division,

   (iii) is all accumulation values transferred to the division from another division or the General Account during the current valuation period,

   (iv) is all accumulation values transferred from the division to another division or the General Account and accumulation values transferred to secure a policy debt during the current valuation period, and

   (v) is all withdrawals from the division during the current valuation period.

 In addition, whenever a valuation period includes the monthly anniversary date, the accumulation value at the end of such period is reduced by the portion of the monthly deduction allocated to the division.

 The Policy's total accumulation value in Separate Account A equals the sum of the Policy's accumulation value in each division thereof.

 Unit Values. Units are credited to a policyowner upon allocation of net premiums to a division. Each net premium payment allocated to a division will increase the number of units in that division. Both full and fractional units are credited. The number of units and fractional units is determined by dividing the net premium payment by the unit value of the division to which the payment has been allocated. The unit value of each division is determined on each valuation date. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each division's units will vary depending upon the investment performance of the corresponding Portfolio of the Fund.

 Certain transactions affect the number of units in a division under a Policy. Loans, surrenders and withdrawals, withdrawal and transfer fees and charges, the surrender charge, and monthly deductions involve the redemption of units and will decrease the number of units. Transfers of accumulation value among divisions will reduce or increase the number of units in a division, as appropriate.

 The unit value of each division's units initially under the Policies was $10.00. Thereafter, the unit value of a division on any valuation date is calculated by multiplying (1) by (2) where:

   (1) is the division's unit value on the previous valuation date; and

   (2) is the net investment factor for the valuation period then ended.

 The unit value of each division's units on any day other than a valuation date is the unit value as of the next valuation date and is used for the purpose of processing transactions.

 Net Investment Factor. The net investment factor measures the investment experience of each division of Separate Account A and is used to determine changes in unit value from one valuation period to the next valuation period. The net investment factor for a valuation period is (i) divided by (ii) minus
(iii) where:

   (i) is (a) the value of the assets of the division at the end of the preceding valuation period, plus (b) the investment income and capital gains, realized or unrealized, credited to the assets of the division during the valuation period for which the net investment factor is being determined, minus (c) capital losses, realized or unrealized, charged against those assets during the valuation period, minus (d) any amount charged against the division for taxes or any amount set aside during the valuation period by JP Financial to provide for taxes attributable to the operation or maintenance of that division, and

   (ii) is the value of the assets of the division at the end of the preceding valuation period, and

   (iii) is a charge no greater than .0024657% on a daily basis. This corresponds to .90% on an annual basis for mortality and expense risks.

                              CASH VALUE BENEFITS

 So long as it remains in force, the Policy provides for certain benefits prior to the maturity date. Subject to certain limitations, the policyowner may at any time obtain cash value by surrendering the Policy or making withdrawals from the

Policy. The cash value equals the accumulation value less any surrender charge. In addition, the policyowner has certain policy loan privileges under the Policy.

 Surrender Privileges. As long as the Policy is in force, a policyowner may surrender the Policy or make a withdrawal from the Policy at any time by sending a written request to JP Financial. See "FEDERAL TAX MATTERS--Policy Proceeds."

 The surrender value of the Policy equals the cash value less any outstanding policy debt. The surrender value will be determined at the end of the valuation period during which the request for a surrender or withdrawal is received. Proceeds will generally be paid within seven days of the Date of Receipt of a request for surrender or withdrawal.

 The amount payable upon surrender of the Policy is the surrender value at the end of the valuation period during which the request is received. The surrender value may be paid in a lump sum, within seven days of the Date of Receipt of the request, or under one of the optional payment plans specified in the Policy. See "POLICY BENEFITS AND RIGHTS--Settlement Options."

 A policyowner can obtain a portion of the Policy's cash value by withdrawal of cash value from the Policy. A withdrawal from a Policy is subject to the following conditions:

   A. The amount withdrawn may not exceed the cash value less any outstanding debt.

   B. The minimum amount that may be withdrawn is $500.

   C. A charge equal to the lesser of $25 or 2% of the amount of the withdrawal will be deducted from the amount of each withdrawal.

 Withdrawals generally will affect the Policy's accumulation value, cash value and the life insurance proceeds payable under the Policy. The Policy's cash value will be reduced by the amount of the withdrawal. The Policy's accumulation value will be reduced by the amount of the withdrawal plus a pro-rata surrender charge. Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus a pro-rata surrender charge, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. See "POLICY BENEFITS AND RIGHTS--Combined Requests."

 Under Option I, which provides for life insurance proceeds equal to the greater of the Specified Amount or the accumulation value of the Policy at the date of death multiplied by the corridor percentage provided by the Code, the Specified Amount will be reduced by the amount of the withdrawal plus the pro-rata surrender charge. The Specified Amount remaining after a withdrawal may not be less than $10,000. As a result, JP Financial will not effectuate any withdrawal that would reduce the Specified Amount below this minimum. If increases in Specified Amount previously have occurred, a withdrawal will first reduce the Specified Amount of the most recent increase, then the most recent increases successively, then the coverage under the original application. If the life insurance proceeds payable under either death benefit option, both before and after the withdrawal, is the accumulation value multiplied by the corridor percentage, a withdrawal generally will result in a reduction in life insurance proceeds equal to the amount paid upon withdrawal, multiplied by the corridor percentage then in effect.

 Under Option II, which provides for life insurance proceeds equal to the Specified Amount plus accumulation value, a reduction in accumulation value as a result of a withdrawal will typically result in a dollar per dollar reduction in the life insurance proceeds payable under the Policy.

 A policyowner may allocate a withdrawal among the General Account and the divisions of Separate Account A. If no such allocation is made, a withdrawal will be allocated among the General Account and the divisions of Separate Account A in the same proportion that the accumulation value in the General Account, less any policy debt, and the accumulation value in each division bears to the total accumulation value of the Policy, less any policy debt, on the date of withdrawal. See "FEDERAL TAX MATTERS--Policy Proceeds."

 Policy Loans. So long as the Policy remains in force, a policyowner may borrow money from JP Financial at any time after the first policy anniversary using the Policy as the only security for the loan. Loans have priority over the claims of any assignee or any other person. Generally, the maximum loan amount is 90% of the cash value at the end of the valuation period during which the loan request is received. The maximum amount which may be borrowed at any given time is the maximum loan amount reduced by any outstanding policy debt.

 Proceeds of policy loans ordinarily will be disbursed within seven days from the Date of Receipt of a request for a loan by JP Financial, although payments may be postponed under certain circumstances. See "OTHER MATTERS-- Postponement of Payments". JP Financial may, in its discretion, permit loans to be made by telephone if the proper authorization form is on file with JP Financial. So long as the Policy remains in force, the loan may be repaid in whole or in part without penalty at any time while the Insured is living.

 When a policy loan is made, a portion of the Policy's accumulation value sufficient to secure the loan will be transferred to the General Account. A policy loan removes the proceeds from the investment experience of Separate Account A which will have a permanent effect on the accumulation value and death benefit even if the loan is repaid. Any loan interest that is due and unpaid will also be so transferred. Accumulation value equal to policy debt in the General Account will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account. As an administrative practice and in JP Financial's sole discretion, if the interest rate currently credited to the General Account falls below 6%, the accumulation value held in the General Account for loan collateral may continue to earn interest at 6%. The policyowner may allocate a policy loan among the General Account and the divisions of Separate Account A. If no such allocation is made the loan will be allocated among the General Account and divisions of Separate Account A in the same proportion that the accumulation value in the General Account less policy debt and the accumulation value in each division bears to the total accumulation value of the Policy, less policy debt, on the date of the loan.

 JP Financial will charge interest on any outstanding policy loan. The maximum interest rate on policy loans is 8%, compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of accumulation value held in the General Account to secure loans. The amount available at any time for a Type A loan equals the maximum loan amount less the DEFRA Guideline Single Premium ("DGSP"), as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans; a Type B loan is charged the prevailing interest rate, but not more than the maximum. It is possible for one loan request to result in both a Type A and a Type B loan. A request for a loan will be granted first as a Type A loan, to the extent available, and then as a Type B loan. Once a policy loan is granted, it remains a Type A or Type B until it is repaid. Increases in the Specified Amount will affect the determination of the amount available for a Type A loan; however, decreases in the Specified Amount will not have any such effect.

 JP Financial may, in its sole discretion, charge lower interest rates in the future. If the loan interest rate is ever less than 8%, JP Financial can increase the rate once each policy year but by not more than 1% per year. With respect to outstanding policy loans, JP Financial will send notice of any change in the interest rate to the policyowner and any assignee of record at JP Financial at least 30 days before the effective date of the increase. The effective date of any increase in such interest rate shall not be less than twelve months after the effective date of the establishment of the previous rate. Interest is due and payable at the end of each policy year, and any interest not paid when due becomes loan principal.

 Where applicable, loans are subject to conditions and requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"), as well as the terms of any retirement plan in connection with which the Policy has been purchased. The ERISA rules relating to loans are complex and vary depending on the individual circumstances of each Policy. Employers and policyowners should consult with qualified advisers before exercising the loan privileges.

 Policy debt equals the total of all outstanding policy loans and accrued interest on policy loans. If policy debt exceeds cash value, JP Financial will notify the policyowner and any assignee of record. A payment at least equal to the amount of excess policy debt above the cash value must be made to JP Financial within 61 days from the date the notice is mailed, otherwise, the Policy will lapse and terminate without value. The Policy may, however, later be reinstated, subject to satisfactory proof of insurability and the payment of a reinstatement premium. See "THE POLICY--Reinstatement".

 So long as the Policy remains in force, policy debt may be repaid in whole or in part at any time during the Insured's life. If there is any existing policy debt, premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, will be applied as premium. Premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, will first be applied as policy loan repayments, then as premium when the policy debt is repaid. For policyowners with both Type A and Type B loans, repayments of the loan will be applied first to Type B loans and then to Type A loans. Upon repayment, the Policy's accumulation value securing the repaid portion of the debt in the General Account will be transferred to the General Account and the divisions of Separate Account A using the same percentages used to allocate net premiums. A policyowner may make loan prepayments on a pre-authorized check basis. Any outstanding policy debt is subtracted from life insurance proceeds payable at the Insured's death, from accumulation value upon surrender, and from cash value payable at maturity. In the event that the Policy lapses due to insufficient cash value resulting from loans, the policyowner may be taxed on the total appreciation under the Policy.

                                 OTHER MATTERS

 Voting Rights. To the extent required by law, JP Financial will vote the Funds' shares held in the various divisions of Separate Account A at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in Separate Account A. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change and, as a result, JP Financial determines that it is permissible to vote the Funds' shares in its own right, it may elect to do so. The number of votes on which each policyowner has the right to instruct will be determined by dividing the Policy's accumulation value in a division of Separate Account A by the net asset value per share of the corresponding Portfolio in which the division invests, or as otherwise required by law. Fractional shares will be counted. The number of votes on which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds. JP Financial will vote the Funds' shares as to which no instructions are received in proportion to the voting instructions which are received with respect to all Policies participating in the Funds in accordance with applicable law. Each person having a voting interest will receive proxy material, reports and other materials relating to the Funds. The shares held by JP Financial, including shares for which no voting instructions have been received, shares held in Separate Account A representing charges imposed by JP Financial against Separate Account A under the Policies and shares held by JP Financial that are not otherwise attributable to Policies, will also be voted by JP Financial in proportion to instructions received from the owners of variable life insurance policies funded through Separate Account A. JP Financial reserves the right to vote any or all such shares at its discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

 JP Financial may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Funds or disapprove an investment advisory contract of the Funds. In addition, JP Financial may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment adviser of the Funds if JP Financial reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or JP Financial determined that the change would be inconsistent with the investment objectives of Separate Account A or would result in the purchase of securities for Separate Account A which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by JP Financial or any affiliate of JP Financial which have similar investment objectives. In the event that JP Financial does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semi-annual report to the policyowner.

 Additions, Deletions or Substitutions of Investments. JP Financial reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any division or which any division may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of JP Financial's management, further investment in shares of the Funds should become inappropriate in view of the purposes of the Policy, JP Financial may substitute shares of any other investment company for shares already purchased, or to be purchased in the future under the Policies. No substitution of securities will take place without notice to and consent of policyowners and without prior approval of the Commission, all to the extent required by the 1940 Act. Any surrender due to a change in the Portfolio's investment policy will incur any applicable surrender charges.

 Each class of the Funds' stock is subject to certain investment restrictions which may not be changed without the approval of the majority of the holders of such series. See the accompanying prospectuses for the Funds.

 Annual Summary. Each year a summary will be sent to the policyowner which shows the current accumulation value, cash value, premiums paid and all charges since the last annual summary as well as the balance of outstanding policy loans. JP Financial will also send to the policyowner the reports required by the 1940 Act.

 Confirmation. Confirmation notices (or other appropriate notification) will be mailed promptly at the time of the following transactions:

   (1) policy issue;

   (2) receipt of premium payments;

   (3) initial allocation among divisions on the allocation date;

   (4) transfers among divisions;

   (5) change of premium allocation;

   (6) change between Option I and Option II;

   (7) increases or decreases in Specified Amount;

   (8) withdrawals;

   (9) receipt of loan repayments; and

   (10) reinstatements.

 Limitation on Right to Contest. JP Financial will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amount, after the Policy has been in force during the lifetime of the Insured for a period of two years from the policy date. This provision does not apply to any benefits provided by a rider which grants disability benefits or an added benefit in the event that death results from an accident. Any increase in the Specified Amount will not be contested after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

 Misstatements. If the age or sex of the Insured has been misstated in an application, including a reinstatement application, the amount payable under the Policy by reason of the death of the Insured will be equal to the sum of the following:

   1. The accumulation value on the date of death less any policy debt; and

   2. The death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the Insured's true age or sex.

 Suicide. The Policy does not cover the risk of suicide within two years from the policy date or two years from the date of any increase in Specified Amount with respect to such increase, whether the Insured is sane or insane, unless otherwise specified by state law. In the event of suicide within two years of the policy date, the only liability of JP Financial will be a refund of premiums paid, without interest, less any policy debt and less any withdrawal. In the event of suicide within two years of an increase in Specified Amount, the only liability of JP Financial will be a refund of the cost of insurance for such increase, plus death benefits payable without regard to suicide, if any.

 Beneficiaries. The original beneficiaries and contingent beneficiaries are designated by the policyowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with JP Financial. One or more primary or contingent beneficiaries may be named in the application. In such case, the proceeds of the Policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyowner.

 Postponement of Payments. Payment of any amount upon surrender, withdrawal, policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of policyowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of net assets in Separate Account A.

 Assignment. The Policy can be assigned as collateral security. JP Financial must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by JP Financial prior to its notification of such assignment. JP Financial is not responsible for the validity of an assignment. A policyowner's rights and the rights of the beneficiary may be affected by an assignment. See "FEDERAL TAX MATTERS."

 Illustration of Benefits and Values. The policyowner may request illustrations of death benefits, accumulation values and cash values at any time after the policy date. Illustrations will be based on the existing accumulation value and cash value at the time of the request and both the maximum and the then current costs of insurance rates. Such illustrations are currently available to policyowners at no charge. Although JP Financial reserves the right to assess a charge, no greater than $25 and with advance notice to policyowners, it has no present intention to do so. See "CHARGES AND DEDUCTIONS--Administrative Fees."

 Non-Participating Policy. The Policy does not share in any surplus distributions of JP Financial. No dividends are payable with respect to the Policy.

 Year 2000 Matter. Certain computer programs have been written using two digits rather than four to define the applicable year. As a result, any of Jefferson-Pilot Corporation's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000 (the "Year 2000 Matter"). This could result in a system failure which may disrupt operations, including an inability to accurately process or calculate new or in-force business.

 Jefferson-Pilot Corporation (the Company's parent company) has completed an assessment and has determined that it will have to modify or replace portions of the software and hardware utilized by Jefferson-Pilot Corporation affiliates, including the Company, so that the computer systems will function properly with respect to dates in the year 2000 and thereafter.

 Jefferson-Pilot Corporation will utilize both internal and external resources to reprogram, replace, convert and test software and hardware for any necessary Year 2000 modifications. The project is estimated to be completed not later than the third quarter of 1999. Jefferson-Pilot Corporation believes that with modifications to its existing software and hardware and conversions to new software, the Year 2000 Matter will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made, or are not completed on a timely basis, the Year 2000 Matter could have a material impact on operations of the Company.

 Jefferson-Pilot Corporation has initiated formal communications with all of its significant suppliers to determine the extent to which the Company's systems, policies, procedures and contracts are vulnerable to those third parties' failure to remediate their own Year 2000 issues. There is no guarantee that the systems of other companies on which the Company relies will be in compliance on a timely basis; nor is there any guarantee that non-compliance would not have an adverse affect on the Company's systems and business.

 The costs of the project and the date on which the Jefferson-Pilot Corporation believes it will be compliant are based on management's best estimates, which were derived utilizing various assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved.

 Jefferson-Pilot Corporation has not yet allocated the costs of compliance among its subsidiaries, including the Company. To the best of Jefferson-Pilot Corporation and the Company's knowledge, it is currently anticipated that any future allocation is unlikely to have a material financial impact on the Company.

                              THE GENERAL ACCOUNT

POLICYOWNERS MAY ALLOCATE NET PREMIUMS AND TRANSFER ACCUMULATION VALUE TO THE GENERAL ACCOUNT. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS, AND JP FINANCIAL HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

 General Description. The General Account consists of all assets owned by JP Financial other than those in Separate Account A and other separate accounts which may be established by JP Financial. Subject to applicable law, JP Financial has sole discretion over the investment of the assets of the General Account.

 A policyowner may elect to allocate net premiums to the General Account or to transfer accumulation value to or from the divisions of Separate Account A and the General Account. The allocation or transfer of funds to the General Account does not entitle a policyowner to share in the investment experience of the General Account. Instead, JP Financial guarantees that accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4 1/2%, independent of the actual investment experience of the General Account. JP Financial is not obligated to credit interest at any higher rate, although JP Financial may, in its sole discretion, do so.

 If the Date of Receipt of the initial premium is prior to the date JP Financial either issues the Policy or offers to issue the Policy on a basis other than as applied for, that initial net premium, less any monthly deductions, will be credited with interest at the rate currently being credited to the General Account. This amount will be credited with interest for the period between the date the premium is received (or the policy date, whichever is later) and the date JP Financial issues the Policy or the applicant refuses JP Financial's offer to issue the Policy on a basis other than as applied for. No interest will be credited for the above period if the initial premium is less than $500. In those instances when JP Financial declines to issue a Policy, the entire premium paid, if greater than $500, will be returned with interest; interest will be credited from the Date of Receipt to the date the application is rejected. No interest will be credited for such initial premiums if the Policy issued as applied for is not accepted or the "free look" is exercised; JP Financial will retain any interest earned.

 The Policy. This Prospectus describes a flexible premium variable life insurance policy. Net premiums may be allocated to the General Account or to Separate Account A or to both. This Prospectus is generally intended to serve as a disclosure document for the aspects of the Policy involving Separate Account A. For more information regarding the General Account, see the Policy itself, or discuss the Policy with your insurance agent.

 General Account Benefits. If the policyowner pays the same premiums as scheduled, allocates all net premiums only to the General Account and makes no transfers, withdrawals, or policy loans, the minimum amount and duration of the death benefit will be fixed and guaranteed. The policyowner may select either death benefit Option I or II under the Policy and may change the Policy's Specified Amount subject to satisfactory evidence of insurability, if required.

 General Account Accumulation Value. Net premiums allocated to the General Account are credited to the Policy. Prior to the allocation date, the initial net premium is deposited in the General Account, and those net premiums are credited to the Policy. On the allocation date the initial net premium payments deposited in the General Account, plus interest earned, will be allocated among the divisions of Separate Account A and the General Account as instructed by the policyowner in the application. The accumulation value in the General Account on the allocation date is equal to the portion of the net premium payments, plus interest earned, which have been paid and allocated to the General Account, less the portion of the first monthly deduction allocated to the General Account.

 JP Financial guarantees that interest credited to each policyowner's accumulation value in the General Account will not be less than an effective annual rate of at least 4 1/2% per year. JP Financial may, IN ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4 1/2% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATION VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4 1/2% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF JP FINANCIAL. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4 1/2% PER YEAR. Accumulation value in the General Account that equals indebtedness will be credited interest daily at the lesser of an effective annual rate of 6% per year or the interest rate currently credited to the General Account. The accumulation value in the General Account will be calculated on each monthly anniversary date of the Policy, or on any other date with consistent adjustments.

 JP Financial guarantees that, at any time prior to the maturity date, the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4 1/2% per year, plus any excess interest which JP Financial credits and any amounts transferred into the General Account, less the sum of all charges allocable to the General Account and any amounts deducted from the General Account in connection with withdrawals or transfers to Separate Account A.

 Determination of Charges. The portion of the monthly deduction attributable to the General Account will be determined as of the actual monthly anniversary date, even if the monthly anniversary date does not fall on a valuation date.

 Premium Deposit Fund. As a convenience to policyowners, JP Financial permits policyowners to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rate of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be annually reported on Form 1099 to the policyowner. An amount equal to the Planned Periodic Premium will be transferred on the policy date to pay premiums on the policy. Policyowners may withdraw all or part of the funds from the PDF at any time. No commissions are earned or paid until premium payments are made pursuant to transfers from the PDF.

                          DISTRIBUTION OF THE POLICY

 The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for JP Financial, are also registered representatives of broker-dealers who have entered into written sales agreements with the principal underwriter, Jefferson Pilot Variable Corporation. Any such broker-dealers will be registered under the Securities Exchange Act of 1934 and their representatives selling the Policies will be authorized under applicable insurance laws and regulations to sell insurance products of this type. Commissions are payable under various schedules and accordingly will vary with the form of commission schedule selected. In any event, commissions to registered representatives are not expected to exceed 85% of first year target premium and 5% of first year excess premium, and 5% of target premium for the second through fifteenth policy years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. In addition, override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing asset-based compensation. Except as previously described herein, no separate deductions from premiums are made to pay sales commissions or sales expenses.

 The Distribution Agreement with Jefferson Pilot Variable Corporation took effect on January 1, 1998 and continues until terminated by either party on 60 days notice. Jefferson Pilot Variable Corporation is not obligated to sell any specified amount of Policies and may not assign its responsibilities under the Distribution Agreement. JP Financial will reimburse Jefferson Pilot Variable Corporation for its expenses under the Distribution Agreement.

 Prior to January 1, 1998, a Distribution Agreement with Jefferson-Pilot Securities Corporation ("JP Securities") (formerly Chubb Securities Corporation) was in effect. The aggregate amounts paid to Chubb Securities Corporation under the prior Distribution Agreement were $25,959,043 in 1997, $22,502,715 in 1996 and $15,333,468 in 1995. JP Financial reimbursed JP
Securities for its expenses under the prior Distribution Agreement.

 Jefferson Pilot Variable Corporation is engaged in the sale and distribution of various other securities, including other flexible premium variable life policies. It acts as principal underwriter for other flexible premium variable life policies and variable annuity contracts issued by JP Financial (and its affiliated companies), and for the Jefferson Pilot Variable Fund, Inc. (formerly the Chubb America Fund, Inc.).

 Group or Sponsored Arrangements. Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis. A group or sponsored arrangement may also include certain programs under which Policies are issued to current and retired employees (and certain members of their families) of JP Financial and its affiliates.

 JP Financial may reduce the following types of charges for Policies issued in connection with group or sponsored arrangements: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer, the guaranteed death benefit charge and charges for optional rider benefits. JP Financial may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis. Due to the underwriting criteria established for Policies issued on a non-medical, guaranteed issue basis, actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. In addition, JP Financial may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

 Certain charges or underwriting requirements set forth in this Prospectus may also be reduced or eliminated for Policies issued in connection with an exchange of another JP Financial policy or contract or policies or contracts of any affiliates of JP Financial.

 The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements, and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. The charges will be reduced in accordance with JP Financial's company practice in effect when the Policy is issued. The elimination or modification of underwriting requirements will be done in accordance with JP Financial's administrative procedures with respect to underwriting when the Policy is issued. Reductions and modifications will not be made where prohibited by applicable law and will not be unfairly discriminatory against any person including the purchasers to whom the reduction or modification applies and all other Owners of the Policy.

                           MANAGEMENT OF JP FINANCIAL

                Executive Officers and Directors of JP Financial

                                   DIRECTORS

                         PRINCIPAL OCCUPATION AND
NAME                     BUSINESS ADDRESS
----                     ------------------------
 Dennis R. Glass........ Senior Vice President,
                         Chief Financial Officer and Treasurer
                         Jefferson-Pilot Corporation
                         (also serves as Executive Vice President, Chief Financial
                         Officer and Treasurer of Jefferson-Pilot Life Insurance
                         Company)
                         100 North Greene Street
                         Greensboro, North Carolina 27401
 Kenneth C. Mlekush..... Senior Vice President
                         (also serves as Executive Vice President of Jefferson-Pilot
                         Life Insurance Company)
                         100 North Greene Street
                         Greensboro, North Carolina 27401
 David A. Stonecipher... President, Chairman and Chief Executive Officer
                         (also serves as President and Chief Executive Officer of
                         Jefferson-Pilot
                         Life Insurance Company)
                         100 North Greene Street
                         Greensboro, North Carolina 27401
 E. Jay Yelton.......... Executive Vice President
                         Jefferson-Pilot Life Insurance Company
                         100 North Greene Street
                         Greensboro, North Carolina 27401

                   EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

NAME                                   POSITION
----                                   --------
Charles C. Cornelio................... Executive Vice President
Reggie D. Adamson..................... Senior Vice President
Ronald R. Angarella................... Senior Vice President
John C. Ingram........................ Senior Vice President
Hal B. Phillips, Jr. ................. Senior Vice President, Chief Life Actuary
Warren L. Reynolds.................... Senior Vice President
Paul J. Strong........................ Senior Vice President
John W. Wells......................... Senior Vice President
James R. Abernathy.................... Vice President
Thomas M. Bodrogi..................... Vice President
Margaret O. Cain...................... Vice President
Rebecca M. Clark...................... Vice President
Kenneth S. Dwyer...................... Vice President
Ronald H. Emery....................... Vice President
Donald M. Kane........................ Vice President
Patrick A. Lang....................... Vice President
Shari J. Lease........................ Vice President
Donna L. Metcalf...................... Vice President
Thomas E. Murphy, Jr., M.D. .......... Vice President and Medical Director
Robert A. Reed........................ Vice President
Kenneth L. Robinson, Jr. ............. Vice President
James M. Sandelli..................... Vice President

NAME                                                POSITION
----                                                --------
Russell C. Simpson................................. Vice President and Treasurer
William A. Spencer................................. Vice President
John A. Thomas..................................... Vice President

                       STATE REGULATION OF JP FINANCIAL

 Jefferson Pilot Financial Insurance Company is governed under the laws of the state of New Hampshire and is subject to regulation by the Insurance Commissioner of New Hampshire. An annual statement is filed with the New Hampshire Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of JP Financial as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of JP Financial and Separate Account A and verifies their adequacy and a full examination of JP Financial's operations is conducted by the Commissioner at least every five years.

 In addition, JP Financial is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

 Tax Considerations. The following description is a brief summary of some of the tax rules, primarily related to federal income taxes under the Code, which, in the opinion of JP Financial, are currently in effect.

 Policy Proceeds. The Policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, the Policy should qualify as a life insurance contract for federal income tax purposes, with the result that all death benefits paid under the Policy will generally be fully excludable from the gross income of the Policy's beneficiary for federal income tax purposes. Policyowners should consult with their own tax advisers in this regard.

 The federal income tax treatment of a distribution from the Policy will depend on whether a Policy is a life insurance contract and also if it is determined to be a "modified endowment contract," as defined by the Code. JP Financial will notify a policyowner if the amount of premiums paid in would cause a Policy to be a modified endowment contract and will allow a refund of the excess premium. Thus, the policyowner may choose to have the Policy treated as a modified endowment contract.

 A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

 Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

 If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless the policyowner requests a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

 If a policy is deemed to be a modified endowment contract, any distribution from the policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income-first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent accumulated value under the policy exceeds investment in the policy.

 A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

 To the extent a policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter will be taxable income to the policyowner. Also, any distributions within two years before a policy becomes a modified endowment contract will also be income taxable to the policyowner to the extent that accumulation value exceeds investment in the policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

 In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that, for policies entered into on or after October 21, 1988, reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. JP Financial believes that the Policies meet this definition. As long as a Policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

 The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, policyowners are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to an individual policyowner's situation.

 Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as indebtedness of the policyowner. Policyholders are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

 Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 policy years may create taxable income for the policyowner. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 policy years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums the policyowner has paid that have not been previously withdrawn.

 If a policyowner makes a partial withdrawal, surrender, loan or exchange of the Policy, JP Financial may be required to withhold federal income tax from the portion of the money received by the policyowner that is includible in the policyowner's federal gross income. A policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before JP Financial makes the payment. In addition, if a policyowner fails to provide JP Financial with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies JP Financial that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, a policyowner is liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If a policyowner elects not to have federal income tax withheld, or if the amount withheld is insufficient, then the policyowner may be responsible for payment of estimated tax. A policyowner may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. JP Financial suggests that policyowners consult with a tax adviser or attorney as to the tax implications of these matters.

 In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

 The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

 Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each policyowner and beneficiary.

 Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. JP Financial believes it presently is in compliance with the diversification requirements as set forth in the regulations and intends to remain in compliance with such diversification requirements. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to the policyowner, income earned on a Policy would be taxable to the policyowner for any calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

 The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a policyowner's interest in Separate Account A to be includible in the policyowner's gross income in the year earned. JP Financial, however, has reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. JP Financial believes that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, policyowners are urged to consult with their own tax advisers.

 Policyowners are advised that the exercise of an Exchange of Insured Rider will give rise to tax consequences and are urged to consult with a tax adviser prior to exercising such rider.

 In 1996 Congress amended the Code to clarify the tax treatment of accelerated benefits. Effective January 1, 1997, Section 101(g) of the Code now provides that accelerated death benefits may be excluded from gross income provided that certain conditions are met. JP Financial believes that the Terminal Illness Accelerated Benefit Rider meets those conditions. In addition, the legislation clarified the status of such riders under Section 7702 of the Code, including that the inclusion or conformance of any rider to the law's requirements does not constitute a material change for purposes of the definition of life insurance or modified endowment contracts.

 Policyowners are also advised that there is some uncertainty as to whether the Primary Insured Term Rider will be treated as a "Qualified Additional Benefit" under Section 7702(f)(5)(A)(iii) of the Code rather than as a death benefit under the Policy. However, JP Financial believes that this rider, as structured and implemented by JP Financial, would be considered as part of the death benefit under the Policy and therefore not give rise to any adverse tax consequences. The policyowner should consult a tax adviser before adding the Primary Insured Term Rider to the Policy.

 The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

 Charge for JP Financial Income Taxes. JP Financial is presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and JP Financial will include flexible premium life insurance operations in its tax return in accordance with these rules.

 Currently, no charge is made against Separate Account A for JP Financial's federal income taxes, or provisions for such taxes, that may be attributable to Separate Account A. JP Financial may charge each division in Separate Account A for its portion of any income tax charged to JP Financial on the division or its assets. Under present laws, JP Financial may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, JP Financial may decide to make charges for such taxes or provisions for such taxes against Separate Account A. JP Financial would retain any investment earnings on any tax charges accumulated in a division. Any such charges against Separate Account A or its divisions could have an adverse effect on the investment experience of such division.

                            EMPLOYEE BENEFIT PLANS

 Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS

 There are no legal proceedings to which Separate Account A is a party or to which the assets of any of the divisions thereof are subject. JP Financial is not involved in any litigation that is of material importance in relation to its total assets or that relate to Separate Account A.

                                    EXPERTS

 The consolidated financial statements of Chubb Life Insurance Company of America and subsidiaries and the financial statements of Separate Account A at December 31, 1997 and for the related periods, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

 Actuarial matters included in this Prospectus have been examined by Richard Dielensnyder, FSA, MAAA as stated in the opinion filed as an exhibit to the registration statement.

                            REGISTRATION STATEMENT

 A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning Separate Account A, JP Financial and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

 The consolidated financial statements of Chubb Life Insurance Company of America and subsidiaries which are included in this Prospectus should be considered only as bearing on the ability of JP Financial to meet its obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in Separate Account A.

 In the second quarter of 1996, the Company announced a plan to exit the group health insurance business. A definitive agreement was reached May 31, 1996 with Healthsource Inc. under which Healthsource acquired the Company's 85% interest in Chubb Health, Inc. The sale was completed on December 31, 1996. The Company also discontinued the marketing of traditional group health indemnity business.

 During the fourth quarter of 1996, the Company's parent, The Chubb Corporation, announced its intention to evaluate its strategic alternatives with respect to the life insurance companies, including the possible sale or spin-off of the business. The Chubb Corporation entered into a definitive agreement dated February 23, 1997 to sell the Company to Jefferson-Pilot Corporation for $875,000,000. The sale was effective April 30, 1997.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Chubb Life Insurance Company of America

  We have audited the accompanying consolidated balance sheet of Chubb Life Insurance Company of America (a wholly-owned subsidiary of Jefferson Pilot Corporation as of April 30, 1997--see Note 1) and subsidiaries as of December 31, 1997 on a purchase accounting basis (Successor), and the related consolidated statement of income, stockholder's equity, and cash flows for the eight month period ended December 31, 1997 on a purchase accounting basis (Successor) and for the four month period ended April 30, 1997 on a historical cost basis (Predecessor). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Chubb Life Insurance Company of America and subsidiaries at December 31, 1997 on a purchase accounting basis (Successor), and the consolidated results of their operations and their cash flows for the eight month period ended December 31, 1997 on a purchase accounting basis (Successor), and for the four month period ended April 30, 1997 on a historical cost basis (Predecessor), in conformity with generally accepted accounting principles.

February 9, 1998

                           CONSOLIDATED BALANCE SHEET

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                               DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)

ASSETS
Invested assets
  Debt securities, available-for-sale, at fair value (amortized cost--$2,878,984)................................................ $2,993,384
  Equity securities, available-for-sale, at fair value (cost--
   $15,087).........................................................     18,984
  Policy loans......................................................    236,729
  Mortgage loans on real estate.....................................    125,067
                                                                     ----------
Total investments...................................................  3,374,164
                                                                     ----------
Cash and cash equivalents...........................................     28,288
Accrued investment income...........................................     50,724
Uncollected premiums................................................      4,475
Due from reinsurers.................................................    219,131
Deferred policy acquisition costs...................................     38,200
Value of business acquired..........................................    418,665
Cost in excess of net assets acquired, net of accumulated amortiza-
 tion of $2,852.....................................................    146,893
Property and equipment, net of accumulated depreciation of $1,111...     17,845
Federal income taxes receivable.....................................      7,952
Deferred federal income taxes.......................................     39,184
Assets held in separate accounts....................................    598,039
Other assets........................................................     39,312
                                                                     ----------
                                                                      1,608,708
                                                                     ----------
                                                                     $4,982,872
                                                                     ==========
LIABILITIES
Policy liabilities
  Policyholder contract deposits.................................... $2,634,029
  Future policy benefits............................................    615,976
  Policy and contract claims........................................     64,716
  Premiums paid in advance..........................................      1,436
  Other policyholders' funds........................................    107,578
                                                                     ----------
Total policy liabilities............................................  3,423,735
Liabilities related to separate accounts............................    598,039
Accrued expenses and other liabilities..............................     87,949
                                                                     ----------
                                                                      4,109,723
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY:
  Common stock, par value $5 per share, 600,000 shares authorized,
   issued and outstanding...........................................      3,000
  Paid in capital...................................................    782,500
  Retained earnings.................................................     53,717
  Net unrealized gains on securities, net of deferred income taxes
   of $18,271.......................................................     33,932
                                                                     ----------
                                                                        873,149
                                                                     ----------
                                                                     $4,982,872
                                                                     ==========

See accompanying notes.

                       CONSOLIDATED STATEMENTS OF INCOME

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                                 (IN THOUSANDS)

                                                    SUCCESSOR   PREDECESSOR
                                                   ------------ -----------
                                                   EIGHT MONTHS FOUR MONTHS
                                                      ENDED        ENDED
                                                   DECEMBER 31,  APRIL 30,
                                                       1997        1997
                                                   ------------ -----------
REVENUES
  Premiums and policy charges.....................   $235,247    $117,385
  Net investment income...........................    158,181      82,056
  Realized investment gains.......................      4,788       3,473
  Other income....................................      3,303       1,087
                                                     --------    --------
Total revenues....................................    401,519     204,001
BENEFITS AND EXPENSES
  Policy benefits and claims......................    217,622     108,274
  Commissions and operating expenses, net of
   deferrals......................................     65,344      10,098
  Amortization of intangibles.....................     35,842      38,206
                                                     --------    --------
Total benefits and expenses.......................    318,808     156,578
Income from continuing operations before federal
 income tax.......................................     82,711      47,423
Federal income tax (benefit):
  Current.........................................     14,422      20,596
  Deferred........................................     14,572      (7,926)
                                                     --------    --------
                                                       28,994      12,670
                                                     --------    --------
Income from continuing operations.................     53,717      34,753
Discontinued operations:
  Adjustment to reduce estimated losses during
   phase-out period, net of taxes of $3,206.......         --       6,006
                                                     --------    --------
Net income........................................   $ 53,717    $ 40,759
                                                     ========    ========

See accompanying notes.

              CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                                 (IN THOUSANDS)

                                                           NET
                                                        UNREALIZED     TOTAL
                              COMMON PAID IN  RETAINED   GAINS ON  STOCKHOLDER'S
                              STOCK  CAPITAL  EARNINGS  SECURITIES    EQUITY
                              ------ -------- --------  ---------- -------------
Predecessor balances, Decem-
 ber 31, 1996...............  $3,000 $249,872 $595,536   $17,622     $866,030
Net income..................      --       --   40,759        --       40,759
Dividends declared..........      --       -- (103,008)       --     (103,008)
Net change in unrealized
 gains on available-for-sale
 securities.................      --       --       --   (10,708)     (10,708)
                              ------ -------- --------   -------     --------
Predecessor balances, April
 30, 1997...................   3,000  249,872  533,287     6,914      793,073
Purchase accounting adjust-
 ments......................      --  532,628 (533,287)   (6,914)      (7,573)
                              ------ -------- --------   -------     --------
Successor balances, May 1,
 1997.......................   3,000  782,500       --        --      785,500
Net income..................      --       --   53,717        --       53,717
Net change in unrealized
 gains on available-for-sale
 securities.................      --       --       --    33,932       33,932
                              ------ -------- --------   -------     --------
Successor balances, December
 31, 1997...................  $3,000 $782,500 $ 53,717   $33,932     $873,149
                              ====== ======== ========   =======     ========

See accompanying notes.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                                 (IN THOUSANDS)

                                                        SUCCESSOR   PREDECESSOR
                                                       ------------ -----------
                                                       EIGHT MONTHS FOUR MONTHS
                                                          ENDED        ENDED
                                                       DECEMBER 31,  APRIL 30,
                                                           1997        1997
                                                       ------------ -----------
OPERATING ACTIVITIES
Net income............................................  $  53,717    $  40,759
Adjustments to reconcile net income to net cash pro-
 vided by (used in) operating activities:
  Decrease in future policy benefits, policy and
   contract claims and premiums paid in advance, net..    (11,066)       6,070
  Credits to policyholders accounts...................    (65,949)     (36,595)
  Decrease (increase) in uncollected premiums.........      4,297       (2,990)
  Increase in policy acquisition costs deferred, net
   of amortization....................................    (38,200)      (7,907)
  Net (capitalization) amortization of value of
   business acquired..................................     (3,159)       1,284
  Decrease in accrued investment income...............        704        1,045
  Realized investment gains...........................     (4,788)      (3,473)
  Amortization (accretion) of investment premiums
   (discounts) .......................................      5,719         (277)
  Provision for depreciation..........................      1,210        2,485
  Provision for deferred income tax...................     14,572       (7,926)
  Increase (decrease) in federal income tax payable...    (10,332)     (10,988)
  Change in receivables and asset accruals............     48,461       (6,880)
  Change in payables and expense accruals.............      9,313      (46,398)
  Other operating activities, net.....................        570       (6,865)
                                                        ---------    ---------
Net cash provided by (used in) operating activities...      5,069      (78,656)
INVESTING ACTIVITIES
Proceeds from sales of debt securities................    205,590      199,970
Proceeds from maturities of debt securities...........     98,301       40,743
Proceeds from sales of equity securities..............     10,386       18,343
Purchases of debt securities..........................   (379,041)    (203,214)
Purchases of equity securities........................       (322)      (6,284)
Policy loans issued, net of repayments................    (14,652)      (4,219)
Mortgage loans, net of repayments.....................   (117,136)       1,016
Other investing activities, net.......................      4,185       28,254
                                                        ---------    ---------
Net cash (used in) provided by investing activities...   (192,689)      74,609
FINANCING ACTIVITIES
Deposits credited to policyholders' funds.............    343,754      139,658
Withdrawals from policyholders' funds.................   (108,331)     (49,006)
Dividends paid........................................   (101,004)      (2,004)
Decrease in loans payable.............................    (51,142)        (303)
                                                        ---------    ---------
Net cash provided by financing activities.............     83,277       88,345
                                                        ---------    ---------
Net (decrease) increase in cash and cash equivalents..   (104,343)      84,298
Cash and cash equivalents, beginning of period........    132,631       48,333
                                                        ---------    ---------
Cash and cash equivalents, end of period..............  $  28,288    $ 132,631
                                                        =========    =========

See accompanying notes.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                               DECEMBER 31, 1997

1.BASIS OF PRESENTATION

NATURE OF OPERATIONS

  Chubb Life Insurance Company of America (the Company) is a wholly-owned subsidiary of Jefferson-Pilot Corporation (Jefferson-Pilot) and is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

ACQUISITION

  Jefferson-Pilot acquired the Company from Chubb Corporation on May 13, 1997, with an effective date of April 30, 1997. The acquisition was accounted for as a purchase, utilizing "pushdown" accounting, and the assets and liabilities were recorded at fair value as of April 30, 1997. For purposes of these financial statements, the consolidated statements of income, stockholder's equity, and cash flows for the four months ended April 30, 1997 represent the results of operations of the "Predecessor", and are presented on the historical basis of accounting. The consolidated statements of income, stockholder's equity, and cash flows for the eight months ended December 31, 1997 represent the results of operations of the "Successor" and are presented on a purchase accounting basis. As a result, the consolidated financial statements subsequent to the acquisition date (Successor) are not comparable to the consolidated financial statements prior to the acquisition date (Predecessor).

  The cost of the acquisition by Jefferson-Pilot was $785,500,000, including all acquisition costs. The final purchase price is subject to post-closing adjustments, none of which is expected to be material. In addition, immediately prior to the acquisition, the Company declared a $103,000,000 dividend to the Chubb Corporation.

  The preliminary adjustments as a result of allocation of the pushed down purchase price and the determination of the cost in excess of net assets acquired is as follows:

      Stockholder's equity as reported by Predecessor................ $ 793,073
      Fair value adjustments:
        Debt securities--available-for-sale..........................      (899)
        Property and equipment.......................................   (14,285)
        Deferred policy acquisition costs............................  (667,865)
        Value of business acquired...................................   447,344
        Deferred federal income tax..................................   108,669
        Cost in excess of net assets acquired........................    87,274
        Other assets.................................................      (329)
        Policy liabilities...........................................    49,577
        Accrued expenses and other liabilities.......................   (17,059)
                                                                      ---------
      Total.......................................................... $ 785,500
                                                                      =========

  The following proforma results of operations for the year ended December 31, 1997, assume that the acquisition occurred as of January 1, 1997. The proforma results have been prepared for comparative purposes only and do not purport to indicate the results of operations which would have actually been reported had the acquisition occurred on January 1, 1997, or which may occur in the future (in thousands):

      Net revenues.................................................... $496,530
      Net income before realized investment gains (net of taxes)......   70,658
      Net income......................................................   26,713

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
1.BASIS OF PRESENTATION (CONTINUED)

DISCONTINUED OPERATIONS

  In 1996, the Predecessor adopted a plan to exit the group insurance business. Accordingly, the group health insurance business was accounted for as a discontinued operation in the consolidated income statement for the four months ended April 30, 1997. As a result of the decision by the Predecessor in 1996 to discontinue the group health insurance business, a liability was established to cover any future losses from operations and costs to exit the business including severance for employees. The amount reflected in the statement of income for the Predecessor reflects an adjustment to the future estimated losses, net of taxes during the phase-out period.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Chubb Life Insurance Company of America (the Company) and its subsidiaries. Principal subsidiaries include Chubb Colonial Life Insurance Company (Colonial), Chubb Sovereign Life Insurance Company (Sovereign), and Chubb America Service Corporation. Significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

  The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS

  The Company includes with cash and cash equivalents its holdings of short term investments which are highly liquid investments that mature within three months of the date of acquisition.

INVESTED ASSETS

  Debt securities, which include bonds and redeemable preferred stocks, are purchased to support the investment strategies of the Company. These strategies are developed based on many factors including rate of return, maturity, credit risk, tax considerations and regulatory requirements. Debt securities which may be sold prior to maturity to support the investment strategies of the Company are considered available-for-sale and carried at market value as of the balance sheet date.

  Equity securities, which include common stocks and non-redeemable preferred stocks, are considered available-for-sale and are carried at market values as of the balance sheet date.

  Policy loans are carried at the unpaid balances.

  Mortgage loans on real estate are stated at the unpaid balances, net of allowances for unrecoverable amounts. The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (13%), apartment (41%), industrial (9%), hotel (29%) and office (8%) properties.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Of stated mortgage loan balances as of December 31, 1997, 30% are due from borrowers in West South Central states, 22% are due from borrowers in South Atlantic states, 18% are due from borrowers in Pacific states, 12% are due from borrowers in East North Central states and 12% are due from borrowers in Mountain states. No other geographic region represents as much as 10% of December 31, 1997 mortgage loans.

  Realized gains and losses on dispositions of securities are determined by the specific identification method. Unrealized appreciation or depreciation of investments classified as available-for-sale, net of the deferred policy acquisition costs and value of business acquired adjustments and the applicable deferred income tax, is excluded from income and credited or charged directly to a separate component of stockholder's equity.

RECOGNITION OF REVENUES, BENEFITS, CLAIMS AND EXPENSES:

 Universal Life Products

  Universal life products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

  Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company at the direction of the policyholder. Investments are made in different portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate account are not included in the consolidated statements of income.

  Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4% to 6.875%.

 Investment Products

  Investment products include flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and policy charges assessed against the contract holders. Interest crediting rates ranged from 3.5% to 6.75%.

 Traditional Life Insurance Products

  Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 3% to 9%. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

 Accident and Health Insurance

  Accident and health insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIMS

  The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

REINSURANCE

  Reinsurance receivables include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS

  Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

  Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

  The carrying amount of deferred policy acquisition costs is adjusted for the effect of realized gains and losses and the effects of unrealized gains or losses on debt securities classified as available-for-sale. Deferred policy acquisition costs are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings for any period presented.

VALUE OF BUSINESS ACQUIRED

  Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete and a constant amortization rate based on the present value of expected future profits.

  Value of business acquired related to universal life and investment contracts also is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to the net unrealized gains on securities component of stockholder's equity, net of applicable deferred income tax.

COST IN EXCESS OF ASSETS ACQUIRED

  The preliminary excess of Jefferson-Pilot's purchase price over the fair value of assets acquired, which has been "pushed down" to the Chubb Life level for financial reporting purposes, is being amortized on a straight-line basis over 35 years.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

  Property and equipment used in operations are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated remaining useful lives of the assets.

FEDERAL INCOME TAXES

  The Predecessor will file a consolidated federal income tax return with its parent for the four months ended April 30, 1997. Federal income tax for the Predecessor is allocated as if the Company and its subsidiaries filed a separate consolidated income tax return. The Successor will file a separate consolidated income tax return for the eight months ended December 31, 1997 and include only the Company and its subsidiaries.

  Deferred income tax assets are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.


NEW ACCOUNTING PRONOUNCEMENT

  In June 1997, the Financial Accounting Standards Board (FASB) issued SFAS 130, "Reporting Comprehensive Income", which is effective for fiscal years beginning after December 15, 1997. SFAS 130 sets standards for the reporting and display of comprehensive income and its components in financial statements. Application of the new rule will not impact the Company's financial position or net income. The Company expects to adopt this pronouncement in the first quarter of 1998, which will include the presentation of comprehensive income for prior periods presented for comparative purposes, as required by SFAS 130. The primary element of comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale.

3.DERIVATIVES

USE OF DERIVATIVES

  The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. At December 31, 1997, ten such interest rate swaps are held to modify specific floating-rate direct investments. The notional amount is $50 million, with the Company receiving an average fixed rate of 7.36% and paying a floating rate based on the 3 month or 6 month LIBOR rates (5.81% and 5.84%, respectively, on December 31, 1997).

  The interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under this swap is reflected as an adjustment to investment income. All of the hedges are of investments classified as available-for-sale, and net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in net unrealized gains on securities in stockholder's equity as of December 31, 1997.

CREDIT AND MARKET RISK

  The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

  The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
3.DERIVATIVES (CONTINUED)

  The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship was terminated, any related hedging instrument that remained would be marked-to-market.

4.INVESTED ASSETS

  Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities available-for-sale at December 31, 1997 were as follows (in thousands):

                                                 GROSS      GROSS
                                    AMORTIZED  UNREALIZED UNREALIZED
                                       COST      GAINS      LOSSES   FAIR VALUE
                                    ---------- ---------- ---------- ----------
U.S. Treasury obligations and di-
 rect obligations of U.S. govern-
 ment agencies..................... $  190,938  $  5,146   $    --   $  196,084
Corporate bonds....................  1,955,816    94,941    (7,030)   2,043,727
Foreign bonds......................        637        --       (29)         608
Mortgage-backed securities.........    729,671    21,831      (419)     751,083
Redeemable preferred stocks........      1,922        50       (90)       1,882
                                    ----------  --------   -------   ----------
Total debt securities.............. $2,878,984  $121,968   $(7,568)  $2,993,384
                                    ==========  ========   =======   ==========

  Aggregate amortized cost and aggregate fair value of debt securities at December 31, 1997 by contractual maturity were as follows (in thousands):

                                                          AMORTIZED     FAIR
                                                             COST      VALUE
                                                          ---------- ----------
Due in one year or less.................................. $   85,421 $   85,637
Due after one year through five years....................    236,911    241,483
Due after five years through ten years...................    547,657    570,656
Due after ten years......................................    595,626    639,796
Amounts not due at a single maturity date................  1,413,369  1,455,812
                                                          ---------- ----------
                                                          $2,878,984 $2,993,384
                                                          ========== ==========

  Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
4.INVESTED ASSETS (CONTINUED)

  The sources of net investment income for the Successor and Predecessor for 1997 were as follows: (in thousands):

                                                          SUCCESSOR  PREDECESSOR
                                                         ----------- -----------
                                                            EIGHT
                                                           MONTHS    FOUR MONTHS
                                                            ENDED       ENDED
                                                         DECEMBER 31  APRIL 30
                                                            1997        1997
                                                         ----------- -----------
Debt securities.........................................  $144,632     $75,964
Equity securities.......................................       778         379
Policy loans............................................    11,115       5,281
Mortgage loans..........................................     1,818         267
Other...................................................     2,242       1,095
                                                          --------     -------
Gross investment income.................................   160,585      82,986
Investment expenses.....................................     2,404         930
                                                          --------     -------
Net investment income...................................  $158,181     $82,056
                                                          ========     =======

  Realized investment gains and losses on available-for-sale securities were as follows (in thousands):

                                                          SUCCESSOR  PREDECESSOR
                                                         ----------- -----------
                                                            EIGHT
                                                           MONTHS    FOUR MONTHS
                                                            ENDED       ENDED
                                                         DECEMBER 31  APRIL 30
                                                            1997        1997
                                                         ----------- -----------
Debt securities.........................................   $4,788      $3,658
Equity securities.......................................       --        (185)
                                                           ------      ------
                                                           $4,788      $3,473
                                                           ======      ======

  The changes in unrealized gains on securities classified as available-for-sale for the Successor and Predecessor for 1997 were as follows (in thousands):

                                                         SUCCESSOR  PREDECESSOR
                                                        ----------- -----------
                                                           EIGHT
                                                          MONTHS    FOUR MONTHS
                                                           ENDED       ENDED
                                                        DECEMBER 31  APRIL 30
                                                           1997        1997
                                                        ----------- -----------
Change in unrealized appreciation of equity securi-
 ties..................................................  $  3,897    $ (3,488)
Change in unrealized appreciation of debt securities...   114,400     (29,369)
Change in deferred policy acquisition costs adjust-
 ment..................................................        --      15,305
Change in value of business acquired adjustment........   (66,094)      1,080
                                                         --------    --------
                                                           52,203     (16,472)
Deferred income taxes..................................   (18,271)      5,764
                                                         --------    --------
                                                         $ 33,932    $(10,708)
                                                         ========    ========

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997

5.DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

  Policy acquisition costs deferred and the related amortization charged to income for both the Successor and Predecessor were as follows (in thousands):

                                                         SUCCESSOR  PREDECESSOR
                                                        ----------- -----------
                                                           EIGHT
                                                          MONTHS    FOUR MONTHS
                                                           ENDED       ENDED
                                                        DECEMBER 31  APRIL 30
                                                           1997        1997
                                                        ----------- -----------
Beginning balance......................................   $    --    $644,653
Deferral:
  Commissions..........................................    26,240      37,512
  Other................................................    13,179       6,589
                                                          -------    --------
                                                           39,419      44,101
Amortization...........................................    (1,219)    (36,194)
Change in adjustment to reflect the effects of
 unrealized gains on securities........................        --      15,305
                                                          -------    --------
Ending balance.........................................   $38,200    $667,865
                                                          =======    ========

  Changes in the value of business acquired for both the Successor and Predecessor were as follows (in thousands):

                                                         SUCCESSOR  PREDECESSOR
                                                        ----------- -----------
                                                           EIGHT
                                                          MONTHS    FOUR MONTHS
                                                           ENDED       ENDED
                                                        DECEMBER 31  APRIL 30
                                                           1997        1997
                                                        ----------- -----------
Beginning balance......................................  $481,600     $34,460
Capitalized cost.......................................    34,929          --
Amortization...........................................   (31,770)     (1,284)
Change in adjustment to reflect the effects of
 unrealized gains on securities........................   (66,094)      1,080
                                                         --------     -------
Ending balance.........................................  $418,665     $34,256
                                                         ========     =======

  Expected approximate amortization percentages of the value of business acquired as of December 31, 1997 over the next five years are as follows (in thousands):

                                                                    AMORTIZATION
                                                                     PERCENTAGE
                                                                    ------------
Year Ending December 31:
  1998.............................................................     11.6%
  1999.............................................................     11.3
  2000.............................................................     10.2
  2001.............................................................      9.1
  2002.............................................................      8.4

6.FEDERAL INCOME TAXES

  Federal income tax provisions for both the Successor and the Predecessor have been computed using the tax rates and regulations in effect during the year. The provision for federal income tax gives effect to permanent differences between financial and taxable income. The statutory federal corporate tax rate was equal to the effective tax rate for the Successor, as there were minimal permanent differences. The statutory federal corporate tax rate differed from the effective tax rate for the Predecessor due to a change in estimate of the tax liability.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
6.FEDERAL INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that gave rise to deferred income tax liabilities and assets at December 31, 1997 were as follows (in thousands):

Deferred income tax liabilities:
  Value of business acquired.......................................... $157,695
  Net unrealized gains on securities..................................   18,271
  Other...............................................................    2,406
                                                                       --------
Total.................................................................  178,372
Deferred income tax assets:
  Future policy benefits and policy fund balances.....................  133,839
  Deferred policy acquisition costs...................................   61,466
  Other assets........................................................   12,578
  Group contingency reserve...........................................    3,080
  Due and deferred premiums...........................................    2,232
  Severance and relocation............................................    2,089
  Other...............................................................    2,272
                                                                       --------
Total.................................................................  217,556
                                                                       --------
Net deferred income tax asset......................................... $ 39,184
                                                                       ========

  Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $13.5 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related deferred tax liability has been recognized. If the entire balance of the account became taxable under the current federal rate, the tax would approximate $4.7 million.

  Federal income taxes paid in 1997, including amounts remitted to the Predecessor's parent for its share of income taxes were $30,694,000 for the Successor and $24,081,000 for the Predecessor.

7.PENSIONS

  The Company's defined benefit pension plan for both the Successor and the Predecessor have been included with the respective pension plans of their Parents. The respective plans cover substantially all employees. Pension costs allocated to the Company for the eight months ended December 31, 1997, for the Successor were $1,739,000. Terms of the acquisition agreement between Jefferson-Pilot and the Chubb Corporation specified that the Chubb Corporation would assume all responsibilities for pension costs through the acquisition. As such, the Company paid the Chubb Corporation approximately $3,500,000 representing the present value of all future pension costs as of April 30, 1997. The difference between the amount remitted to the Chubb Corporation and the liability recorded at April 30, 1997, was recorded as a settlement gain for the Predecessor of approximately $300,000.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997

8.OTHER POSTRETIREMENT BENEFITS

  The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Prior to the acquisition, the Company had recorded a postretirement benefit obligation of approximately $24,185,000, representing all of the expected costs of retirees, vested active plan participants, and other non-vested plan participants. As part of the acquisition, the Chubb Corporation assumed all liabilities relating to these postretirement benefits without any cash transferring to the Chubb Corporation. The result of this assumption of the liabilities was a settlement gain of approximately $23,916,000 for the Predecessor. This gain is included in the statement of income as a reduction to commissions and operating expenses, net of deferrals. Postretirement costs of the Successor that were allocated from Jefferson-Pilot amounted to approximately $455,000 for the eight month period ended December 31, 1997.

9.RENT EXPENSE AND COMMITMENTS

  The Company occupies office facilities under lease agreements which expire at various dates through 2009; such leases generally are renewed or replaced by other leases. In addition, the Company leases office and transportation equipment.

  Total rent expense charged to operations amounted to approximately $1,937,000 for the Successor and $979,000 for the Predecessor, respectively. All leases are operating leases and generally contain renewal options. At December 31, 1997, future minimum rental payments required under noncancellable operating leases were as follows (in thousands):

      Year ending December 31:
        1998............................................................ $ 2,560
        1999............................................................   1,916
        2000............................................................   1,449
        2001............................................................   1,334
        2002............................................................   1,124
        Subsequent to 2002..............................................   4,591
                                                                         -------
                                                                         $12,974
                                                                         =======

  The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the consolidated balance sheet, approximates $78,000,000 as of December 31, 1997.

10.REINSURANCE

  The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1,400,000.

  Sovereign had a reinsurance recoverable resulting from a reinsurance agreement with a single reinsurer of $96,740,000 at December 31, 1997. Sovereign coinsured fifty percent of a block of single premium whole life policies under this agreement. Sovereign and the reinsurer are joint and equal owners in securities and short term investments of $194,659,000 at December 31, 1997. The remaining reinsurance recoverables were associated with numerous other reinsurers.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
10.REINSURANCE (CONTINUED)

  The effect of reinsurance on the premiums and policy charges in the consolidated statement of income for both the Successor and Predecessor was as follows (in thousands):

                                                   CEDED TO   ASSUMED
 SUCCESSOR, EIGHT MONTHS ENDED DECEMBER    DIRECT    OTHER   FROM OTHER   NET
                31, 1997                   AMOUNT  COMPANIES COMPANIES   AMOUNT
 --------------------------------------   -------- --------- ---------- --------
   Total premiums and policy charges....  $248,903  $14,976    $1,320   $235,247
                                          ========  =======    ======   ========
                                                   CEDED TO   ASSUMED
  PREDECESSOR, FOUR MONTHS ENDED APRIL     DIRECT    OTHER   FROM OTHER   NET
                30, 1997                   AMOUNT  COMPANIES COMPANIES   AMOUNT
  ------------------------------------    -------- --------- ---------- --------
   Total premiums and policy charges....  $124,039  $ 7,063    $  409   $117,385
                                          ========  =======    ======   ========

  Reinsurance recoveries which have been deducted from benefits, claims and expenses in the consolidated statements of income for the Successor and Predecessor were $26,329,000 and $11,929,000, respectively .

  Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the year ended December 31, 1997.

11.STATUTORY FINANCIAL INFORMATION

  The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the New Hampshire Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The impact of permitted accounting practices on statutory capital and surplus is not significant for the Company.

  The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are (1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided,
(3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

  Reported capital and surplus on a statutory basis at December 31, 1997 was $364,707,000. Reported statutory net income for the year ended December 31, 1997 was $151,357,000. Purchase accounting adjustments are not made for statutory accounting purposes.

  The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiaries as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval. Because of the special dividends paid in connection with the acquisition, all dividends paid in 1998 will require prior regulatory approval.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997
11.STATUTORY FINANCIAL INFORMATION (CONTINUED)

  Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk pertaining to its investments, insurance risk, interest rate risk and general business risk. As of December 31, 1997, the Company's adjusted capital and surplus exceeded its authorized control level RBC.

12.TRANSACTIONS WITH AFFILIATED COMPANIES

  During 1997, the Successor and Predecessor entered into agreements with their respective parent companies for general management services, investment management services and transportation services. The Successor accrued $2.8 million for general management and investment services payable to its parent, Jefferson-Pilot Corporation, for the eight months ended December 31, 1997, and this amount remained payable at December 31, 1997. The Predecessor paid its parent, The Chubb Corporation, $2.0 million for general management services and investment services for the four months ended April 30, 1997.

13.FAIR VALUES OF FINANCIAL INSTRUMENTS

  Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

  The methods and assumptions used to estimate the fair value of financial instruments are as follows:

  . Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.

  . Fair values of equity securities are based on quoted market prices.

  . The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.

  . Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses and approximate carrying values.

  The carrying value and fair value of financial instruments at December 31, 1997 were as follows (in thousands):

                                                           CARRYING     FAIR
                                                            VALUE      VALUE
                                                          ---------- ----------
     ASSETS
       Debt securities available-for-sale................ $2,993,384 $2,993,384
       Equity securities available-for-sale..............     18,984     18,984
       Cash and cash equivalents.........................     28,288     28,288
       Policy loans......................................    236,729    236,729
       Mortgage loans on real estate.....................    125,067    123,637

14.LITIGATION

  In the normal course of business, the Company is involved in various lawsuits. Management is of the opinion that these suits are substantially without merit, that valid defenses exist, and that such litigation will not have a material effect on the consolidated financial statements.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
                               DECEMBER 31, 1997

15.YEAR 2000 CONVERSION COSTS (UNAUDITED)

  The Company's parent has been analyzing the Year 2000 computer systems problem since 1995. During the course of this analysis, the Company's parent has ascertained that failure to alleviate Year 2000 systems problems could result in a material disruption to the Company's operations in the year 2000. A centralized oversight and project management process has been put into place to facilitate compliance of all information systems prior to the end of 1999. The oversight process includes communications with significant suppliers to the extent systems are vulnerable to those third parties failure to remedy year 2000 issues. The assessment phase of the Year 2000 effort (including mainframe and alternative systems) is complete for the majority of systems and several have been brought into Year 2000 compliance. To date, the Company's parent has incurred external costs of approximately $3 million. The remainder of this effort is expected to be completed by the third quarter of 1999 utilizing internal and external resources, with remaining external costs estimated at approximately $9 million. However, there can be no guarantee that these results will be achieved and actual results could differ materially. All costs associated with this effort are being expensed as incurred.

               REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

Contractholders

Chubb Separate Account A

  We have audited the accompanying statements of assets and liabilities of the Chubb Separate Account A (the "Separate Account", comprising respectively, the World Growth Stock Division, Money Market Division, Gold Stock Division, Domestic Growth Stock Division, Bond Division, Growth and Income Division, Capital Growth Division, Balanced Division, Emerging Growth Division, Templeton Division, Fidelity Contrafund Division, Fidelity High Income Division, and Fidelity Index 500 Division) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the Emerging Growth Division and Templeton Division, for which the statements of operations and statements of changes in net assets are for the years ended December 31, 1997 and December 31, 1996 and the period from May 1, 1995 (Commencement of Operations) to December 31, 1995, and the Fidelity Contrafund Division, Fidelity High Income Division, and Fidelity Index 500 Division, for which the statements of operations and statements of changes in net assets are for year ended December 31, 1997 and the period from May 2, 1996 (Commencement of Operations) to December 31, 1996. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the applicable fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Chubb Separate Account A at December 31, 1997, the results of their operations and the changes in their net assets for each of the periods indicated above, in conformity with generally accepted accounting principles.

                                      Ernst & Young LLP

Boston Massachusetts
March 13, 1998

                      STATEMENT OF ASSETS AND LIABILITIES

                            CHUBB SEPARATE ACCOUNT A

                             DECEMBER 31, 1997

                             WORLD                             DOMESTIC
                             GROWTH       MONEY       GOLD      GROWTH                  GROWTH      CAPITAL
                             STOCK        MARKET     STOCK       STOCK       BOND     AND INCOME     GROWTH
                            DIVISION     DIVISION   DIVISION   DIVISION    DIVISION    DIVISION     DIVISION
                          ------------  ---------- ---------- ----------- ----------- ----------- ------------
ASSETS
Investments at cost.....  $ 90,077,064  $8,669,243 $7,860,630 $67,408,202 $13,430,888 $31,634,822 $ 93,619,613
                          ============  ========== ========== =========== =========== =========== ============
Investments at market
 value..................  $104,345,292  $8,400,312 $5,204,654 $81,505,107 $13,460,497 $33,669,586 $119,724,549
Accrued investment
 income.................    13,742,893     425,055     52,180   7,699,624     765,180   8,547,352    4,051,461
Net premiums receivable
 (payable)..............      (111,475)    125,229     16,570       4,032      10,616      39,123         (440)
                          ------------  ---------- ---------- ----------- ----------- ----------- ------------
    TOTAL NET ASSETS....  $117,976,710  $8,950,596 $5,273,404 $89,208,763 $14,236,293 $42,256,061 $123,775,570
                          ============  ========== ========== =========== =========== =========== ============
NET ASSET DISTRIBUTION
  Ensemble..............  $  2,024,001  $   58,324 $   82,277 $   790,223 $    25,494
  Ensemble II...........   115,952,709   8,892,272  5,191,127  88,418,540  14,210,799 $42,256,061 $123,775,570
                          ------------  ---------- ---------- ----------- ----------- ----------- ------------
    TOTAL NET ASSETS....  $117,976,710  $8,950,596 $5,273,404 $89,208,763 $14,236,293 $42,256,061 $123,775,570
                          ------------  ---------- ---------- ----------- ----------- ----------- ------------
UNITS OUTSTANDING
  Ensemble..............        48,436       3,391      8,894      16,863       1,194
  Ensemble II...........     2,863,782     533,993    579,349   1,948,619     686,881   1,715,173    3,905,849
NET ASSET VALUE PER UNIT
  Ensemble..............  $     41.787  $   17.198 $    9.251 $    46.862 $    21.353
  Ensemble II...........        40.489      16.652      8.960      45.375      20.689 $    24.637 $     31.690

See notes to financial statements.

                           CHUBB SEPARATE ACCOUNT A

                               DECEMBER 31, 1997

                                        EMERGING                FIDELITY    FIDELITY    FIDELITY
                           BALANCED      GROWTH     TEMPLETON    CONTRA    HIGH INCOME  INDEX 500
                           DIVISION     DIVISION    DIVISION    DIVISION    DIVISION    DIVISION
                          -----------  ----------- ----------- ----------- ----------- -----------
ASSETS
Investments at cost.....  $21,515,249  $41,615,418 $34,817,406 $16,821,745 $6,879,994  $24,513,790
                          ===========  =========== =========== =========== ==========  ===========
Investments at market
value...................  $21,466,699  $47,023,543 $40,080,166 $19,139,001 $7,437,891  $28,918,871
Accrued investment
income..................    3,356,172    2,350,607          --          --         --           --
Net premiums receivable
(payable)...............       (2,746)     118,406      35,862      44,394     62,688       55,891
                          -----------  ----------- ----------- ----------- ----------  -----------
   TOTAL NET ASSETS.....  $24,820,125  $49,492,556 $40,116,028 $19,183,395 $7,500,579  $28,974,762
                          ===========  =========== =========== =========== ==========  ===========
NET ASSET DISTRIBUTION
 Ensemble...............
 Ensemble II............  $24,820,125  $49,492,556 $40,116,028 $19,183,395 $7,500,579  $28,974,762
                          -----------  ----------- ----------- ----------- ----------  -----------
   TOTAL NET ASSETS.....  $24,820,125  $49,492,556 $40,116,028 $19,183,395 $7,500,579  $28,974,762
                          ===========  =========== =========== =========== ==========  ===========
UNITS OUTSTANDING
 Ensemble...............
 Ensemble II............    1,405,584    2,676,491   2,596,410   1,397,617    597,876    1,931,963
NET ASSET VALUE PER UNIT
 Ensemble...............
 Ensemble II............  $    17.658  $    18.492 $    15.451 $    13.726 $   12.545  $    14.998

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                               SEPARATE ACCOUNT A

                         WORLD GROWTH STOCK DIVISION         MONEY MARKET DIVISION            GOLD STOCK DIVISION
                     ------------------------------------ -----------------------------  --------------------------------
                           YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                     ------------------------------------ -----------------------------  --------------------------------
                        1997         1996        1995       1997      1996      1995        1997        1996       1995
                     -----------  ----------- ----------- --------  --------  ---------  -----------  ---------  --------
Investment Income:
 Dividend income.... $ 2,476,350  $ 1,896,674 $ 1,504,890 $425,055  $387,924  $ 401,686  $    52,180  $      --  $ 37,550
 Distributions of
 realized gains.....  13,293,185    5,766,822   1,647,022       --        --         --      154,999    196,148        --
                     -----------  ----------- ----------- --------  --------  ---------  -----------  ---------  --------
                      15,769,535    7,663,496   3,151,912  425,056   387,924    401,686      207,179    196,148    37,550
Expenses:
 Mortality and
 expense risk
 charge.............   1,001,394      786,314     607,380   90,263    76,879     70,796       60,762     75,213    67,504
                     -----------  ----------- ----------- --------  --------  ---------  -----------  ---------  --------
   Net Investment
   Income (loss)....  14,768,141    6,877,182   2,544,532  334,792   311,045    330,890      146,417    120,935   (29,954)
                     -----------  ----------- ----------- --------  --------  ---------  -----------  ---------  --------
Gain (loss) on
investments:
 Net realized gain
 (loss) on
 investments........   1,393,920      607,700   1,175,160   61,042    16,652    118,929   (1,020,911)   236,329   172,991
 Change in net
 unrealized gain
 (loss) on
 investments........  (2,140,961)   7,289,718   6,318,978  (11,529)  (19,364)  (132,246)  (2,862,423)  (329,690)   91,937
                     -----------  ----------- ----------- --------  --------  ---------  -----------  ---------  --------
 Net gain (loss) on
 investments........    (747,041)   7,897,418   7,494,138   49,513    (2,712)   (13,317)  (3,883,334)   (93,361)  264,928
                     -----------  ----------- ----------- --------  --------  ---------  -----------  ---------  --------
   Increase
   (Decrease) in Net
   Assets from
   Operations....... $14,021,100  $14,774,600 $10,038,670 $384,305  $308,333  $ 317,573  $(3,736,917) $  27,574  $234,974
                     ===========  =========== =========== ========  ========  =========  ===========  =========  ========

See notes to financial statements.

                               SEPARATE ACCOUNT A

                      DOMESTIC GROWTH STOCK DIVISION            BOND DIVISION             GROWTH AND INCOME DIVISION
                    ----------------------------------- ------------------------------ ----------------------------------
                         YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                    ----------------------------------- ------------------------------ ----------------------------------
                       1997        1996        1995       1997     1996        1995       1997         1996       1995
                    ----------- ----------  ----------- -------- ---------  ---------- -----------  ---------- ----------
Investment Income:
 Dividend income... $   377,561 $  201,993  $   404,753 $754,014 $ 635,318  $  644,900 $   294,059  $  245,874 $  128,853
 Distributions of
 realized gains....   7,681,445  8,608,137    6,680,921   12,303    34,269          --   8,675,134     858,016    385,608
                    ----------- ----------  ----------- -------- ---------  ---------- -----------  ---------- ----------
                      8,059,006  8,810,130    7,085,674  766,317   669,587     644,900   8,969,193   1,103,890    514,461
Expenses:
 Mortality and
 expense risk
 charge............     717,430    578,387      376,813  114,725    97,066      85,025     298,852     160,389     72,581
                    ----------- ----------  ----------- -------- ---------  ---------- -----------  ---------- ----------
   Net Investment
   Income..........   7,341,576  8,231,743    6,708,861  651,592   572,521     559,875   8,670,341     943,501    441,880
                    ----------- ----------  ----------- -------- ---------  ---------- -----------  ---------- ----------
Gain (loss) on
investments:
 Net realized gain
 on investments....   1,112,075    821,643      194,361   31,843    37,510     129,555     763,718     317,839     43,900
 Change in net
 unrealized gain
 (loss) on
 investments.......   7,517,633   (390,637)   3,886,548  235,133  (364,875)    722,365  (1,791,862)  2,500,125  1,598,713
                    ----------- ----------  ----------- -------- ---------  ---------- -----------  ---------- ----------
 Net gain (loss)
 on investments....   8,629,708    431,006    4,080,909  266,976  (327,365)    851,920  (1,028,144)  2,817,964  1,642,613
                    ----------- ----------  ----------- -------- ---------  ---------- -----------  ---------- ----------
   Increase in Net
   Assets from
   Operations...... $15,971,284 $8,662,749  $10,789,770 $918,568 $ 245,156  $1,411,795 $ 7,642,197  $3,761,465 $2,084,493
                    =========== ==========  =========== ======== =========  ========== ===========  ========== ==========

See notes to financial statements.

                               SEPARATE ACCOUNT A

                          CAPITAL GROWTH DIVISION                BALANCED DIVISION
                    ------------------------------------- ----------------------------------
                          YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                    ------------------------------------- ----------------------------------
                       1997        1996          1995        1997        1996        1995
                    ----------- -----------  ------------ ----------  ----------  ----------
Investment Income:
 Dividend income... $    21,278 $   205,917  $     82,406 $  547,519  $  390,626  $  448,590
 Distributions of
 realized gains....   5,556,589  13,379,557     4,456,108  3,432,962   1,233,056     831,663
                    ----------- -----------  ------------ ----------  ----------  ----------
                      5,577,867  13,585,474     4,538,514  3,981,481   1,623,682   1,280,253
Expenses:
 Mortality and
 expense risk
 charge............     962,680     634,806       343,782    199,545     160,537     110,589
                    ----------- -----------  ------------ ----------  ----------  ----------
   Net Investment
   Income (Loss)...   4,615,187  12,950,668     4,194,732  3,781,936   1,463,145   1,169,664
                    ----------- -----------  ------------ ----------  ----------  ----------
Gain (loss) on
investments:
 Net realized gain
 on investments....     827,249     704,194       331,997    125,127     151,391      56,294
 Change in net
 unrealized gain
 (loss) on
 investments.......  19,770,192  (3,210,806)    9,191,593   (829,904)    (17,988)  1,204,925
                    ----------- -----------  ------------ ----------  ----------  ----------
 Net gain (loss)
 on investments....  20,597,441  (2,506,612)    9,523,590   (704,777)    133,403   1,261,219
                    ----------- -----------  ------------ ----------  ----------  ----------
   Increase in Net
   Assets from
   Operations...... $25,212,628 $10,444,056  $ 13,718,322 $3,077,159  $1,596,548  $2,430,883
                    =========== ===========  ============ ==========  ==========  ==========
                        EMERGING GROWTH DIVISION
                    ---------------------------------
                         YEAR ENDED         PERIOD FROM
                        DECEMBER 31,       MAY 1, 1995(A)
                    --------------------- TO DECEMBER 31,
                       1997       1996          1995
                    ---------- ---------- -----------------
Investment Income:
 Dividend income... $       -- $       -- $       --
 Distributions of
 realized gains....  2,355,925    816,743         --
                    ---------- ---------- -----------
                     2,355,925    816,743         --
Expenses:
 Mortality and
 expense risk
 charge............    341,819    156,489     11,735
                    ---------- ---------- -----------
   Net Investment
   Income (Loss)...  2,014,106    660,254    (11,735)
                    ---------- ---------- -----------
Gain (loss) on
investments:
 Net realized gain
 on investments....    528,900    349,647     17,701
 Change in net
 unrealized gain
 (loss) on
 investments.......  3,845,746  1,103,470    458,910
                    ---------- ---------- -----------
 Net gain (loss)
 on investments....  4,374,646  1,453,117    476,611
                    ---------- ---------- -----------
   Increase in Net
   Assets from
   Operations...... $6,388,752 $2,113,371 $  464,876
                    ========== ========== ===========

-----
(a) Commencement of operations

See notes to financial statements.

                               SEPARATE ACCOUNT A

                                      TEMPLETON                      FIDELITY CONTRA-
                                       DIVISION                       FUND DIVISION
                         ------------------------------------- ----------------------------
                                 YEAR            PERIOD FROM                  PERIOD FROM
                                 ENDED         MAY 1, 1995 (A)              MAY 2, 1996 (A)
                             DECEMBER 31,            TO         YEAR ENDED        TO
                         ---------------------  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                            1997       1996         1995           1997          1996
                         ---------- ---------- --------------- ------------ ---------------
Investment Income:
 Dividend income........ $  678,464 $  159,471    $     --      $   53,570     $     --
 Distributions of
 realized gains.........    272,716     46,512          --         141,577           --
                         ---------- ----------    --------      ----------     --------
                            951,180    205,983          --         195,147           --
Expenses:
 Mortality and expense
 risk charge............    301,799    143,239      28,459         112,772       13,294
                         ---------- ----------    --------      ----------     --------
   Net Investment Income
   (loss)...............    649,381     62,744     (28,459)         82,375      (13,294)
                         ---------- ----------    --------      ----------     --------
Gain on investments:
 Net realized gain on
 investments............    828,887    267,958     316,398         143,362        3,889
 Change in net
 unrealized gain (loss)
 on investments.........  2,126,633  2,779,085     357,041       1,928,296      388,960
                         ---------- ----------    --------      ----------     --------
 Net gain (loss) on
 investments............  2,955,520  3,047,043     673,439       2,071,658      392,849
                         ---------- ----------    --------      ----------     --------
   Increase in Net
   Assets from
   Operations........... $3,604,901 $3,109,787    $644,980      $2,154,033     $379,555
                         ========== ==========    ========      ==========     ========

-----
(a) Commencement of operations

See notes to financial statements.

                               SEPARATE ACCOUNT A

                             FIDELITY HIGH INCOME
                                   DIVISION           FIDELITY INDEX 500 DIVISION
                         ---------------------------- ----------------------------
                                        PERIOD FROM                  PERIOD FROM
                             YEAR     MAY 2, 1996 (A)              MAY 2, 1996 (A)
                            ENDED           TO         YEAR ENDED        TO
                         DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                             1997          1996           1997          1996
                         ------------ --------------- ------------ ---------------
Investment Income:
 Dividend income........   $248,474      $     --      $  101,288     $     --
 Distributions of
 realized gains.........     30,711            --         205,527           --
                           --------      --------      ----------     --------
                            279,185            --         306,815           --
Expenses:
 Mortality and expense
 risk charge............     45,794         9,027         164,470       18,598
                           --------      --------      ----------     --------
   Net Investment Income
   (Loss)...............    233,391        (9,027)        142,345      (18,598)
                           --------      --------      ----------     --------
Gain on investments:
 Net realized gain on
 investments............     71,464        25,826         435,364       24,088
 Change in net
 unrealized gain (loss)
 on investments.........    451,237       106,660       3,844,079      561,002
                           --------      --------      ----------     --------
 Net gain on
 investments............    522,701       132,486       4,279,443      585,090
                           --------      --------      ----------     --------
   Increase in Net
   Assets from
   Operations...........   $756,092      $123,459      $4,421,788     $566,492
                           ========      ========      ==========     ========

-----
(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                               SEPARATE ACCOUNT A

                       WORLD GROWTH STOCK DIVISION              MONEY MARKET DIVISION                GOLD STOCK DIVISION
                   --------------------------------------  ----------------------------------  ----------------------------------
                         YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                   --------------------------------------  ----------------------------------  ----------------------------------
                       1997         1996         1995         1997        1996        1995        1997        1996        1995
                   ------------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
INCREASE IN NET
ASSETS
Operations:
 Net investment
 income (loss)...  $ 14,768,141  $ 6,877,182  $ 2,544,532  $  334,792  $  311,045  $  330,890  $  146,417  $  120,935  $  (29,954)
 Net realized
 gain (loss) on
 investments.....     1,393,920      607,700    1,175,160      61,042      16,652     118,929  (1,020,911)    236,329     172,991
 Change in net
 unrealized gain
 (loss) on
 investments.....    (2,140,961)   7,289,718    6,318,978     (11,529)    (19,364)  (132,246)  (2,862,423)   (329,690)     91,937
                   ------------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Increase
(decrease) in net
assets from
operations.......    14,021,100   14,774,600   10,038,670     384,305     308,333     317,573  (3,736,917)     27,574     234,974
Contractholder
transactions--
Note D:
 Transfers of net
 premiums........    20,387,148   21,940,124   22,926,705   4,688,133   4,466,621   4,965,203   1,487,487   1,687,557   2,002,953
 Transfers
 from/to General
 Account and
 within Separate
 Account, net....    (4,647,630)  (3,897,681)  (1,635,218) (2,751,900) (4,354,762) (2,593,015)    594,080     202,817    (360,212)
 Transfers of
 cost of
 insurance.......    (7,901,778)  (7,361,182)  (6,834,515)   (782,134)   (741,454)   (714,793)   (522,160)   (689,400)   (720,341)
 Transfers on
 account of
 death...........      (143,565)    (317,872)     (79,684)     (6,947)     (1,802)     (2,545)     (5,118)    (27,123)    (10,951)
 Transfers on
 account of other
 terminations....    (2,830,872)  (2,897,126)  (2,840,771)   (592,016)   (464,487)   (126,066)   (297,357)   (363,544)   (324,994)
                   ------------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Net increase
(decrease) in net
assets derived
from
contractholder
transactions.....     4,863,303    7,466,263   11,536,517     555,136  (1,095,884)  1,528,784   1,256,932     810,307     586,455
Net increase
(decrease) in net
assets...........    18,884,403   22,240,863   21,575,187     939,441    (787,551)  1,846,355  (2,479,985)    837,881     821,429
                   ------------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Balance at
beginning of
year.............    99,092,307   76,851,444   55,276,257   8,011,155   8,798,706   6,952,349   7,753,389   6,915,508   6,094,079
                   ------------  -----------  -----------  ----------  ----------  ----------  ----------  ----------  ----------
Balance at end of
year.............  $117,976,710  $99,092,307  $76,851,444  $8,950,596  $8,011,155  $8,798,706  $5,273,404  $7,753,389  $6,915,508
                   ============  ===========  ===========  ==========  ==========  ==========  ==========  ==========  ==========

See notes to financial statements.

                              SEPARATE ACCOUNT A

                     DOMESTIC GROWTH STOCK DIVISION                 BOND DIVISION
                         YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                   -------------------------------------  ------------------------------------
                      1997         1996         1995         1997         1996         1995
                   -----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DE-
CREASE) IN NET
ASSETS
Operations:
 Net investment
 income..........  $ 7,341,576  $ 8,231,743  $ 6,708,861  $   651,592  $   572,521  $  559,875
 Net realized
 gain (loss) on
 investments.....    1,112,075      821,643      194,361       31,843       37,510     129,555
 Change in net
 unrealized gain
 (loss) on in-
 vestments.......    7,517,633     (390,637)   3,686,548      235,133     (364,875)    722,365
                   -----------  -----------  -----------  -----------  -----------  ----------
Increase in net
 assets from op-
 erations........   15,971,284    8,662,749   10,789,770      918,568      245,156   1,411,795
Contractholder
 transactions--
 Note D:
 Transfers of net
 premiums........   15,002,595   15,512,647   12,662,001    2,691,506    2,634,301   2,904,776
 Transfers
 from/to General
 Account and
 within Separate
 Account, net....   (3,643,068)    (999,798)   4,798,054     (394,592)     999,421  (5,156,597)
 Transfers of
 cost of insur-
 ance............   (5,977,445)  (5,382,924)  (4,118,433)    (918,928)    (909,361)  (918,529)
 Transfers on ac-
 count of death..     (138,279)    (363,028)     (65,789)     (65,768)     (16,880)     (2,860)
 Transfers on ac-
 count of other
 terminations....   (2,043,613)  (1,916,226)  (1,771,658)    (384,107)    (438,849)   (436,792)
                   -----------  -----------  -----------  -----------  -----------  ----------
 Net increase
 (decrease) in
 net assets
 derived from
 contractholder
 transactions....    3,200,190    6,850,671   11,506,175      928,111    2,268,632  (3,610,002)
 Net increase
 (decrease) in
 net assets......   19,171,474   15,513,420   22,295,945    1,846,679    2,513,788  (2,198,207)
                   -----------  -----------  -----------  -----------  -----------  ----------
Balance at begin-
 ning of year....   70,037,289   54,523,869   32,227,924   12,389,614    9,875,826  12,074,033
                   -----------  -----------  -----------  -----------  -----------  ----------
Balance at end of
 year............  $89,208,763  $70,037,289  $54,523,869  $14,236,293  $12,389,614  $9,875,826
                   ===========  ===========  ===========  ===========  ===========  ==========
                       GROWTH AND INCOME DIVISION
                         YEAR ENDED DECEMBER 31,
                   --------------------------------------
                      1997         1996         1995
                   ------------ ------------ ------------
INCREASE (DE-
CREASE) IN NET
ASSETS
Operations:
 Net investment
 income..........   $8,670,341  $   943,501  $   441,880
 Net realized
 gain (loss) on
 investments.....      763,781      317,839       43,900
 Change in net
 unrealized gain
 (loss) on in-
 vestments.......   (1,791,862)   2,500,125    1,598,713
                   ------------ ------------ ------------
Increase in net
 assets from op-
 erations........    7,642,197    3,761,465    2,084,493
Contractholder
 transactions--
 Note D:
 Transfers of net
 premiums........    8,132,090    6,240,133    3,961,606
 Transfers
 from/to General
 Account and
 within Separate
 Account, net....    5,643,742    3,324,466    3,929,594
 Transfers of
 cost of insur-
 ance............   (2,745,042)  (1,850,081)  (1,064,970)
 Transfers on ac-
 count of death..      (45,431)    (46,114)       (3,375)
 Transfers on ac-
 count of other
 terminations....     (658,736)    (368,235)    (161,477)
                   ------------ ------------ ------------
 Net increase
 (decrease) in
 net assets
 derived from
 contractholder
 transactions....   10,226,623    7,300,169    6,661,378
 Net increase
 (decrease) in
 net assets......   17,868,820   11,061,634    8,745,871
                   ------------ ------------ ------------
Balance at begin-
 ning of year....   24,387,241   13,325,607    4,579,736
                   ------------ ------------ ------------
Balance at end of
 year............  $42,256,061  $24,387,241  $13,325,607
                   ============ ============ ============

-----
(a) Commencement of operations.

See notes to financial statements.

                              SEPARATE ACCOUNT A

                         CAPITAL GROWTH DIVISION                    BALANCED DIVISION
                   --------------------------------------  -------------------------------------
                         YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                   --------------------------------------  -------------------------------------
                       1997         1996         1995         1997         1996         1995
                   ------------  -----------  -----------  -----------  -----------  -----------
INCREASE IN NET ASSETS
Operations:
 Net investment
 income (loss)...  $  4,615,187  $12,950,668  $ 4,194,732  $ 3,781,936  $ 1,463,145  $ 1,169,664
 Net realized
 gain on
 investments.....       827,249      704,194      331,997      125,127      151,391       56,294
Change in net
unrealized gain
(loss) on
investments......    19,770,192   (3,210,806)   9,191,593     (829,904)     (17,988)   1,204,925
                   ------------  -----------  -----------  -----------  -----------  -----------
Increase in net
assets from
operations.......    25,212,628   10,444,056   13,718,322    3,077,159    1,596,548    2,430,883
Contractholder
transactions--
Note D:
 Transfers of net
 premiums........    23,605,444   20,766,738   16,405,660    4,506,381    4,608,156    4,547,924
 Transfers
 from/to General
 Account and
 within Separate
 Account, net....     2,703,509    5,662,187    3,400,177     (154,536)    (283,623)   1,225,695
 Transfers of
 cost of
 insurance.......    (7,961,359)  (6,261,918)  (4,336,652)  (1,580,912)  (1,498,155)  (1,334,390)
 Transfers on
 account of
 death...........      (104,089)    (191,870)     (17,451)     (32,682)     (37,978)     (11,992)
 Transfers on
 account of other
 terminations....    (2,348,433)  (1,886,962)  (1,543,687)    (480,806)    (460,839)    (684,107)
                   ------------  -----------  -----------  -----------  -----------  -----------
Net increase in
net assets
derived from
contractholder
transactions.....    15,895,072   18,088,175   13,908,047    2,257,445    2,327,561    3,743,130
Net increase in
net assets.......    41,107,700   28,532,231   27,626,369    5,334,604    3,924,109    6,174,013
                   ------------  -----------  -----------  -----------  -----------  -----------
Balance at
beginning of
year.............    82,667,870   54,135,639   26,509,270   19,485,521   15,561,412    9,387,399
                   ------------  -----------  -----------  -----------  -----------  -----------
Balance at end of
year.............  $123,775,570  $82,667,870  $54,135,639  $24,820,125  $19,485,521  $15,561,412
                   ============  ===========  ===========  ===========  ===========  ===========
                          EMERGING GROWTH DIVISION
                   -----------------------------------------
                                               PERIOD FROM
                   YEAR ENDED DECEMBER 31,   MAY 1, 1995(A)
                   ------------------------- TO DECEMBER 31,
                      1997         1996           1995
                   ------------ ------------ ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment
 income (loss)...  $ 2,014,106  $   660,254    $  (11,735)
 Net realized
 gain on
 investments.....      528,900      349,647        17,701
Change in net
unrealized gain
(loss) on
investments......    3,845,746    1,103,470       458,910
                   ------------ ------------ ---------------
Increase in net
assets from
operations.......    6,388,752    2,113,371       464,876
Contractholder
transactions--
Note D:
 Transfers of net
 premiums........   12,081,437    7,560,238     1,779,119
 Transfers
 from/to General
 Account and
 within Separate
 Account, net....    7,761,806   11,847,439     5,574,465
 Transfers of
 cost of
 insurance.......   (3,150,610)  (1,670,564)     (218,292)
 Transfers on
 account of
 death...........      (29,914)     (14,856)
 Transfers on
 account of other
 terminations....     (617,379)    (364,506)      (12,826)
                   ------------ ------------ ---------------
Net increase in
net assets
derived from
contractholder
transactions.....   16,045,340   17,357,751     7,122,466
Net increase in
net assets.......   22,434,092   19,471,122     7,587,342
                   ------------ ------------ ---------------
Balance at
beginning of
year.............   27,058,464    7,587,342            --
                   ------------ ------------ ---------------
Balance at end of
year.............  $49,492,556  $27,058,464    $7,587,342
                   ============ ============ ===============

-----
(a)Commencement of operations.

See notes to financial statements.

                              SEPARATE ACCOUNT A

                                   TEMPLETON DIVISION              FIDELITY CONTRAFUND DIVISION
                         ----------------------------------------- -----------------------------
                                                     PERIOD FROM                   PERIOD FROM
                                                   MAY 1, 1995 (A)               MAY 2, 1996 (A)
                                                         TO        PERIOD ENDED        TO
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                             YEAR ENDED 1997            1995           1997           1996
                         ------------------------  --------------- ------------  ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment income
 (loss)................. $   649,381  $    62,744    $  (28,459)   $    82,375     $  (13,294)
 Net realized gain on
 investments............     828,887      267,958       316,398        143,362          3,889
 Change in net
 unrealized gain on
 investments............   2,126,633    2,779,085       357,041      1,928,296        388,960
                         -----------  -----------    ----------    -----------     ----------
Increase in net assets
from operations.........   3,604,901    3,109,787       644,980      2,154,033        379,555
Contractholder
transactions--Note D:
 Transfers of net
 premiums...............   9,182,098    5,361,868     1,959,347      4,532,969        930,093
 Transfers from/to
 General Account and
 within Separate
 Account, net...........   7,333,435    8,214,110     5,568,613      8,789,832      3,824,157
 Transfers of cost of
 insurance..............  (2,324,520)  (1,135,804)     (361,292)    (1,101,248)      (151,699)
 Transfers on account of
 death..................     (64,977)      (9,512)                      (1,382)
 Transfers on account of
 other terminations.....    (437,273)    (414,887)     (114,846)      (153,334)       (19,581)
                         -----------  -----------    ----------    -----------     ----------
Net increase in net
assets derived from
contractholder
transactions............  13,688,763   12,015,775     7,051,822     12,066,837      4,582,970
Net increase in net
assets..................  17,293,664   15,125,562     7,696,802     14,220,870      4,962,525
                         -----------  -----------    ----------    -----------     ----------
Balance at beginning of
year....................  22,822,364    7,686,802            --      4,962,525             --
                         -----------  -----------    ----------    -----------     ----------
Balance at end of year.. $40,116,028  $22,822,364    $7,696,802    $19,183,395     $4,962,525
                         ===========  ===========    ==========    ===========     ==========

-----
(a)Commencement of operations.

See notes to financial statements.

                              SEPARATE ACCOUNT A

                                FIDELITY HIGH                   FIDELITY
                               INCOME DIVISION             INDEX 500 DIVISION
                         ---------------------------- -----------------------------
                                        PERIOD FROM                   PERIOD FROM
                             YEAR     MAY 2, 1996 (A)               MAY 2, 1996 (A)
                            ENDED           TO         YEAR ENDED         TO
                         DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                             1997          1996           1997           1996
                         ------------ --------------- ------------  ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment income
 (loss).................  $  233,391    $   (9,027)   $   142,345     $  (18,598)
 Net realized gain on
 investments............      71,464        25,826        435,364         24,088
 Change in net
 unrealized gain on
 investments............     451,237       106,660      3,844,079        561,002
                          ----------    ----------    -----------     ----------
Increase in net assets
from operations.........     756,092       123,459      4,421,788        566,492
Contractholder
transactions--Note D:
 Transfers of net
 premiums...............   1,344,308       312,854      5,355,400        887,336
 Transfers from/to
 General Account and
 within Separate
 Account, net...........   3,119,835     2,471,242     13,090,735      6,216,629
 Transfers of cost of
 insurance..............    (362,364)      (72,880)    (1,230,424)      (145,983)
 Transfers on account of
 death..................      (3,474)                     (41,017)
 Transfers on account of
 other terminations.....    (173,019)      (15,474)      (149,305)         3,111
                          ----------    ----------    -----------     ----------
Net increase in net
assets derived from
contractholder
transactions............   3,925,286     2,695,742     17,025,389      6,961,093
Net increase in net
assets..................   4,681,378     2,819,201     21,447,177      7,527,585
                          ----------    ----------    -----------     ----------
Balance at beginning of
year....................   2,819,201             0      7,527,585             --
                          ----------    ----------    -----------     ----------
Balance at end of year..  $7,500,579    $2,819,201    $28,974,762     $7,527,585
                          ==========    ==========    ===========     ==========

-----
(a)Commencement of operations.

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                           CHUBB SEPARATE ACCOUNT A

                               DECEMBER 31, 1997

NOTE A--ORGANIZATION OF ACCOUNT

  Chubb Separate Account A (the "Separate Account") is a separate account of Chubb Life Insurance Company of America ("Chubb Life"). Effective April 30, 1997, Chubb Life and its subsidiaries were acquired by Jefferson-Pilot Corporation. The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by Chubb Life, Chubb Colonial Life Insurance Company ("Chubb Colonial") and its predecessor. As of December 31, 1997, the Separate Account is comprised of thirteen investment divisions, nine of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc. (formerly Chubb America Fund, Inc.), one of which invests in the Templeton International Fund, and three of which invest in certain Fidelity Portfolios, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

  Valuation of Investments: Investments in shares of the Fund are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

  Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

  Investment Transactions: Purchases and sales of shares of the Fund are recorded as of the trade date, the date the transaction is executed.

  Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of Chubb Life which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

  Expenses: Currently, the Separate Account contains the net assets of two variable insurance policies, Ensemble and Ensemble II. A mortality and expense risk charge payable to Chubb Life is accrued daily which will not exceed
 .6%and .9% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble and Ensemble II, respectively.

NOTE C--AFFILIATED COMPANY TRANSACTIONS

  Administrative services necessary for the operation of the Separate Account are provided by Chubb America Service Corporation, an affiliate of Chubb Life. Chubb Life and Chubb Colonial are the principal underwriters of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Securities Corporation, an affiliate of the Company, is the distributor.

NOTE D--DIVERSIFICATION REQUIREMENTS

  Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated assets account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

  The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

                           CHUBB SEPARATE ACCOUNT A
                               DECEMBER 31, 1997

NOTE E--INVESTMENTS

  In determining the net realized gain or loss on sales of shares of the Fund, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 1997 is the same as for financial reporting purposes.

  Following is a summary of shares of each portfolio of the Fund owned by the respective divisions of the Separate Account and the related net asset values at December 31, 1997.

                                                                     NET ASSET
                                                                       VALUE
                                                           SHARES    PER SHARE
                                                          --------- -----------
World Growth Stock Portfolio............................. 4,481,741 $ 23.285555
Money Market Portfolio...................................   821,429   10.226466
Gold Stock Portfolio.....................................   583,765    8.915666
Domestic Growth Stock Portfolio.......................... 3,989,371   20.430565
Bond Portfolio........................................... 1,279,737   10.518171
Growth and Income Portfolio.............................. 1,968,282   17.106082
Capital Growth Portfolio................................. 5,639,705   21.228866
Balanced Portfolio....................................... 1,827,117   11.748947
Emerging Growth Portfolio................................ 2,691,658   17.470000
Templeton Portfolio...................................... 1,986,133   20.180000
Fidelity Contra Portfolio................................   959,830   19.940000
Fidelity High Income Portfolio...........................   547,709   13.580000
Fidelity Index 500 Portfolio.............................   252,809  114.390000

NOTE F--CONTRACTHOLDER TRANSACTIONS

                                               YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------------------
                                  1997                  1996                    1995
                          --------------------- ----------------------  ----------------------
                            UNITS     AMOUNT      UNITS      AMOUNT       UNITS      AMOUNT
                          --------- ----------- ---------  -----------  ---------  -----------
World Growth Stock Divi-
 sion
 Issuance of units......  1,011,924 $39,798,520 1,228,496  $39,291,612  1,715,142  $47,537,500
 Redemptions of units...    895,063  34,935,217   994,317   31,825,349  1,277,857   36,000,983
                          --------- ----------- ---------  -----------  ---------  -----------
  Net Increase..........    116,861 $ 4,863,303   234,179  $ 7,466,263    437,285  $11,536,517
                          ========= =========== =========  ===========  =========  ===========
Money Market Division
 Issuance of units......  2,230,904 $36,446,460 1,936,504  $30,547,227  1,688,778  $25,651,528
 Redemptions of units...  2,193,315  35,891,324 2,006,047   31,643,111  1,587,725   24,122,744
                          --------- ----------- ---------  -----------  ---------  -----------
  Net Increase (de-
   crease)..............     37,589 $   555,136   (69,543) $(1,095,884)   101,053  $ 1,528,784
                          ========= =========== =========  ===========  =========  ===========
Gold Stock Division
 Issuance of units......    589,273 $ 6,878,213   278,948  $ 5,141,128    371,551  $ 5,790,832
 Redemptions of units...    475,559   5,621,281   234,636    4,330,821    327,364    5,204,377
                          --------- ----------- ---------  -----------  ---------  -----------
  Net Increase..........    113,714 $ 1,256,932    44,312  $   810,307     44,187  $   586,455
                          ========= =========== =========  ===========  =========  ===========
Domestic Growth Stock
 Division
 Issuance of units......    783,149 $32,220,885   938,273  $32,523,842    917,824  $26,054,533
 Redemptions of units...    707,768  29,020,695   746,233   25,673,171    509,915   14,548,358
                          --------- ----------- ---------  -----------  ---------  -----------
  Net Increase..........     75,381 $ 3,200,190   192,040  $ 6,850,671    407,909  $11,506,175
                          ========= =========== =========  ===========  =========  ===========
Bond Division
 Issuance of units......    396,342 $ 7,858,820   551,744  $10,326,450    672,153  $11,914,386
 Redemptions of units...    350,970   6,930,709   429,283    8,057,818    887,866   15,524,388
                          --------- ----------- ---------  -----------  ---------  -----------
  Net Increase (de-
   crease)..............     45,372 $   928,111   122,461  $ 2,268,632   (215,713) $(3,610,002)
                          ========= =========== =========  ===========  =========  ===========

                           CHUBB SEPARATE ACCOUNT A
                               DECEMBER 31, 1997

                                               YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------------------
                                  1997                  1996                  1995
                          --------------------- --------------------- ---------------------
                            UNITS     AMOUNT      UNITS     AMOUNT      UNITS     AMOUNT
                          --------- ----------- --------- ----------- --------- -----------
Growth and Income Divi-
 sion
 Issuance of units......  1,110,245 $24,846,023 1,036,744 $17,720,412   730,636 $10,587,371
 Redemptions of units...    659,777  14,619,400   613,562  10,420,243   271,957   3,925,993
                          --------- ----------- --------- ----------- --------- -----------
  Net Increase..........    450,468 $10,226,623   423,182 $ 7,300,169   458,679 $ 6,661,378
                          ========= =========== ========= =========== ========= ===========
Capital Growth Division
 Issuance of units......  1,727,504 $49,693,896 1,982,313 $47,005,977 1,825,698 $31,919,956
 Redemptions of units...  1,166,517  33,798,824 1,225,848  28,917,802 1,017,713  18,011,909
                          --------- ----------- --------- ----------- --------- -----------
  Net Increase..........    560,987 $15,895,072   756,465 $18,088,175   807,985 $13,908,047
                          ========= =========== ========= =========== ========= ===========
Balanced Division
 Issuance of units......    557,010 $ 9,238,539   804,427 $11,577,640   763,616 $ 9,631,633
 Redemptions of units...    423,594   6,981,094   645,411   9,250,079   464,695   5,888,503
                          --------- ----------- --------- ----------- --------- -----------
  Net Increase..........    133,416 $ 2,257,445   159,016 $ 2,327,561   298,921 $ 3,743,130
                          ========= =========== ========= =========== ========= ===========
Emerging Growth Division
 Issuance of units......  2,187,207 $37,160,174 1,835,746 $27,213,432   718,606 $ 8,905,329
 Redemptions of units...  1,257,679  21,114,834   663,900   9,855,681   143,489   1,782,863
                          --------- ----------- --------- ----------- --------- -----------
  Net Increase..........    929,528 $16,045,340 1,171,846 $17,357,751   575,117 $ 7,122,466
                          ========= =========== ========= =========== ========= ===========
Templeton Division
 Issuance of units......  2,174,212 $32,480,846 2,125,435 $25,905,378 1,977,300 $20,880,595
 Redemptions of units...  1,245,865  18,792,083 1,148,728  13,889,603 1,285,944  13,828,773
                          --------- ----------- --------- ----------- --------- -----------
  Net Increase..........    928,347 $13,688,763   976,707 $12,015,775   691,356 $ 7,051,822
                          ========= =========== ========= =========== ========= ===========

                                                                FOR THE PERIOD
                                                                 MAY 2, 1996
                                             YEAR ENDED            THROUGH
                                          DECEMBER 31, 1997   DECEMBER 31, 1996
                                        --------------------- ------------------
                                          UNITS     AMOUNT     UNITS    AMOUNT
                                        --------- ----------- ------- ----------
Fidelity Contra Division
 Issuance of units....................  1,533,238 $19,271,804 533,610 $5,507,181
 Redemptions of units.................    580,340   7,204,967  88,891    924,211
                                        --------- ----------- ------- ----------
  Net Increase........................    952,898 $12,066,837 444,719 $4,582,970
                                        ========= =========== ======= ==========
Fidelity High Income Division
 Issuance of units....................    797,876 $ 9,316,213 460,340 $4,748,206
 Redemptions of units.................    462,054   5,390,927 198,287  2,052,464
                                        --------- ----------- ------- ----------
  Net Increase........................    335,822 $ 3,925,286 262,053 $2,695,742
                                        ========= =========== ======= ==========
Fidelity Index 500 Division
 Issuance of units....................  2,094,648 $28,323,380 796,936 $8,418,545
 Redemptions of units.................    822,768  11,297,991 136,853  1,457,452
                                        --------- ----------- ------- ----------
  Net Increase........................  1,271,880 $17,025,389 660,083 $6,961,093
                                        ========= =========== ======= ==========

NOTE G--YEAR 2000 CONVERSION (UNAUDITED)

  Jefferson-Pilot Corporation, the Company's parent has developed a centralized oversight and project management process to facilitate the conversion of all information systems to be ready for the year 2000 and has been converting critical data processing systems. The parent Company currently expects the project to be substantially completed by early 1999. Although some projects may be delayed due to resource constraints, the Company does not expect this project to have a significant effect on operations.
-------
(a) Commencement of operations.

                                  APPENDIX A

                      ILLUSTRATIONS OF ACCUMULATION VALUES
                         CASH VALUES AND DEATH BENEFITS

  Following are a series of tables that illustrate how the accumulation values, cash values and death benefits of a policy change with the investment performance of the Portfolios. The tables show how the accumulation values, cash values and death benefits of a Policy issued to an insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross, after tax annual rate of 0%, 4%, and 12%. The tables on pages A-2 through A-7 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The accumulation values, cash values and death benefits would be different from those shown if the returns averaged 0%, 4%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

  The amount of the accumulation value exceeds the cash value during the first ten policy years due to the surrender charge. For policy years eleven and after, the accumulation value and cash value are equal, since the surrender charge has been reduced to zero.

  The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the accumulation values and the fourth and seventh columns illustrate the cash values of the Policy over the designated period. The accumulation values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted. The current cost of insurance rates are based on the sex, issue age, policy year, rating class of the Insured, and the Specified Amount of the Policy. The accumulation values shown in the sixth column and the cash values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $249,999; therefore, the values shown would change for Specified Amounts below $100,000 and above 249,999. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of death benefits reflect the same assumptions as the accumulation values and cash values. The death benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

  The amounts shown for the death benefit, accumulation values, and cash values reflect the fact that the net investment return of the dividends of Separate Account A is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the divisions of Separate Account A.

  The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .70% of the aggregate average daily net assets of the Portfolios, plus a charge of .14% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 1997. The .70% investment advisory fee is the average of the individual investment advisory fees of the twenty Portfolios. The .14% expense figure is based on a weighted average utilizing average net assets for the Jefferson Pilot Variable Fund Portfolios, the Templeton International Fund, the Fidelity VIP and VIP II Portfolios, the Oppenheimer Portfolios and the MFS Portfolios. Expenses for the Templeton International
Fund: Class 1, the Fidelity Equity Income, Growth, Contrafund and Index 500 Portfolios, the MFS Research and Utilities Series, and the Oppenheimer Bond and Strategic Bond Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks which is equivalent to a charge at an annual rate of .90% of the average net assets of the divisions of Separate Account A. After deduction of these amounts, the illustrated gross investment rates of 0%, 4%, and 12% correspond to approximate net annual rates of -1.74%, 2.26% and 10.26%, respectively.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the accumulation values, cash values and death benefits illustrated.

  The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

  Upon request, JP Financial will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing cash value at the tie of request. JP Financial has reserved the right to charge an administrative fee up to $25 for such illustrations.

               JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:  0% (-1.74% NET)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(1):           $1,425


         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        1,482         1,072        695   100,000       1,071        694   100,000
  2        3,023         2,110      1,733   100,000       2,108      1,731   100,000
  3        4,626         3,115      2,738   100,000       3,112      2,735   100,000
  4        6,293         4,094      3,718   100,000       4,082      3,705   100,000
  5        8,027         5,059      4,682   100,000       5,017      4,641   100,000
  6        9,830         6,009      5,696   100,000       5,917      5,603   100,000
  7       11,705         6,946      6,695   100,000       6,778      6,527   100,000
  8       13,655         7,858      7,670   100,000       7,601      7,413   100,000
  9       15,684         8,756      8,631   100,000       8,385      8,260   100,000
 10       17,793         9,642      9,579   100,000       9,128      9,065   100,000
 11       19,987        10,534     10,534   100,000       9,828      9,828   100,000
 12       22,268        11,385     11,385   100,000      10,480     10,480   100,000
 13       24,641        12,194     12,194   100,000      11,080     11,080   100,000
 14       27,109        12,958     12,958   100,000      11,623     11,623   100,000
 15       29,675        13,676     13,676   100,000      12,103     12,103   100,000
 16       32,344        14,343     14,343   100,000      12,515     12,515   100,000
 17       35,120        14,956     14,956   100,000      12,853     12,853   100,000
 18       38,007        15,510     15,510   100,000      13,115     13,115   100,000
 19       41,009        16,000     16,000   100,000      13,296     13,296   100,000
 20       44,131        16,418     16,418   100,000      13,385     13,385   100,000
 21       47,378        16,755     16,755   100,000      13,375     13,375   100,000
 22       50,755        17,006     17,006   100,000      13,253     13,253   100,000
 23       54,268        17,161     17,161   100,000      13,005     13,005   100,000
 24       57,920        17,213     17,213   100,000      12,611     12,611   100,000
 25       61,719        17,150     17,150   100,000      12,053     12,053   100,000
 30       83,118        14,632     14,632   100,000       6,061      6,061   100,000
 35      109,153         6,346      6,346   100,000           0          0         0
 40      140,828             0          0         0           0          0         0

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I               ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40             ANNUAL RATE OF RETURN:   4% (2.26% NET)
$100,000 INITIAL SPECIFIED AMOUNT    ASSUMED ANNUAL PREMIUM(1):           $1,425


         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        1,482         1,121        744   100,000       1,120        743   100,000
  2        3,023         2,252      1,875   100,000       2,250      1,873   100,000
  3        4,626         3,394      3,017   100,000       3,391      3,014   100,000
  4        6,293         4,553      4,177   100,000       4,540      4,164   100,000
  5        8,027         5,742      5,366   100,000       5,699      5,323   100,000
  6        9,830         6,961      6,647   100,000       6,864      6,551   100,000
  7       11,705         8,211      7,960   100,000       8,035      7,784   100,000
  8       13,655         9,482      9,294   100,000       9,210      9,021   100,000
  9       15,684        10,785     10,660   100,000      10,387     10,262   100,000
 10       17,793        12,122     12,059   100,000      11,566     11,503   100,000
 11       19,987        13,511     13,511   100,000      12,744     12,744   100,000
 12       22,268        14,909     14,909   100,000      13,916     13,916   100,000
 13       24,641        16,314     16,314   100,000      15,077     15,077   100,000
 14       27,109        17,723     17,723   100,000      16,223     16,223   100,000
 15       29,675        19,135     19,135   100,000      17,348     17,348   100,000
 16       32,344        20,553     20,553   100,000      18,446     18,446   100,000
 17       35,120        21,972     21,972   100,000      19,516     19,516   100,000
 18       38,007        23,391     23,391   100,000      20,556     20,556   100,000
 19       41,009        24,803     24,803   100,000      21,560     21,560   100,000
 20       44,131        26,202     26,202   100,000      22,520     22,520   100,000
 21       47,378        27,581     27,581   100,000      23,427     23,427   100,000
 22       50,755        28,937     28,937   100,000      24,271     24,271   100,000
 23       54,268        30,261     30,261   100,000      25,038     25,038   100,000
 24       57,920        31,548     31,548   100,000      25,710     25,710   100,000
 25       61,719        32,790     32,790   100,000      26,271     26,271   100,000
 30       83,118        37,997     37,997   100,000      26,737     26,737   100,000
 35      109,153        40,210     40,210   100,000      19,998     19,998   100,000
 40      140,828        36,031     36,031   100,000           0          0         0

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN: 12% (10.26% NET)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM(1):           $1,425


                           ASSUMING CURRENT COSTS            ASSUMING GUARANTEED COSTS
         PREMIUMS    -----------------------------------  -------------------------------
END    ACCUMULATED                                        ACCUMU-
 OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH       LATION    CASH       DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFIT(2)    VALUE(2) VALUE(2)  BENEFIT(2)
----  -------------- ------------ -------- -------------  -------- -------- -------------
  1        1,496         1,220        843        100,000    1,218      842        100,000
  2        3,067         2,549      2,172        100,000    2,547    2,170        100,000
  3        4,717         4,000      3,623        100,000    3,996    3,620        100,000
  4        6,449         5,592      5,216        100,000    5,578    5,202        100,000
  5        8,268         7,353      6,976        100,000    7,307    6,930        100,000
  6       10,177         9,299      8,985        100,000    9,195    8,881        100,000
  7       12,182        11,451     11,200        100,000   11,258   11,007        100,000
  8       14,288        13,820     13,631        100,000   13,514   13,326        100,000
  9       16,498        16,439     16,313        100,000   15,984   15,859        100,000
 10       18,820        19,335     19,272        100,000   18,689   18,626        100,000
 11       21,257        22,564     22,564        100,000   21,660   21,660        100,000
 12       23,816        26,124     26,124        100,000   24,930   24,930        100,000
 13       26,503        30,053     30,053        100,000   28,531   28,531        100,000
 14       29,324        34,390     34,390        100,000   32,502   32,502        100,000
 15       32,287        39,182     39,182        100,000   36,881   36,881        100,000
 16       35,398        44,482     44,482        100,000   41,719   41,719        100,000
 17       38,664        50,347     50,347        100,000   47,072   47,072        100,000
 18       42,093        56,846     56,846        100,000   53,005   53,005        100,000
 19       45,694        64,055     64,055        100,000   59,595   59,595        100,000
 20       49,475        72,064     72,064        100,000   66,929   66,929        100,000
 21       53,445        80,964     80,964  105,253 (2)(3)  75,109   75,109        100,000
 22       57,613        90,797     90,797  116,220 (2)(3)  84,215   84,215  107,795 (2)(3)
 23       61,990       101,647    101,647  128,075 (2)(3)  94,256   94,256  118,763 (2)(3)
 24       66,586       113,619    113,619  140,888 (2)(3) 105,322  105,322  130,599 (2)(3)
 25       71,412       126,832    126,832  154,734 (2)(3) 117,518  117,518  143,372 (2)(3)
 30       99,409       216,248    216,248  250,847 (2)(3) 199,668  199,668  231,614 (2)(3)
 35      135,142       362,767    362,767  388,160 (2)(3) 333,584  333,584  356,935 (2)(3)
 40      180,747       605,242    605,242  635,504 (2)(3) 554,650  554,650  582,383 (2)(3)

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II              ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40             ANNUAL RATE OF RETURN: 0% (-1.74% NET)
$100,000 INITIAL SPECIFIED AMOUNT    ASSUMED ANNUAL PREMIUM(1):          $1,425

         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        1,482         1,069        692   101,069       1,068        691   101,068
  2        3,023         2,101      1,725   102,101       2,099      1,723   102,099
  3        4,626         3,098      2,722   103,098       3,095      2,719   103,095
  4        6,293         4,066      3,689   104,066       4,053      3,676   104,053
  5        8,027         5,017      4,640   105,017       4,973      4,597   104,973
  6        9,830         5,951      5,637   105,951       5,853      5,539   105,853
  7       11,705         6,869      6,618   106,869       6,691      6,440   106,691
  8       13,655         7,759      7,571   107,759       7,485      7,297   107,485
  9       15,684         8,634      8,508   108,634       8,235      8,110   108,235
 10       17,793         9,493      9,431   109,493       8,938      8,875   108,938
 11       19,987        10,359     10,359   110,359       9,592      9,592   109,592
 12       22,268        11,179     11,179   111,179      10,190     10,190   110,190
 13       24,641        11,951     11,951   111,951      10,729     10,729   110,729
 14       27,109        12,671     12,671   112,671      11,201     11,201   111,201
 15       29,675        13,336     13,336   113,336      11,600     11,600   111,600
 16       32,344        13,942     13,942   113,942      11,920     11,920   111,920
 17       35,120        14,483     14,483   114,483      12,155     12,155   112,155
 18       38,007        14,955     14,955   114,955      12,301     12,301   112,301
 19       41,009        15,349     15,349   115,349      12,352     12,352   112,352
 20       44,131        15,656     15,656   115,656      12,298     12,298   112,298
 21       47,378        15,866     15,866   115,866      12,130     12,130   112,130
 22       50,755        15,971     15,971   115,971      11,836     11,836   111,836
 23       54,268        15,962     15,962   115,962      11,401     11,401   111,401
 24       57,920        15,828     15,828   115,828      10,806     10,806   110,806
 25       61,719        15,558     15,558   115,558      10,032     10,032   110,032
 30       83,118        11,686     11,686   111,686       2,953      2,953   102,953
 35      109,153         1,912      1,912   101,912           0          0         0
 40      140,828             0          0         0           0          0         0

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II             ASSUMED HYPOTHETICAL GROSS   4% (2.26% NET)
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:             $1,425
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM (1):

         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 4% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        1,482         1,118        741   101,118       1,117        740   101,117
  2        3,023         2,243      1,867   102,243       2,241      1,864   102,241
  3        4,626         3,375      2,999   103,375       3,372      2,996   103,372
  4        6,293         4,521      4,145   104,521       4,508      4,131   104,508
  5        8,027         5,693      5,317   105,693       5,648      5,272   105,648
  6        9,830         6,891      6,578   106,891       6,789      6,475   106,789
  7       11,705         8,117      7,866   108,117       7,928      7,677   107,928
  8       13,655         9,358      9,170   109,358       9,064      8,876   109,064
  9       15,684        10,627     10,501   110,627      10,194     10,068   110,194
 10       17,793        11,925     11,862   111,925      11,314     11,252   111,314
 11       19,987        13,273     13,273   113,273      12,423     12,423   112,423
 12       22,268        14,621     14,621   114,621      13,512     13,512   113,512
 13       24,641        15,965     15,965   115,965      14,574     14,574   114,574
 14       27,109        17,300     17,300   117,300      15,603     15,603   115,603
 15       29,675        18,621     18,621   118,621      16,589     16,589   116,589
 16       32,344        19,929     19,929   119,929      17,523     17,523   117,523
 17       35,120        21,218     21,218   121,218      18,396     18,396   118,396
 18       38,007        22,479     22,479   122,479      19,207     19,207   119,207
 19       41,009        23,705     23,705   123,705      19,946     19,946   119,946
 20       44,131        24,881     24,881   124,881      20,599     20,599   120,599
 21       47,378        25,996     25,996   125,996      21,151     21,151   121,151
 22       50,755        27,038     27,038   127,038      21,587     21,587   121,587
 23       54,268        27,993     27,993   127,993      21,886     21,886   121,886
 24       57,920        28,846     28,846   128,846      22,022     22,022   122,022
 25       61,719        29,583     29,583   129,583      21,968     21,968   121,968
 30       83,118        30,774     30,774   130,774      17,994     17,994   117,994
 35      109,153        25,243     25,243   125,243       4,369      4,369   104,369
 40      140,828         8,008      8,008   108,008           0          0         0

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACUTAL INVESTMENT RATES OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II             ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40            ANNUAL RATE OF RETURN:  12% (10.26% NET)
$100,000 INITIAL SPECIFIED AMOUNT   ASSUMED ANNUAL PREMIUM (1):           $1,425

         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        1,496         1,216        840   101,216       1,215        839   101,215
  2        3,067         2,539      2,162   102,539       2,536      2,160   102,536
  3        4,717         3,978      3,601   103,978       3,974      3,598   103,974
  4        6,449         5,552      5,175   105,552       5,537      5,161   105,537
  5        8,268         7,287      6,911   107,287       7,239      6,862   107,239
  6       10,177         9,201      8,887   109,201       9,089      8,775   109,089
  7       12,182        11,311     11,060   111,311      11,100     10,849   111,100
  8       14,288        13,625     13,437   113,625      13,287     13,099   113,287
  9       16,498        16,177     16,051   116,177      15,666     15,540   115,666
 10       18,820        18,990     18,927   118,990      18,252     18,189   118,252
 11       21,257        22,122     22,122   122,122      21,069     21,069   121,069
 12       23,816        25,557     25,557   125,557      24,141     24,141   124,141
 13       26,503        29,324     29,324   129,324      27,490     27,490   127,490
 14       29,324        33,456     33,456   133,456      31,138     31,138   131,138
 15       32,287        37,985     37,985   137,985      35,109     35,109   135,109
 16       35,398        42,951     42,951   142,951      39,430     39,430   139,430
 17       38,664        48,392     48,392   148,392      44,129     44,129   144,129
 18       42,093        54,353     54,353   154,353      49,243     49,243   149,243
 19       45,694        60,881     60,881   160,881      54,808     54,808   154,808
 20       49,475        68,024     68,024   168,024      60,860     60,860   160,860
 21       53,445        75,836     75,836   175,836      67,439     67,439   167,439
 22       57,613        84,380     84,380   184,380      74,589     74,589   174,589
 23       61,990        93,723     93,723   193,723      82,351     82,351   182,351
 24       66,586       103,935    103,935   203,935      90,769     90,769   190,769
 25       71,412       115,099    115,099   215,099      99,890     99,890   199,890
 30       99,409       188,476    188,476   288,476     158,241    158,241   258,241
 35      135,142       302,444    302,444   402,444     244,490    244,490   344,490
 40      180,747       479,311    479,311   579,311     369,884    369,884   469,884

-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                    UNDERTAKINGS REGARDING INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Chubb Life Insurance Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

   The cover sheet.
   The Prospectus consisting of 78 pages.
   The undertaking to file reports.
   The undertaking pursuant to Rule 484(b) (1) under the Securities
   Act of 1933.
   The Representations Regarding Fees and Charges.
   The signatures.
   Written consents of the following persons:

         Ernst & Young LLP, contained in Exhibit 7 below.

The following exhibits:
1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

    (a) Certified copy of Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984 (in lieu of indenture or trust creating unit investment trust) (Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

    (b)  Not applicable

    (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to
    Exhibit 1(c)(i) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(iv) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (v) Schedule of Commissions. (Incorporated by reference to Exhibit 1(c)(v) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

    (d)  Not applicable

    (e) Specimen Policy with form of riders. 1,2,3,6,7. (Incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

    (f) (i) Amended and Restated Charter (with all amendments) of Chubb Life Insurance Company of America. (Incorporated by Reference to Exhibit 1(f) (i) of Post-Effective Amendment No. 2 on

Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33-72830).

        (ii) By-Laws of Chubb Life Insurance Company of America. (Incorporated by Reference to Exhibit 1(f) (ii) of Post-Effective Amendment No. 2 on Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33-72830).

    (g)  Not applicable.

    (h) (i) Fund Distribution Agreement between Chubb America Fund, Inc., and Chubb Securities Corporation (incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 7 to Form N-lA of Chubb America Fund Inc., filed on April 11, 1990, Registration
No. 2-94479).

        (ii) Amendment to Fund Distribution Agreement between Chubb America Fund, Inc. and Chubb Securities Corporation (incorporated by reference to
Exhibit 6(a) of Post-Effective Amendment No. 7 to Form N-lA of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

        (iii) Amended and Restated Investment Management Agreement between Chubb America Fund, Inc., and Chubb Investment Advisory Corporation (incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 7 to Form N-lA of Chubb America fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

        (iv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton, Galbraith & Hansberger Ltd. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 11 to Form N-lA of Chubb America Fund, Inc., filed April 14, 1993, Registration No. 2-94479).

        (vii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation (incorporated by reference to Exhibit 5(f) of Post-Effective Amendment No. 7 to Form N-lA of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

        (viii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, inc. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 7 to Form N-lA of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

        (ix) Sub-Investment Management Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Pioneering Management Corporation (incorporated by reference to Exhibit 5(g) of Post-Effective Amendment No. 7 of Form N-lA of Chubb America

Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

        (x) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(h) of Post-Effective Amendment No. 9 to Form N-lA of Chubb America, Inc., filed February 28, 1992, Registration No. 2-94479).

        (xi) Custodian Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to Form N-lA of Chubb America Fund, Inc., filed on February 21, 1991, Registration No. 2-94479).

        (xii) Amendment to the Custodial Services Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 11 to Form N-lA of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

        (xiii) Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 of Form N-lA of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

        (xiv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Growth and Income Portfolio (incorporated by reference to Exhibit 5(i) of Post-Effective Amendment No. 9 of Form N-lA of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

        (xv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Capital Growth Portfolio (incorporated by reference to Exhibit 5(j) of Post-Effective Amendment No. 9 to Form N-lA of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

        (xvii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(1) of Post-Effective Amendment No. 11 to Form N-lA of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

        (xviii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation (incorporated by reference to Exhibit 5(m) of Post-Effective Amendment No. 11 to Form N-lA of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

        (xix) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Phoenix Investment Counsel, Inc. (incorporated by reference to Exhibit 5(n) of Post-Amendment No. 11 to Form N-lA of Chubb America Fund, inc. filed on April 14, 1993, Registration No. 2-94479).

        (xx) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

        (xx) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form 12 to Form N-lA of Chubb America Fund, Inc. filed on February 14, 1995, Registration No. 2-94479).

        (xxi) Form of Sub-Investment Management Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(q) of Post-Effective Amendment No. 12 to Form N-lA of Chubb America Fund, Inc., filed on February 14, 1995, Registration No. 2-94479).

      (i)  Not Applicable.

      (j)  Application.

2. Specimen Policy. (Same as 1(e)).

3. Opinion of counsel. (Incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 28, 1997.)

4. Not Applicable.

5  Not Applicable.

6. Actuarial opinion and consent of Richard Dielensnyder, FSA, MAAA. (Incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 15 to the Registration Statement on Form S-6 dated December 18, 1997.)

7. Consent of Ernst & Young LLP.

8. Procedures Memorandum, as amended, pursuant to Rule 6e-3(T) (b) (12) (iii) under the 1940 Act.(Incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 28, 1997.)

9. Specimen Notice of Right of Withdrawal, pursuant to Rule
   6e3 (T) (b) (13) (viii). (Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 17, 1996).

10. Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T) (b) (13) (iii) (F). (Incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 28, 1997.)

11. (a) Not Applicable.
    (b) Not Applicable.

12. (Incorporated by reference to Exhibit 12 of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed December 10, 1993, File No. 33-72830).

13. (Incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed December 10, 1993, File No. 33-72830).

14. Not Applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account A certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 16 to the Registration Statement and, has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 15th day of April, 1998.

(SEAL)                             JPF SEPARATE ACCOUNT A
                                     (Registrant)
                                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                   AMERICA (Depositor)

                                           /s/ Charles C. Cornelio
                                   By:_______________________________
                                            Charles C. Cornelio


                                   Title:  Executive Vice President,
                                           -----------------------------


ATTEST:

  /s/ Ronald Angarella
---------------------------
Ronald Angarella
Senior Vice President

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Jefferson Pilot Financial Insurance Company certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 16 to the Registration Statement and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 15th day of April, 1998.

[SEAL APPEARS HERE]                  JEFFERSON POLOT FINANCIAL INSURANCE COMPANY

                                     By: /s/ Charles C. Cornelio
                                        ----------------------------
                                             Charles C. Cornelio

                                     Title: Executive Vice President
                                            -----------------------------

ATTEST:

/s/ Ronald R. Angarella
--------------------------
Ronald R. Angarella
Senior Vice President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


            Signatures                       Title                Date
            ----------                       -----                ----
         /s/
------------------------------------ Director               April 15, 1997
      Dennis R. Glass

         /s/
------------------------------------ Director               April 15, 1997
      Kenneth C. Mlekush

         /s/
------------------------------------ Director               April 15, 1997
      David A. Stonecipher

         /s/
------------------------------------ Director               April 15, 1997
      E. Jay Yelton

                                 EXHIBIT INDEX



7.             Consent of Ernst & Young LLP
               Independent Auditors................................